UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report August 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Intelligent Risk Conservative Allocation Fund	NICAX	NICCX	NICRX	NICIX
Nuveen Intelligent Risk Growth Allocation Fund	NIGAX	NIGCX	NIGRX	NIGIX
Nuveen Intelligent Risk Moderate Allocation Fund	NIDAX	NIMCX	NIMRX	NIMIX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $613 billion in assets under management as of June 30, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2014

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Portfolio Managers’

Comments

Nuveen Intelligent Risk Conservative Allocation Fund

Nuveen Intelligent Risk Growth Allocation Fund

Nuveen Intelligent Risk Moderate Allocation Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager James A. Colon, CFA, has been a portfolio manager of the Funds since their inception in May 2012. Effective December 31, 2013, David R. Wilson, CFA, replaced Derek B. Bloom, CFA, as a portfolio manager to the Funds.

Here the management team discusses economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended August 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of seven consecutive meetings (December 2013 through September 2014). As of October 2014 (subsequent to the close of this reporting period), the Fed’s monthly purchases comprise $5 billion in mortgage-backed securities (versus the original $40 billion per month) and $10 billion in longer-term Treasury securities (versus $45 billion). Following its September 2014 meeting (subsequent to the close of this reporting period), the Fed stated that, if upcoming data supports ongoing improvements in the labor markets and inflation rates, it would end its current program of asset purchases at its next meeting in October 2014. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.6%, rebounding strongly from the -2.1% posted in the first quarter of 2014, the economy’s weakest quarter since the recession officially ended in June 2009. Second-quarter growth was attributed in part to improved consumer spending, particularly on durable goods and increased domestic investment. The Consumer Price Index (CPI) rose 1.7% year-over-year as of August 2014, while the core CPI (which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of August 2014, the national unemployment rate was 6.1%, down from the 7.2% reported in August 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 6.7% for the twelve months ended July 2014 (most recent data available at the time this report was prepared), raising home prices to their spring 2005 levels.

Several events touched off increased volatility in the financial markets during the first part of this reporting period. Widespread uncertainty about the next step for the Fed’s quantitative easing program, including the start date for tapering its asset purchase program, had an impact on the markets as well as the overall economy. Meanwhile, Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Portfolio Managers’ Comments (continued)

until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) As calendar year 2014 began, the market environment stabilized and the markets improved.

The period was particularly strong for the U.S. stock market, but also meaningfully so for overseas equities. U.S. equities entered their sixth year of the current bull market boosted by improving macroeconomic data, solid earnings growth and continued accommodative policies from the Fed. The U.S. market did experience a negative sentiment shift and drop in market prices from mid-March through the end of April that was not driven by a significant change in fundamentals. Subsequent to the brief sell-off, larger-cap U.S. equities recovered all of their lost ground and the S&P 500 Index reached record highs in July and August. Over the twelve-month reporting period ended August 31, 2014, this bellwether U.S. market gauge returned 25.25%. Several times throughout the reporting period, investors rotated fairly aggressively away from smaller-cap stocks and into larger-cap stocks and those that pay a dividend. Small caps underperformed their larger-cap brethren during this reporting period, gaining 17.68% as measured by the Russell 2000® Index.

International developed markets performed well over the first half of the reporting period, rounding out a strong 2013, while emerging markets stumbled due to weakness in global growth and commodity prices combined with credit and liquidity concerns. In the early months of 2014, investors rotated aggressively away from stocks that had performed so well in 2013, most notably growth-oriented stocks in the biotechnology and internet-related areas and back to value-oriented stocks. The very bullish expectations carried over from fourth quarter 2013 were dampened by cold weather conditions in the U.S., the political crisis over Russia’s military action in the Ukraine, commentary from new Fed chair Janet Yellen suggesting the potential for a sooner-than-expected rate hike and heightened volatility in Japan as corporates unwound equity positions. China-related concerns also lingered due to poor export data as well as the first yuan-denominated debt default. In the final months of the reporting period, investors returned to their risk-taking ways after the Fed made comments indicating greater flexibility toward maintaining accommodative interest rate levels and the European Central Bank (ECB) announced the adoption of negative interest rates as a strategy to limit deflation risks. IPOs and secondary offerings continued unabated with mixed price results, while the merger and acquisition (M&A) boom continued. The process of inversion, which involves re-domiciling in a non-U.S. tax jurisdiction through M&A transactions with a foreign entity, gained traction as companies looked for ways to access liquidity trapped overseas and potentially lower taxes. While the latter half of the reporting period in particular had times of volatility, the markets continued to grind steadily higher in the face of both positive and negative news. While violence flared up in Iraq and tensions continued in Ukraine, these geopolitical events seemed to do little to rile markets; they mostly manifested in energy sector appreciation on rising oil prices. The performance strength and accompanying valuation premiums of U.S. equities compared with international equities continued, although markets were largely strong across the globe. The MSCI EAFE Index reported a 16.92% return for the reporting period ended August 31, 2014, while the MSCI Emerging Markets Index gained 20.40%.

Overall for the reporting period, fixed income spread sectors produced favorable results as investors worked through a high degree of uncertainty surrounding Fed monetary policy, uneven economic growth and the direction of interest rates. At the beginning of the reporting period, fixed income markets were stressed by the Fed’s discussions surrounding the tapering of its monthly security purchases as a step toward slowly normalizing U.S. monetary policy. The uncertainty roiled fixed income investors, leading to increased risk aversion and significant investor flows out of the bond market, which resulted in sharply higher interest rates, declines in risk assets and stress among emerging markets. For calendar year 2013, investors withdrew more money out of bond funds than they put in for the first time in nearly a decade. After months of “taper talk,” the Fed finally made it official in December, announcing it would begin reducing asset purchases by $10 billion a month starting in January 2014. Policymakers cited improving economic numbers, particularly lower unemployment figures, as the impetus behind the move. At the same time, the Central Bank calmed market fears by reiterating that tapering did not equate to tightening, making a clear commitment to keep short-term interest rates at their current very low levels until at least 2015. Fixed income markets showed stabilization as 2014 got under way, even as concerns were raised about economic slowdowns in the United States due mostly to weather-related issues and in China due to policy shifts to slow the country’s credit growth. Demand for domestic fixed income assets resumed in part due to geopolitical concerns stemming from Russia’s military action in Ukraine and concerns about emerging market growth and stability. The second half of the reporting period largely saw improvements in fundamental and market conditions as investor inflows continued into fixed income markets, yields were generally lower and spreads tightened for risk assets. Markets were further supported by actions taken by policymakers around the globe including various emerging market countries, the Chinese government and the European Central Bank (ECB). The period

6	Nuveen Investments

ended with U.S. economic growth rebounding nicely from its extremely weak first quarter as employment numbers steadily improved, consumer spending picked up and manufacturing increased. With the backdrop of improved U.S. data and reduced policy uncertainty, fixed income markets ended the reporting period with market volatility declining to historically low levels, prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. The Barclays Aggregate Bond Index posted a return of 5.66% for the reporting period ended August 31, 2014.

How did the Funds perform during the twelve-month reporting period ended August 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total return performance information for the one-year and since inception periods ended August 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

What strategies were used to manage the Funds during the reporting period ended August 31, 2014 and how did these strategies influence performance?

We manage each of the three risk categories of our Intelligent Risk Funds (Conservative, Growth and Moderate) using the same investment process. Our goal with each Fund is to provide investors with a stable level of risk that matches their risk tolerance through changing market conditions. Therefore, each Fund targets its own explicit daily volatility range that we believe to be appropriate for its risk category:

Fund	Daily Volatility Target (Annualized)
Nuveen Intelligent Risk Conservative Allocation Fund	3.5% to 7%
Nuveen Intelligent Risk Growth Allocation Fund	12% to 18%
Nuveen Intelligent Risk Moderate Allocation Fund	7% to 12%

To keep each Fund’s volatility within its target range, we use our proprietary risk forecasting models to forecast future volatility across asset classes, and in turn, use that information to construct a risk-targeted portfolio. Risk forecasting and portfolio construction processes attempt to limit fluctuations in each portfolio’s volatility primarily by having exposure to a variety of different asset classes and dynamically adjusting exposure to these asset classes. To gain exposure to the various asset classes, the Funds are currently invested in a diverse blend of exchange-traded funds (ETFs) with broad exposures in equities, fixed income, real estate, commodities and cash.

Each Fund’s wide range investable universe gives us the flexibility to reduce exposure to risky assets during periods of high volatility and increase exposure to risky assets during periods of low volatility, while maintaining a stable risk profile. This strategy offers the potential to meet each Fund’s investment objective in a range of economic environments by capitalizing on market upswings, while mitigating risk in down markets. Our goal is to proactively anticipate market volatility to protect investors from unintentionally taking on risk that is inconsistent with each Fund’s respective risk tolerance.

What was the overall volatility environment during the twelve-month reporting period?

Aside from a few instances of increased volatility during reporting period, volatility remained extremely low and stable across asset classes. U.S. equity volatility stayed below 15% annualized for the overwhelming majority of the reporting period. Historically, U.S. equity volatility has averaged 19%, which illustrates the relative calm that U.S. markets felt throughout the reporting period. By the end of August 2014, U.S. equity volatility had fallen below 9%, and investors saw very little fluctuations in the value of their U.S. equity investments.

While many investors prepared for increasing yields, either by selling fixed income investments or shortening duration, the belief that yields would soon be increasing had little impact on price fluctuations in Treasuries. For example, 20+ Year U.S. Treasuries experienced very little volatility during the reporting period and trended lower throughout the year. At the end of August 2014, 20+ Year U.S. Treasury volatility was less than 7%, or nearly half the historical average.

In other markets, gold volatility modestly increased above its historical average during the fourth quarter of 2013 due to concerns over reductions in the Fed’s asset purchase program. However, by the end of the first quarter of 2014, gold volatility had fallen well below its historical average of 18%. Even emerging market equities, which historically tend to exhibit high levels of volatility, finished in single digits (7.8% annualized) and below the volatility of U.S. equities.

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Portfolio Managers’ Comments (continued)

How did the Funds perform and what changes were made to their portfolio allocations during this reporting period ended August 31, 2014?

Nuveen Intelligent Risk Conservative Allocation Fund

During the reporting period, the Nuveen Intelligent Risk Conservative Allocation Fund stayed within its target volatility range 100% of the time. An overweight to more volatile asset classes helped keep volatility within the target range during the very low volatility environment.

The Fund’s Class A Shares at NAV underperformed the Morningstar index and Lipper average for the twelve-month reporting period ended August 31, 2014. The Morningstar index is heavily concentrated in U.S. equities with little diversification across real assets and fixed income. Consequently, when U.S. equities outperform most other markets, as they did during the reporting period, the Fund will tend to underperform the benchmark due to its enhanced diversification.

All equity and fixed income asset classes that our team tracks performed well during the reporting period; however, commodity-based investments continued to be a drag on the Fund’s performance. U.S. large-cap equities finished the reporting year up 25.25% as measured by the S&P 500® Index and emerging market equities gained 22.70%, according to the FTSE Emerging Markets Index. U.S. real estate advanced 25.25% during the reporting period, as measured by the MSCI U.S. REIT Index. Gold, however, fell throughout the year and ended the reporting period down more than 7%, according to Bloomberg. A diversified blend of commodities, as measured by the Bloomberg Commodity Index, fared slightly better than gold and finished with a -2.92% return during the reporting period. At the end of the reporting period, we continued to hold approximately 22% in commodity funds.

Due to the low volatility environment, we continued to emphasize risk assets in the Fund’s portfolio. Early in the year, we eliminated the Fund’s target allocation to short-duration U.S. Treasuries and significantly reduced its allocation to long-duration U.S. Treasuries. Proceeds from these portfolio moves were reallocated primarily to emerging market equities, real estate and commodities.

As of August 31, 2014, the Fund is positioned with overweights in equities and real assets and an underweight to fixed income relative to historical levels. However, the strategy still holds defensive positions in long-duration U.S. Treasuries and municipal fixed income that are intended to help mitigate declines in other areas of the Fund’s portfolio while providing yield.

Nuveen Intelligent Risk Growth Allocation Fund

During the reporting period, the Nuveen Intelligent Risk Growth Allocation Fund stayed within its target volatility range 34% of the time. However, if we were to extend the bottom of its 12% to 18% range to 10%, the Fund would have stayed in its volatility range 99% of the time. This indicates that when the Fund was outside of its target range, it was delivering volatility levels below its target range.

The Fund’s Class A Shares at NAV underperformed the Morningstar index and Lipper average for the twelve-month reporting period ended August 31, 2014. The Morningstar index is heavily concentrated in U.S. equities with little diversification across real assets and fixed income. Consequently, when U.S. equities outperform most other markets, as they did during the reporting period, the Fund will tend to underperform the benchmark due to its enhanced diversification.

Due to the persistently low volatility levels across asset classes, our team allocated the majority of the Fund’s assets to equities throughout the reporting period. Early in the reporting period, we sold out of its positions in gold, diversified commodities and real estate, allocating the proceeds primarily to small-cap U.S. equities, developed international equities and natural resources.

While small-cap U.S. equities underperformed large-cap U.S. equities during the reporting period, the asset class still produced favorable results for the Fund. Small caps gained 17.68% during the reporting period, as measured by the Russell 2000® Index. Meanwhile, developed international equities turned in similarly strong results, advancing 16.84% according to the FTSE Developed ex North America Index. Natural resources equities also generated favorable returns for investors, returning 22.93% as measured by the S&P North American Natural Resources Index during the reporting period.

Aside from a small and brief allocation to 20+ year U.S. Treasuries at the beginning of the reporting period, we do not hold any fixed income investments in the Fund. Our shift away from fixed income investments and into global equities had a positive impact on the Fund’s returns.

8	Nuveen Investments

As of August 31, 2014, the Fund is positioned with an overweight to equities and underweights to real assets and fixed income relative to historical levels. Until we see a meaningful increase in market volatility, our team expects to continue allocating a substantial amount of the Fund into global equities to capitalize on a supportive environment for higher risk investments.

Nuveen Intelligent Risk Moderate Allocation Fund

During the reporting period, the Nuveen Intelligent Risk Moderate Allocation Fund stayed within its target volatility range 92% of the time. An overweight to more volatile asset classes helped keep the Fund’s volatility within the target range.

The Fund’s Class A Shares at NAV underperformed the Morningstar index and Lipper average for the twelve-month reporting period ended August 31, 2014. The Morningstar index is heavily concentrated in U.S. equities with little diversification across real assets and fixed income. Consequently, when U.S. equities outperform most other markets, as they did during the reporting period, the Fund will tend to underperform the benchmark due to its enhanced diversification.

During the reporting period, our team maintained the Fund’s relatively large allocation to global equities and commodities and a reduced allocation to fixed income. By concentrating the Fund’s exposures in more volatile asset classes, we were able to keep volatility consistently within its target range.

Our substantial allocation to equities in the Fund significantly benefited investors. U.S. large-cap equities finished the reporting year up 25.25% as measured by the S&P 500® Index and emerging market equities gained 22.70%, according to the FTSE Emerging Markets Index. However, allocations to commodities, which we use to help diversify risk in the Fund, did prove to be a drag on performance. The commodities asset class finished the reporting period with a -2.92% return as measured by Bloomberg Commodity Index. At the end of the reporting period, we continued to hold approximately 22% in commodity funds.

Our team began reducing the Fund’s exposure to diversified commodities early in the reporting period. By the end of the reporting period, the Fund had a target allocation of less than 4% to diversified commodities, which minimized the impact of negative returns in the asset class. However, we generally maintained a meaningful level of exposure to gold, which we use to hedge against substantial global market declines, geopolitical events and unexpected inflation. Although we did vary the Fund’s exposure to gold, the asset class declined throughout most of the reporting period and ended down more than 7%, according to Bloomberg.

At the beginning of the reporting period, the Fund had a target allocation of 35% to fixed income asset classes. While we prefer to balance risk across the Fund’s asset classes, the low volatility environment suggested that riskier asset classes, such as equities, would perform well and help keep the Fund within its target volatility range of 7% to 12%. As of August 31, 2014, the Fund is positioned with overweights to equities and real assets and an underweight to fixed income relative to historical levels.

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Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Funds will achieve their investment objectives and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. Each Fund is exposed to the risks of the underlying derivative instruments, ETFs, municipal bonds, corporate bonds, foreign government bonds, equity securities, commodities, real estate, asset-backed securities, mortgage-backed securities, inflation-protected securities and short-term securities that may be held in the portfolio. These risks include market risk, frequent trading risk, index methodology risk, other investment companies risk, liquidity risk, interest rate risk, and credit risk. As interest rates rise, bond prices fall. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, each Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Dividend Information

Nuveen Intelligent Risk Conservative Allocation Fund seeks to pay regular dividends out of its net investment income at a rate that reflects the Fund’s past performance and current net income performance. To permit the Fund to maintain a more stable dividend, it may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2014, Nuveen Intelligent Risk Conservative Allocation Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All dividends paid by each Fund during the fiscal year ended August 31, 2014 were paid from net investment income. If a portion of a Fund’s distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6—Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement by the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Intelligent Risk Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	10.05%	3.59%
Class A Shares at maximum Offering Price	3.74%	0.99%
Morningstar Moderately Conservative Target Risk Index	11.10%	7.98%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	10.57%	7.14%

Class C Shares	9.23%	2.81%
Class R3 Shares	9.82%	3.32%
Class I Shares	10.31%	3.83%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	3.77%	1.70%
Class A Shares at maximum Offering Price	(2.18)%	(0.77)%
Class C Shares	2.99%	0.93%
Class R3 Shares	3.55%	1.43%
Class I Shares	4.02%	1.94%

Since inception returns are from 5/04/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	10.24%	10.33%	9.61%	9.16%
Net Expense Ratios*	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.71% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.29%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

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Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

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Fund Performance and Expense Ratios (continued)

Nuveen Intelligent Risk Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	13.95%	9.03%
Class A Shares at maximum Offering Price	7.39%	6.29%
Morningstar Moderately Aggressive Target Risk Index	17.97%	14.37%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	19.37%	15.64%

Class C Shares	13.06%	8.20%
Class R3 Shares	13.66%	8.75%
Class I Shares	14.21%	9.28%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.37%	6.08%
Class A Shares at maximum Offering Price	(1.65)%	3.50%
Class C Shares	3.64%	5.30%
Class R3 Shares	4.13%	5.80%
Class I Shares	4.61%	6.33%

Since inception returns are from 5/04/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	7.78%	8.59%	8.48%	7.84%
Net Expense Ratios*	1.32%	2.07%	1.57%	1.07%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.71% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.39%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Intelligent Risk Moderate Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	11.67%	5.48%
Class A Shares at maximum Offering Price	5.27%	2.83%
Morningstar Moderate Target Risk Index	14.69%	11.24%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	14.17%	10.64%

Class C Shares	10.84%	4.68%
Class R3 Shares	11.37%	5.19%
Class I Shares	11.94%	5.72%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	3.15%	2.62%
Class A Shares at maximum Offering Price	(2.79)%	0.12%
Class C Shares	2.36%	1.85%
Class R3 Shares	2.85%	2.33%
Class I Shares	3.40%	2.85%

Since inception returns are from 5/04/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	7.11%	8.14%	7.45%	7.09%
Net Expense Ratios*	1.29%	2.04%	1.54%	1.04%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.71% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.36%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of August 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings as subject to change.

A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

Nuveen Intelligent Risk Conservative Allocation Fund

Fund Allocation

(% of net assets)

Exchange-Traded Funds	100.7%
Short-Term Investments	2.1%
Other Assets Less Liabilities	(2.8)%

Exchange-Traded Commodity Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
PowerShares DB Commodity Index Tracking Fund	14.1%	(5.86)%
PowerShares DB Gold Fund	8.1%	(9.08)%

Exchange-Traded Equity Funds
iShares® Barclays 20+ Year Treasury Bond Fund	19.8%	15.16%
iShares® National AMT-Free Municipal Bond Fund	20.0%	10.01%
iShares® Russell 1000® Index Fund	7.8%	25.18%
iShares® Russell 2000® Index Fund	5.4%	17.68%
iShares® S&P North American Natural Resources Sector Index Fund	3.2%	23.18%
Vanguard FTSE Developed Markets ETF	5.7%	16.56%
Vanguard FTSE Emerging Markets ETF	7.9%	22.50%
Vanguard REIT ETF	7.0%	24.33%

Exchange-Traded Fixed Income Funds
SPDR® Barclays Capital High Yield Bond Fund	1.7%	10.65%

18	Nuveen Investments

Nuveen Intelligent Risk Growth Allocation Fund

Fund Allocation

(% of net assets)

Exchange-Traded Funds	100.8%
Short-Term Investments	0.2%
Other Assets Less Liabilities	(1.0)%

Exchange-Traded Equity Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
iShares® Russell 1000® Index Fund	12.3%	25.18%
iShares® Russell 2000® Index Fund	26.2%	17.68%
iShares® S&P North American Natural Resources Sector Index Fund	29.2%	23.18%
Vanguard FTSE Developed Markets ETF	32.1%	16.56%
Vanguard FTSE Emerging Markets ETF	1.0%	22.50%

Nuveen Investments	19

Holding Summaries as of August 31, 2014 (continued)

Nuveen Intelligent Risk Moderate Allocation Fund

Fund Allocation

(% of net assets)

Exchange-Traded Funds	100.7%
Short-Term Investments	0.7%
Other Assets Less Liabilities	(1.4)%

Exchange-Traded Commodity Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
PowerShares DB Commodity Index Tracking Fund	3.8%	(5.86)%
PowerShares DB Gold Fund	18.3%	(9.08)%

Exchange-Traded Equity Funds
iShares® Barclays 20+ Year Treasury Bond Fund	7.2%	15.16%
iShares® Russell 1000® Index Fund	13.0%	25.18%
iShares® Russell 2000® Index Fund	11.1%	17.68%
iShares® S&P North American Natural Resources Sector Index Fund	11.8%	23.18%
Vanguard FTSE Developed Markets ETF	12.8%	16.56%
Vanguard FTSE Emerging Markets ETF	13.0%	22.50%
Vanguard REIT ETF	9.7%	24.33%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2014.

The beginning of the period for the Funds is March 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bear directly; the Funds indirectly bear a pro rata share of the fees and expenses of the exchange-traded funds in which the Funds invest. Because the exchange-traded funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These exchange-traded fund fees and expenses are not included in the expenses shown in the table.

Nuveen Intelligent Risk Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,048.10	$1,044.20	$1,046.70	$1,049.30
Expenses Incurred During Period	$4.75	$8.66	$6.09	$3.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.57	$1,016.74	$1,019.26	$1,021.78
Expenses Incurred During Period	$4.69	$8.54	$6.01	$3.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.68%, 1.18% and .68% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year peroid).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Intelligent Risk Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.10	$1,053.40	$1,056.40	$1,058.50
Expenses Incurred During Period	$4.82	$8.70	$6.12	$3.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.52	$1,016.74	$1,019.26	$1,021.78
Expenses Incurred During Period	$4.74	$8.54	$6.01	$3.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.18% and .68% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year peroid).

Nuveen Intelligent Risk Moderate Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.40	$1,058.20	$1,060.80	$1,063.10
Expenses Incurred During Period	$4.83	$8.72	$6.08	$3.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.52	$1,016.74	$1,019.31	$1,021.78
Expenses Incurred During Period	$4.74	$8.54	$5.96	$3.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .93%, 1.68%, 1.17% and .68% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year peroid).

22	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Intelligent Risk Conservative Allocation Fund, Nuveen Intelligent Risk Growth Allocation Fund and Nuveen Intelligent Risk Moderate Allocation Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Intelligent Risk Conservative Allocation Fund	Nuveen Intelligent Risk Growth Allocation Fund	Nuveen Intelligent Risk Moderate Allocation Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	227,755	206,161	239,621
Against	—	—	—
Abstain	—	—	—
Broker Non-Votes	9,998	36,952	34,467
Total	237,753	243,113	274,088

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:

a. Nuveen Fund Advisors and Nuveen Asset Management, LLC
For	227,755	206,161	239,621
Against	—	—	—
Abstain	—	—	—
Broker Non-Votes	9,998	36,952	34,467
Total	237,753	243,113	274,088

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	227,755	206,161	239,621
Against	—	—	—
Abstain	—	—	—
Broker Non-Votes	9,998	36,952	34,467
Total	237,753	243,113	274,088

Approval of the Board Members was reached as follows:

William Adams IV
For	49,378,636	49,378,636	49,378,636
Withhold	1,137,131	1,137,131	1,137,131
Total	50,515,767	50,515,767	50,515,767

Robert P. Bremner
For	49,351,001	49,351,001	49,351,001
Withhold	1,164,766	1,164,766	1,164,766
Total	50,515,767	50,515,767	50,515,767

Nuveen Investments	23

Shareholder Meeting Report (continued)

	Nuveen Intelligent Risk Conservative Allocation Fund	Nuveen Intelligent Risk Growth Allocation Fund	Nuveen Intelligent Risk Moderate Allocation Fund
Jack B. Evans
For	49,395,570	49,395,570	49,395,570
Withhold	1,120,197	1,120,197	1,120,197
Total	50,515,767	50,515,767	50,515,767

William C. Hunter
For	49,387,571	49,387,571	49,387,571
Withhold	1,128,196	1,128,196	1,128,196
Total	50,515,767	50,515,767	50,515,767

David J. Kundert
For	49,367,384	49,367,384	49,367,384
Withhold	1,148,383	1,148,383	1,148,383
Total	50,515,767	50,515,767	50,515,767

John K. Nelson
For	49,384,058	49,384,058	49,384,058
Withhold	1,131,709	1,131,709	1,131,709
Total	50,515,767	50,515,767	50,515,767

William J. Schneider
For	49,378,386	49,378,386	49,378,386
Withhold	1,137,381	1,137,381	1,137,381
Total	50,515,767	50,515,767	50,515,767

Thomas S. Schreier, Jr.
For	49,374,764	49,374,764	49,374,764
Withhold	1,141,003	1,141,003	1,141,003
Total	50,515,767	50,515,767	50,515,767

Judith M. Stockdale
For	49,369,129	49,369,129	49,369,129
Withhold	1,146,638	1,146,638	1,146,638
Total	50,515,767	50,515,767	50,515,767

Carole E. Stone
For	49,368,193	49,368,193	49,368,193
Withhold	1,147,574	1,147,574	1,147,574
Total	50,515,767	50,515,767	50,515,767

Virginia L. Stringer
For	49,352,837	49,352,837	49,352,837
Withhold	1,162,930	1,162,930	1,162,930
Total	50,515,767	50,515,767	50,515,767

Terence J. Toth
For	49,380,576	49,380,576	49,380,576
Withhold	1,135,191	1,135,191	1,135,191
Total	50,515,767	50,515,767	50,515,767

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Intelligent Risk Conservative Allocation Fund, Nuveen Intelligent Risk Growth Allocation Fund and Nuveen Intelligent Risk Moderate Allocation Fund (each a series of the Nuveen Investment Trust, hereinafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

October 28, 2014

Nuveen Investments	25

Nuveen Intelligent Risk Conservative Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 100.7%

	EXCHANGE-TRADED FUNDS – 100.7%

	Commodity Funds – 22.2%

8,193	PowerShares DB Commodity Index Tracking Fund	$205,071

2,737	PowerShares DB Gold Fund	117,472
	Total Commodity Funds	322,543

	Equity Funds – 37.0%

1,008	iShares® Russell 1000® Index Fund	113,128

674	iShares® Russell 2000® Index Fund	78,561

935	iShares® S&P North American Natural Resources Sector Index Fund	46,058

2,003	Vanguard FTSE Developed Markets ETF	83,505

2,552	Vanguard FTSE Emerging Markets ETF	115,861

1,320	Vanguard REIT ETF	101,878
	Total Equity Funds	538,991

	Fixed Income Funds – 41.5%

2,424	iShares® Barclays 20+ Year Treasury Bond Fund	288,577

2,646	iShares® National AMT-Free Municipal Bond Fund	291,086

615	SPDR® Barclays Capital High Yield Bond Fund	25,443
	Total Fixed Income Funds	605,106
	Total Long-Term Investments (cost $1,308,231)	1,466,640

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	Money Market Funds – 2.1%

30,846	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$30,846
	Total Short-Term Investments (cost $30,846)	30,846
	Total Investments (cost $1,339,077) – 102.8%	1,497,486
	Other Assets Less Liabilities – (2.8)%	(40,208)
	Net Assets – 100%	$1,457,278

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen Intelligent Risk Growth Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 100.8%

	EXCHANGE-TRADED FUNDS – 100.8%

	Equity Funds – 100.8%

2,987	iShares® Russell 1000® Index Fund	$335,231

6,128	iShares® Russell 2000® Index Fund	714,279

16,172	iShares® S&P North American Natural Resources Sector Index Fund	796,633

21,019	Vanguard FTSE Developed Markets ETF	876,282

608	Vanguard FTSE Emerging Markets ETF	27,603
	Total Long-Term Investments (cost $2,392,942)	2,750,028

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	Money Market Funds – 0.2%

4,296	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$4,296
	Total Short-Term Investments (cost $4,296)	4,296
	Total Investments (cost $2,397,238) – 101.0%	2,754,324
	Other Assets Less Liabilities – (1.0)%	(27,623)
	Net Assets – 100%	$2,726,701

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

See accompanying notes to financial statements.

Nuveen Investments	27

Nuveen Intelligent Risk Moderate Allocation Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 100.7%

	EXCHANGE-TRADED FUNDS – 100.7%

	Commodity Funds – 22.1%

3,915	PowerShares DB Commodity Index Tracking Fund	$97,992

10,935	PowerShares DB Gold Fund	469,331
	Total Commodity Funds	567,323

	Equity Funds – 71.4%

2,980	iShares® Russell 1000® Index Fund	334,445

2,442	iShares® Russell 2000® Index Fund	284,640

6,116	iShares® S&P North American Natural Resources Sector Index Fund	301,274

7,883	Vanguard FTSE Developed Markets ETF	328,642

7,362	Vanguard FTSE Emerging Markets ETF	334,235

3,214	Vanguard REIT ETF	248,057
	Total Equity Funds	1,831,293

	Fixed Income Funds – 7.2%

1,546	iShares® Barclays 20+ Year Treasury Bond Fund	184,050
	Total Long-Term Investments (cost $2,243,842)	2,582,666

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	Money Market Funds – 0.7%

17,523	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$17,523
	Total Short-Term Investments (cost $17,523)	17,523
	Total Investments (cost $2,261,365) – 101.4%	2,600,189
	Other Assets Less Liabilities – (1.4)%	(35,749)
	Net Assets – 100%	$2,564,440

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Assets and Liabilities	August 31, 2014

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Assets
Long-term investments, at value (cost $1,308,231, $2,392,942 and $2,243,842, respectively)	$1,466,640	$2,750,028	$2,582,666
Short-term investments, at value (cost approximates value)	30,846	4,296	17,523
Receivable for:
Reimbursement from Adviser	—	5,340	1,625
Shares sold	94	—	—
Other assets	4,414	4,411	4,412
Total assets	1,501,994	2,764,075	2,606,226
Liabilities
Payable for:
Dividends	3,743	—	—
Shares redeemed	146	—	—
Accrued expenses:
Management fees	10,079	—	—
Trustees fees	53	68	65
12b-1 distribution and service fees	196	309	349
Professional fees	20,555	20,562	20,558
Shareholder reporting expenses	8,054	14,452	18,697
Other	1,890	1,983	2,117
Total liabilities	44,716	37,374	41,786
Net assets	$1,457,278	$2,726,701	$2,564,440
Class A Shares
Net assets	$310,401	$603,172	$367,265
Shares outstanding	14,861	25,106	16,607
Net asset value (“NAV”) per share	$20.89	$24.03	$22.12
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$22.16	$25.50	$23.47
Class C Shares
Net assets	$135,752	$190,117	$309,326
Shares outstanding	6,505	7,957	14,080
NAV and offering price per share	$20.87	$23.89	$21.97
Class R3 Shares
Net assets	$52,195	$59,942	$55,179
Shares outstanding	2,500	2,500	2,500
NAV and offering price per share	$20.88	$23.98	$22.07
Class I Shares
Net assets	$958,930	$1,873,470	$1,832,670
Shares outstanding	45,911	77,859	82,786
NAV and offering price per share	$20.89	$24.06	$22.14
Net assets consist of:
Capital paid-in	$1,227,700	$2,221,775	$2,171,014
Undistributed (Over-distribution of) net investment income	(3,232)	39,245	—
Accumulated net realized gain (loss)	74,401	108,595	54,602
Net unrealized appreciation (depreciation)	158,409	357,086	338,824
Net assets	$1,457,278	$2,726,701	$2,564,440
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of

Operations	Year Ended August 31, 2014

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Investment Income	$78,981	$91,460	$78,401
Expenses
Management fees	26,963	35,393	35,112
12b-1 service fees – Class A Shares	747	1,084	1,032
12b-1 distribution and service fees – Class C Shares	1,060	2,002	2,711
12b-1 distribution and service fees – Class R3 Shares	250	285	262
Shareholder servicing agent fees and expenses	1,324	1,912	2,040
Custodian fees and expenses	8,647	8,590	8,936
Trustees fees and expenses	100	135	129
Professional fees	25,509	25,724	25,780
Shareholder reporting expenses	8,754	25,378	25,207
Federal and state registration fees	36,062	36,069	36,060
Other expenses	3,359	3,363	3,370
Total expenses before fee waiver/expense reimbursement	112,775	139,935	140,639
Fee waiver/expense reimbursement	(86,897)	(105,299)	(105,618)
Net expenses	25,878	34,636	35,021
Net investment income (loss)	53,103	56,824	43,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	102,287	145,674	150,881
Change in net unrealized appreciation (depreciation) of investments	186,352	278,771	318,602
Net realized and unrealized gain (loss)	288,639	424,445	469,483
Net increase (decrease) in net assets from operations	$341,742	$481,269	$512,863

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Changes in Net Assets

	Intelligent Risk Conservative Allocation		Intelligent Risk Growth Allocation
	Year Ended 8/31/14	Year Ended 8/31/13	Year Ended 8/31/14	Year Ended 8/31/13
Operations
Net investment income (loss)	$53,103	$21,118	$56,824	$16,026
Net realized gain (loss) from investments	102,287	(26,121)	145,674	(25,638)
Change in net unrealized appreciation (depreciation) of investments	186,352	(48,394)	278,771	58,357
Net increase (decrease) in net assets from operations	341,742	(53,397)	481,269	48,745
Distributions to Shareholders
From net investment income:
Class A	(4,054)	(3,661)	(2,885)	(436)
Class C	(616)	(677)	(363)	(189)
Class R3	(542)	(788)	(378)	(353)
Class I	(48,098)	(17,840)	(20,312)	(9,022)
Return of capital:
Class A	—	(481)	—	—
Class C	—	(89)	—	—
Class R3	—	(103)	—	—
Class I	—	(2,342)	—	—
Decrease in net assets from distributions to shareholders	(53,310)	(25,981)	(23,938)	(10,000)
Fund Share Transactions
Proceeds from sale of shares	3,562,195	363,762	3,757,395	1,326,303
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,652	3,994	11,885	204
	3,566,847	367,756	3,769,280	1,326,507
Cost of shares redeemed	(3,697,970)	(40,604)	(3,780,184)	(93,503)
Net increase (decrease) in net assets from Fund share transactions	(131,123)	327,152	(10,904)	1,233,004
Net increase (decrease) in net assets	157,309	247,774	446,427	1,271,749
Net assets at the beginning of period	1,299,969	1,052,195	2,280,274	1,008,525
Net assets at the end of period	$1,457,278	$1,299,969	$2,726,701	$2,280,274
Undistributed (Over-distribution of) net investment income at the end of period	$(3,232)	$(1,852)	$39,245	$8,480

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Changes in Net Assets (continued)

	Intelligent Risk Moderate Allocation
	Year Ended 8/31/14	Year Ended 8/31/13
Operations
Net investment income (loss)	$43,380	$22,163
Net realized gain (loss) from investments	150,881	(90,849)
Change in net unrealized appreciation (depreciation) of investments	318,602	(19,350)
Net increase (decrease) in net assets from operations	512,863	(88,036)
Distributions to Shareholders
From net investment income:
Class A	(6,020)	(1,319)
Class C	(1,633)	(412)
Class R3	(529)	(464)
Class I	(42,922)	(13,123)
Return of capital:
Class A	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(51,104)	(15,318)
Fund Share Transactions
Proceeds from sale of shares	3,644,121	3,371,884
Proceeds from shares issued to shareholders due to reinvestment of distributions	18,350	2,763
	3,662,471	3,374,647
Cost of shares redeemed	(4,110,875)	(1,825,745)
Net increase (decrease) in net assets from Fund share transactions	(448,404)	1,548,902
Net increase (decrease) in net assets	13,355	1,445,548
Net assets at the beginning of period	2,551,085	1,105,537
Net assets at the end of period	$2,564,440	$2,551,085
Undistributed (Over-distribution of) net investment income at the end of period	$—	$9,233

See accompanying notes to financial statements.

32	Nuveen Investments

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Nuveen Investments	33

Financial

Highlights

Intelligent Risk Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (5/12)
2014	$19.24	$0.26	$1.66	$1.92	$(0.27)	$—	$—	$(0.27)	$20.89
2013	20.33	0.27	(0.95)	(0.68)	(0.37)	—	(0.04)	(0.41)	19.24
2012(d)	20.00	0.10	0.33	0.43	(0.10)	—	—	(0.10)	20.33
Class C (5/12)
2014	19.22	0.12	1.65	1.77	(0.12)	—	—	(0.12)	20.87
2013	20.32	0.15	(0.99)	(0.84)	(0.23)	—	(0.03)	(0.26)	19.22
2012(d)	20.00	0.05	0.34	0.39	(0.07)	—	—	(0.07)	20.32
Class R3 (5/12)
2014	19.22	0.21	1.67	1.88	(0.22)	—	—	(0.22)	20.88
2013	20.33	0.28	(1.03)	(0.75)	(0.32)	—	(0.04)	(0.36)	19.22
2012(d)	20.00	0.09	0.33	0.42	(0.09)	—	—	(0.09)	20.33
Class I (5/12)
2014	19.24	0.32	1.65	1.97	(0.32)	—	—	(0.32)	20.89
2013	20.34	0.38	(1.03)	(0.65)	(0.40)	—	(0.05)	(0.45)	19.24
2012(d)	20.00	0.12	0.33	0.45	(0.11)	—	—	(0.11)	20.34

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

10.05%	$310	4.11%		(1.89)%	0.93%		1.30%		188%
(3.44)	290	9.95		(7.66)	0.93		1.36		111
2.17	71	7.34	*	(4.84)*	0.93	*	1.57	*	25

9.23	136	4.12		(1.85)	1.68		0.60		188
(4.22)	81	10.04		(7.60)	1.68		0.77		111
1.94	51	7.95	*	(5.45)*	1.68	*	0.83	*	25

9.82	52	4.29		(2.06)	1.18		1.05		188
(3.78)	48	9.32		(6.74)	1.18		1.40		111
2.11	51	7.46	*	(4.95)*	1.18	*	1.33	*	25

10.31	959	3.07		(0.82)	0.68		1.57		188
(3.26)	881	8.87		(6.31)	0.68		1.89		111
2.27	880	6.97	*	(4.47)*	0.68	*	1.82	*	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 4, 2012 (commencement of operations) through August 31, 2012.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Intelligent Risk Growth Allocation Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/12)
2014	$21.28	$0.24		$2.72	$2.96	$(0.21)	$—	$(0.21)	$24.03
2013	20.16	0.25		1.04	1.29	(0.17)	—	(0.17)	21.28
2012(d)	20.00	0.05		0.11	0.16	—	—	—	20.16
Class C (5/12)
2014	21.17	0.10		2.66	2.76	(0.04)	—	(0.04)	23.89
2013	20.11	0.08		1.06	1.14	(0.08)	—	(0.08)	21.17
2012(d)	20.00	—	**	0.11	0.11	—	—	—	20.11
Class R3 (5/12)
2014	21.24	0.21		2.68	2.89	(0.15)	—	(0.15)	23.98
2013	20.14	0.18		1.06	1.24	(0.14)	—	(0.14)	21.24
2012(d)	20.00	0.04		0.10	0.14	—	—	—	20.14
Class I (5/12)
2014	21.31	0.30		2.71	3.01	(0.26)	—	(0.26)	24.06
2013	20.18	0.27		1.07	1.34	(0.21)	—	(0.21)	21.31
2012(d)	20.00	0.07		0.11	0.18	—	—	—	20.18

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

13.95%	$603	3.52%		(1.56)%	0.93%		1.03%		166%
6.46	399	7.39		(5.26)	0.93		1.21		105
0.80	50	7.41	*	(5.66)*	0.93	*	0.82	*	25

13.06	190	4.37		(2.27)	1.68		0.42		166
5.66	167	8.20		(6.12)	1.68		0.40		105
0.55	50	8.16	*	(6.41)*	1.68	*	0.07	*	25

13.66	60	3.91		(1.83)	1.18		0.90		166
6.19	53	8.09		(6.05)	1.18		0.86		105
0.70	50	7.66	*	(5.91)*	1.18	*	0.57	*	25

14.21	1,873	2.90		(0.92)	0.68		1.30		166
6.68	1,661	7.45		(5.50)	0.68		1.27		105
0.90	857	7.16	*	(5.42)*	0.68	*	1.07	*	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 4, 2012 (commencement of operations) through August 31, 2012.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Intelligent Risk Moderate Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/12)
2014	$20.06	$0.19		$2.13	$2.32	$(0.26)	$—	$(0.26)	$22.12
2013	20.66	0.24		(0.62)	(0.38)	(0.22)	—	(0.22)	20.06
2012(d)	20.00	0.04		0.62	0.66	—	—	—	20.66
Class C (5/12)
2014	19.94	0.03		2.12	2.15	(0.12)	—	(0.12)	21.97
2013	20.61	0.06		(0.60)	(0.54)	(0.13)	—	(0.13)	19.94
2012(d)	20.00	—	**	0.61	0.61	—	—	—	20.61
Class R3 (5/12)
2014	20.02	0.13		2.13	2.26	(0.21)	—	(0.21)	22.07
2013	20.64	0.18		(0.61)	(0.43)	(0.19)	—	(0.19)	20.02
2012(d)	20.00	0.04		0.60	0.64	—	—	—	20.64
Class I (5/12)
2014	20.08	0.21		2.17	2.38	(0.32)	—	(0.32)	22.14
2013	20.68	0.27		(0.61)	(0.34)	(0.26)	—	(0.26)	20.08
2012(d)	20.00	0.07		0.61	0.68	—	—	—	20.68

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

11.67%	$367	3.87%		(2.03)%	0.93%		0.91%		155%
(1.87)	631	6.75		(4.62)	0.93		1.21		126
3.30	98	7.40	*	(5.86)*	0.93	*	0.60	*	21

10.84	309	4.39		(2.58)	1.68		0.13		155
(2.62)	290	7.78		(5.78)	1.68		0.32		126
3.05	62	7.90	*	(6.18)*	1.68	*	0.04	*	21

11.37	55	3.90		(2.09)	1.18		0.63		155
(2.13)	50	7.09		(5.06)	1.18		0.85		126
3.20	52	7.41	*	(5.68)*	1.18	*	0.54	*	21

11.94	1,833	2.88		(1.19)	0.68		1.01		155
(1.68)	1,580	6.73		(4.74)	0.68		1.32		126
3.40	894	6.91	*	(5.20)*	0.68	*	1.03	*	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 4, 2012 (commencement of operations) through August 31, 2012.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average market long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Intelligent Risk Conservative Allocation Fund (“Intelligent Risk Conservative Allocation”), Nuveen Intelligent Risk Growth Allocation Fund (“Intelligent Risk Growth Allocation”) and Nuveen Intelligent Risk Moderate Allocation Fund (“Intelligent Risk Moderate Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek total return. Under normal market conditions, each Fund attempts to maintain a consistent risk level through changing market conditions by investing in financial instruments whose performance is expected to correspond to a variety of different asset classes. Intelligent Risk Conservative Allocation, Intelligent Risk Growth Allocation and Intelligent Risk Moderate Allocation seek to maintain a consistent risk level by attempting to keep their daily volatility range (i.e., fluctuations in value) within 3.5% to 7% (annualized), 12% to 18% (annualized) and 7% to 12% (annualized), respectively.

Each Fund may have exposure to any asset class, including: any commodity; any currency; U.S. and foreign (including emerging markets) equity securities; U.S. and foreign (including emerging markets) real estate; U.S. and foreign (including emerging markets) corporate bonds; U.S. and foreign (including emerging markets) government bonds; asset-backed securities; mortgage-backed securities; inflation-protected securities; and municipal bonds. The equity securities to which each Fund may have exposure may be of any market capitalization. The bonds to which each Fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds. There is no maximum or minimum exposure that each Fund must have to any asset class, but the Funds generally have exposure to numerous asset classes at any given time.

Each Fund may gain exposure to different asset classes through investments in exchange-traded funds (“ETFs”) and the following derivatives: options; futures contracts, including futures on various market indices, interest rates, and currencies; options on futures contracts; swap agreements, including total return swaps; and forward contracts. Derivatives may be entered into on established exchanges, either in the U.S. or in foreign countries, or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Each Fund will limit its direct investments in derivatives such that it will not be subject to regulation as a commodity pool. Each Fund may also invest in cash and cash equivalent instruments, some of which may serve as margin or collateral for each Fund’s obligations under derivative transactions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

40	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income, and realized gain distributions from the ETFs in which the Funds invest are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly for Intelligent Risk Conservative Allocation, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent. Dividends from net investment income are declared and distributed to shareholders annually for Intelligent Risk Growth Allocation and declared and distributed quarterly to shareholders for Intelligent Risk Moderate Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Intelligent Risk Conservative Allocation that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Income and expenses of Intelligent Risk Growth Allocation and Intelligent Risk Moderate Allocation that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	41

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

The ETFs in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

42	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Intelligent Risk Conservative Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$1,466,640	$—	$—	$1,466,640
Short-Term Investments:
Money Market Funds	30,846	—	—	30,846
Total	$1,497,486	$—	$—	$1,497,486

Intelligent Risk Growth Allocation
Long-Term Investments*:
Exchange-Traded Funds	$2,750,028	$—	$—	$2,750,028
Short-Term Investments:
Money Market Funds	4,296	—	—	4,296
Total	$2,754,324	$—	$—	$2,754,324

Intelligent Risk Moderate Allocation
Long-Term Investments*:
Exchange-Traded Funds	$2,582,666	$—	$—	$2,582,666
Short-Term Investments:
Money Market Funds	17,523	—	—	17,523
Total	$2,600,189	$—	$—	$2,600,189
*	Refer to the Fund’s Portfolio of Investments for further information on the exchange-traded funds in which the Fund invests.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2014.

Nuveen Investments	43

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Intelligent Risk Conservative Allocation
	Year Ended 8/31/14		Year Ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,745	$155,060	13,487	$276,660
Class C	3,229	64,605	1,720	35,490
Class R3	—	—	—	—
Class I	170,433	3,342,530	2,521	51,612
Shares issued to shareholders due to reinvestment of distributions:
Class A	168	3,357	150	3,001
Class C	16	318	6	128
Class R3	—	—	—	—
Class I	48	977	43	865
	181,639	3,566,847	17,927	367,756
Shares redeemed:
Class A	(8,102)	(161,589)	(2,075)	(40,353)
Class C	(965)	(19,222)	(1)	(29)
Class R3	—	—	—	—
Class I	(170,378)	(3,517,159)	(11)	(222)
	(179,445)	(3,697,970)	(2,087)	(40,604)
Net increase (decrease)	2,194	$(131,123)	15,840	$327,152

44	Nuveen Investments

	Intelligent Risk Growth Allocation
	Year Ended 8/31/14		Year Ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,046	$341,051	18,433	$399,871
Class C	1,820	40,512	5,384	115,381
Class R3	—	—	—	—
Class I	149,630	3,375,832	37,621	811,051
Shares issued to shareholders due to reinvestment of distributions:
Class A	105	2,371	—	—
Class C	11	257	—	—
Class R3	—	—	—	—
Class I	411	9,257	10	204
	167,023	3,769,280	61,448	1,326,507
Shares redeemed:
Class A	(8,811)	(196,930)	(2,167)	(46,462)
Class C	(1,758)	(41,757)	—	—
Class R3	—	—	—	—
Class I	(150,113)	(3,541,497)	(2,200)	(47,041)
	(160,682)	(3,780,184)	(4,367)	(93,503)
Net increase (decrease)	6,341	$(10,904)	57,081	$1,233,004

	Intelligent Risk Moderate Allocation
	Year Ended 8/31/14		Year Ended 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,603	$54,633	33,602	$706,818
Class C	4,815	103,061	15,306	316,427
Class R3	—	—	—	—
Class I	169,730	3,486,427	115,253	2,348,639
Shares issued to shareholders due to reinvestment of distributions:
Class A	260	5,360	30	609
Class C	65	1,327	4	77
Class R3	—	—	—	—
Class I	558	11,663	102	2,077
	178,031	3,662,471	164,297	3,374,647
Shares redeemed:
Class A	(17,709)	(364,839)	(6,911)	(140,834)
Class C	(5,338)	(111,412)	(3,781)	(75,279)
Class R3	—	—	—	—
Class I	(166,175)	(3,634,624)	(79,930)	(1,609,632)
	(189,222)	(4,110,875)	(90,622)	(1,825,745)
Net increase (decrease)	(11,191)	$(448,404)	73,675	$1,548,902

5. Investment Transactions

Long-Term purchases and sales during the fiscal year ended August 31, 2014, were as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Purchases	$6,243,703	$7,348,883	$6,817,226
Sales	6,364,261	7,296,467	7,241,180

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	45

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Cost of investments	$1,382,787	$2,404,037	$2,273,893
Gross unrealized:
Appreciation	$162,882	$357,086	$340,159
Depreciation	(48,183)	(6,799)	(13,863)
Net unrealized appreciation (depreciation) of investments	$114,699	$350,287	$326,296

Permanent differences, primarily due to federal taxes paid, investments in partnerships, investments in ETFs, and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2014, the Funds’ tax year end, as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Capital paid-in	$18	$—	$—
Undistributed (Over-distribution of) net investment income	(1,173)	(2,121)	(1,509)
Accumulated net realized gain (loss)	1,155	2,121	1,509

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2014, the Funds’ tax year end, were as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Undistributed net ordinary income[1]	$118,988	$136,076	$67,130
Undistributed net long-term capital gains	—	18,563	—
[1]	Undistributed net ordinary income (on a tax basis) for Intelligent Risk Conservative Allocation has not been reduced for the dividends declared during the period August 1, 2014 through August 31, 2014 and paid on September 2, 2014. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2014 and August 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Distributions from net ordinary income[2]	$51,053	$23,938	$51,104
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—

2013	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Distributions from net ordinary income[2]	$23,076	$10,000	$15,318
Distributions from net long-term capital gains	—	—	—
Return of capital	3,015	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the tax year ended August 31, 2014, Intelligent Risk Growth Allocation utilized $1,054 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

46	Nuveen Investments

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For net assets over $2 billion	0.5250
The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2014, the complex-level fee rate for each of these Funds was .1646%.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund through December 31, 2014, so that total annual Fund operating expenses (excluding 12B-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses), for each Fund do not exceed 0.71% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended August 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Sales charges collected (Unaudited)	$3,396	$14,551	$—
Paid to financial intermediaries (Unaudited)	2,979	12,808	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Commission advances (Unaudited)	$570	$73	$830

Nuveen Investments	47

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the fiscal year ended August 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
12b-1 fees retained (Unaudited)	$922	$1,382	$1,820

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2014 as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
CDSC retained (Unaudited)	$—	$—	$502

As of August 31, 2014, Nuveen owned shares of the Funds as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Class A Shares	$2,500	$2,500	$2,500
Class C Shares	2,500	2,500	2,500
Class R3 Shares	2,500	2,500	2,500
Class I Shares	42,500	42,500	42,500

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Event

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

48	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
% of QDI	49%	63%	59%
% of DRD	9%	30%	24%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	49

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 20+ Year Treasury Bond Index: Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. Effective July 1, 2014, the Dow Jones-UBS Commodity Index changed its name to the Bloomberg Commodity Index.

FTSE Developed ex North America Index: A free-float market-capitalization weighted index representing the performance of around 1380 large and mid cap companies in 23 developed markets, excluding the U.S. and Canada. The index is derived from the FTSE Global Equity Index Series. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE Emerging Markets Index: The Index is a market capitalization index, adjusted based on the free-float of potential index constituents, and designed to measure the performance of large-, medium- and small-capitalization companies located in emerging market countries throughout the world. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

50	Nuveen Investments

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An Index that tracks the performance of real estate investment trusts. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P North American Natural Resources Index: The index measures the performance of U.S.-traded natural resource related stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	51

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

Nuveen Investments	53

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

54	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

Nuveen Investments	55

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

56	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

58	Nuveen Investments

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the

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Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

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Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the performance data, the Independent Board Members noted that the Funds underperformed in the one-year period, placing in the fourth quartile. The Independent Board Members noted, however, that the Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. While the Board recognized that the Funds’ performance history was limited, the Board intends to continue to monitor the Funds closely.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

Except as discussed below, the Board evaluated the management fees and expenses of each Nuveen fund, reviewing, among other things, such fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio.

The Independent Board Members recognized that the Funds invest in other investment companies and therefore will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members also reviewed each Fund’s indirect expenses and the net total expense ratio, which included indirect expenses. Moreover, the Independent Board Members noted that there were no net management fees after fee waivers for the Funds for the latest fiscal year. In addition, the Independent Board Members noted that each Fund had a net expense ratio (including fee waivers and expense reimbursements) that was below its peer average. Given that the Funds also invest in other funds, in considering the services provided by the Fund Advisers to the Funds and the fee arrangement, the Board also determined that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product

62	Nuveen Investments

distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

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Notes

66	Nuveen Investments

Notes

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-INTELR-0814P        3763-INV-Y10/15

Mutual Funds

Nuveen Equity Funds

Annual Report August 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	NCDIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	NIMEX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCIX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	NLPIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLIGX
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGRX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $613 billion in assets under management as of June 30, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

Nuveen Growth Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

These Funds are part of the Nuveen Large Cap Equity Series and feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at Nuveen Asset Management, is portfolio manager for all of the Funds. For the Nuveen Equity Long/Short Fund, Anthony R. Burger, CFA, and Scott M. Tonneson, CFA, serve as portfolio managers along with Mr. Doll. Mr. Burger is the director of quantitative equity research and a portfolio manager and Mr. Tonneson is a co-portfolio manager and the lead fundamental research analyst for the Nuveen Large Cap Equity Series. For the Nuveen Growth Fund, Nancy M. Crouse, CFA, served as portfolio manager of the Fund along with Mr. Doll through March 31, 2014. Mr. Doll now serves as the sole portfolio manager of the Nuveen Growth Fund.

On the following pages, the management team discusses economic and equity market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2014.

What factors affected the U.S. economy and equity markets during the twelve-month reporting period ended August 31, 2014?

During this reporting period, the U.S. economy continued its advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of seven consecutive meetings (December 2013 through September 2014). As of October 2014 (subsequent to the close of this reporting period), the Fed’s monthly purchases comprise $5 billion in mortgage-backed securities (versus the original $40 billion per month) and $10 billion in longer-term Treasury securities (versus $45 billion). Following its September 2014 meeting (subsequent to the close of this reporting period), the Fed stated that, if upcoming data supports ongoing improvements in the labor markets and inflation rates, it would end its current program of asset purchases at its next meeting in October 2014. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the second quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew 4.6%, rebounding strongly from the -2.1% posted in the first quarter of 2014, the economy’s weakest quarter since the recession officially ended in June 2009. Second-quarter growth was attributed in part to improved consumer spending, particularly on durable goods and increased domestic investment. The Consumer Price Index (CPI) rose 1.7% year-over-year as of August 2014, while the core CPI

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

(which excludes food and energy) also increased 1.7% during the same period, below the Fed’s unofficial longer term objective of 2.0% for this inflation measure. As of August 2014, the national unemployment rate was 6.1%, down from the 7.2% reported in August 2013, but still above levels that would provide consistent support for optimal GDP growth. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 6.7% for the twelve months ended July 2014 (most recent data available at the time this report was prepared), raising home prices to their spring 2005 levels.

Several events touched off increased volatility in the financial markets during the first part of this reporting period. Widespread uncertainty about the next step for the Fed’s quantitative easing program, including the start date for tapering its asset purchase program, had an impact on the markets as well as the overall economy. Meanwhile, Congress failed to reach an agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) As calendar year 2014 began, the market environment stabilized and the markets improved.

The period was particularly strong for the U.S. stock market, but also meaningfully so for overseas equities. U.S. equities entered their sixth year of the current bull market boosted by improving macroeconomic data, solid earnings growth and continued accommodative policies from the Fed. The U.S. market did experience a negative sentiment shift and drop in market prices from mid-March through the end of April that was not driven by a significant change in fundamentals. Subsequent to the brief sell-off, larger-cap U.S. equities recovered all of their lost ground and the S&P 500 Index reached record highs in July and August. Over the twelve-month reporting period ended August 31, 2014, this bellwether U.S. market gauge returned 25.25%. Several times throughout the reporting period, investors rotated fairly aggressively away from smaller-cap stocks and into larger-cap stocks and those that pay a dividend. Small caps underperformed their larger-cap brethren during this reporting period, gaining 17.68% as measured by the Russell 2000® Index.

International developed markets performed well over the first half of the reporting period, rounding out a strong 2013, while emerging markets stumbled due to weakness in global growth and commodity prices combined with credit and liquidity concerns. In the early months of 2014, investors rotated aggressively away from stocks that had performed so well in 2013, most notably growth-oriented stocks in the biotechnology and internet-related areas and back to value-oriented stocks. The very bullish expectations carried over from fourth quarter 2013 were dampened by cold weather conditions in the U.S., the political crisis over Russia’s military action in the Ukraine, commentary from new Fed chair Janet Yellen suggesting the potential for a sooner-than-expected rate hike and heightened volatility in Japan as corporates unwound equity positions. China-related concerns also lingered due to poor export data as well as the first yuan-denominated debt default. In the final months of the reporting period, investors returned to their risk-taking ways after the Fed made comments indicating greater flexibility toward maintaining accommodative interest rate levels and the European Central Bank (ECB) announced the adoption of negative interest rates as a strategy to limit deflation risks. IPOs and secondary offerings continued unabated with mixed price results, while the merger and acquisition (M&A) boom continued. The process of inversion, which involves re-domiciling in a non-U.S. tax jurisdiction through M&A transactions with a foreign entity, gained traction as companies looked for ways to access liquidity trapped overseas and potentially lower taxes. While the latter half of the reporting period in particular had times of volatility, the markets continued to grind steadily higher in the face of both positive and negative news. While violence flared up in Iraq and tensions continued in Ukraine, these geopolitical events seemed to do little to rile markets; they mostly manifested in energy sector appreciation on rising oil prices. The performance strength and accompanying valuation premiums of U.S. equities compared with international equities continued, although markets were largely strong across the globe. The MSCI EAFE Index reported a 16.92% return for the reporting period ended August 31, 2014, while the MSCI Emerging Markets Index gained 20.40%.

How did the Funds perform during the twelve-month reporting period ended August 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2014. The Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

6	Nuveen Investments

What strategies were used to manage the Funds during the reporting period ended August 31, 2014? And how did these strategies influence performance?

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks and benefited from an emphasis on stocks with higher leverage, as measured by a higher debt/equity ratio, as these stocks generally outperformed. Performance was also aided by an overweight position in the health care sector, the second strongest performing sector within the index and an emphasis on stocks with lower price/earnings ratios. In addition, stock selection was particularly favorable in the health care and information technology sectors.

Indeed, the Fund’s top three performing stocks were found in the information technology and health care sectors. Shares of Western Digital Corporation, the world’s largest manufacturer of hard drives, reached an all-time high during the reporting period as the company benefited from a consolidated industry that allowed for more disciplined pricing. Western Digital had an additional tailwind in the form of strong demand for local and cloud storage solutions due to the rapid growth of mobile devices. The Fund also benefited from ownership in Hewlett-Packard Company, which is still in the early stages of CEO Meg Whitman’s transformation toward more cloud-based services. Whitman’s focus on cost reductions and improving margins should lead to higher-than-expected cash flow generation, the majority of which the company intends to return back to shareholders. Also, McKesson Corporation, the largest U.S. and Canadian drug distribution company, saw its stock price advance after the announced acquisition of Celesio, an international pharmacy retailer and service provider focused in Europe and Latin America. The combined entity and expanded international presence are expected to improve McKesson’s future growth prospects.

While the Fund experienced strong outperformance, we did have some areas that detracted from performance. The Fund’s preference for smaller-sized names within the Russell 1000® Index hindered performance as the market rotated away from these stocks and toward larger caps. An emphasis on stocks with more volatility also hurt returns as investors favored more stable and defensive names. In addition, an overweight to consumer discretionary and several individual holdings within that sector detracted.

The most significant laggard during the reporting period was discount retail chain Target Corporation. Its shares fell based on news of disappointing traffic trends, continued challenges in its Canadian division and headlines surrounding credit/debit card data breaches. As of the end of the reporting period, we no longer owned a position in Target. Also, our position in global mass media company Viacom Inc., owner of Paramount Pictures, MTV, Nickelodeon, Comedy Central and BET, detracted from performance. Viacom shares retreated after the company reported third-quarter results that disappointed Wall Street mainly due to a revenue decline in its movie business and sluggish advertising trends that weighed on profits. Finally, shares of Ford Motor Company turned in lackluster performance after the company announced plans in December 2013 to launch 23 new vehicle models throughout the world in 2014. The U.S. automaker warned that rising costs might hurt its profits as the company prepares for the launch of its aluminum F-150 truck model toward the end of 2014. Investors appeared to remain cautious, which coincided with company management’s conservative guidance. We continued to maintain positions in both Viacom and Ford Motor.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend paying equity securities. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that pay dividends and that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outperformed its benchmarks as it benefited from an overweight in stocks with higher leverage, as measured by a higher debt/equity ratio, as these stocks generally outperformed. An emphasis on stocks with lower price/earnings ratios and an overweight position in the information technology sector also helped. In addition, stock selection was particularly favorable in the industrials and financial sectors.

In the industrials sector, the Fund benefited from its holdings in Southwest Airlines Co. The airline industry as a whole continued to benefit from strong passenger revenue growth, cost controls, fairly stable energy prices and free cash flow. The free cash flow was used to pay down debt, increase dividends and buy back shares. Shares of Southwest Airlines, which operates mostly domestic flights and some closer international destinations, continued their steady march upward throughout the reporting period benefiting from record profits announced in January 2014. Another outperformer in industrials sector was Pitney Bowes Inc., a developer of software, hardware and services to help companies grow their businesses by more effectively managing their physical and digital communications. Pitney Bowes continued to report favorable quarterly results, driven by strength in its digital commerce division as well as good execution by its new management team in terms of the divestiture of non-core businesses and cost reductions. In the consumer discretionary sector, Time Warner Inc. was an outperformer for the Fund, despite the absence of much growth in its advertising revenues for most of 2014. In mid-July, Time Warner’s shares surged higher after 21st Century Fox offered to buy the company for a combination of stock and cash. Although the deal was initially rejected by Time Warner, investors held out hope for any conflicting details to eventually be resolved. During the period of uncertainty surrounding the acquisition, we decided to exit the stock and reallocate toward other opportunities.

While the Fund experienced strong outperformance, we did have some areas that detracted from performance. Our emphasis on stocks with higher dividend yields was a drag on results. Also, the Fund’s preference for smaller-sized names within the Russell 1000® Index hindered performance as the market rotated away from these stocks and toward larger caps. In addition, an overweight to telecommunications services and security selection in the information technology sector detracted from performance.

In the technology sector, Cisco Systems, Inc. underperformed as the company’s earnings appear to be challenged. Many governments and companies outside of the U.S. are refusing to entrust the handling of sensitive data to large American technology companies such as Cisco Systems after the recent National Security Agency (NSA) scandal. This issue, combined with large customers moving to make their own switches and routers and a slowing overall market, made for a challenging scenario for this company. Also, the Fund’s position in CA Technologies Inc. weighed on results. CA Technologies, which provides organizations with software and software-as-a-service (SaaS) solutions to help manage and secure complex IT environments, underperformed due to lackluster results as bookings and margins came in below expectations. Investors appeared to be awaiting more evidence that the company’s cost and sales restructurings will deliver results. In addition, office supplies store Staples, Inc. was negatively impacted by poor sales, which we believe were partly due to the cold winter weather. Staples is also experiencing increased competition from other retailers that continue to build out their office supply offerings. As of the end of the reporting period, we continued to maintain the Fund’s positions in Cisco Systems and CA Technologies, but no longer own Staples.

8	Nuveen Investments

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and outperformed the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are designed to perform inversely to the market.

During the twelve-month reporting period, the Fund outperformed its Lipper classification average as it benefited from an overweight in lower price/earnings stocks and a preference for higher momentum stocks (those that have recently performed well). Performance was also aided by an underweight position in utilities, as that sector fell short of the overall Russell 1000® Index return.

In the industrials sector, the Fund benefited from a successful long position in Southwest Airlines Co. The airline industry as a whole continued to benefit from strong passenger revenue growth, cost controls, fairly stable energy prices and free cash flow. The free cash flow was used to pay down debt, increase dividends and buy back shares. Shares of Southwest Airlines, which operates mostly domestic flights and some closer international destinations, continued their steady march upward benefiting from record profits announced in January 2014. A long position in health care firm Endo International Plc also aided results. The company benefited from strong quarterly earnings combined with the announced acquisition of Paladin Labs, a Canadian specialty pharmaceutical firm. The Paladin Labs acquisition was expected to be immediately accretive upon the completion of the deal. The Fund no longer holds Endo International as of the end of the reporting period.

The Fund also benefited from two successful short positions, both found in the consumer sectors. The first, organic supermarket chain Fresh Market Inc., saw its shares fall due to the combination of increasing competition in the grocery sector and challenges with new stores opened in California and Texas, which caused investors to recalibrate future expectations. Also, department store operator J.C. Penney Company Inc. reported disappointing quarterly results due to declining comp-store sales and earnings per share. Liquidity concerns surrounding this potential turnaround story also weighed heavily on its stock price. We no longer own Fresh Market or J.C. Penney as short positions.

Conversely, returns fell short of the Russell 1000® Index as we emphasized stocks with higher dividend yields and these names generally underperformed during the reporting period. The Fund’s preference for smaller-sized names within the index also hindered performance as the market rotated away from these stocks and toward larger caps. An overweight stance in telecommunications services hurt results as it was the worst performing sector within the index. In addition, positioning the Fund with a net long/short exposure less than its long-term target was a small performance detractor. As the fiscal year progressed, we generally believed the equity market was due for a pause and moderately reduced the Fund’s net exposure accordingly. Although the market experienced a couple of shallow pauses, it continued to glide upward to reach all-time highs.

Several long positions detracted from the Fund’s results as well including NeuStar, Inc. a provider of real-time information and analytics to a wide variety of industries. NeuStar unexpectedly received news that its Number Portability Administration Center (NPAC) contract with the Federal Communications Commission would not be automatically renewed, causing investors to lose some confidence in that future revenue stream. Also, in consumer discretionary, leading video game distributor GameStop Corp. came under

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

pressure after the company reported a greater-than-expected decline in sales during the 2013 holiday season as well as increased competition from Sony’s new PlayStation streaming service. Although NeuStar was no longer a position in the Fund as of end of the reporting period, we continued to maintain a long position in GameStop.

Short positions in pharmaceutical R&D firm Forest Laboratories Inc. and energy company Cheniere Energy, Inc. negatively affected performance. The stock price of Forest Laboratories surged upward during the reporting period after specialty pharmaceutical company Actavis plc announced an agreement to buy this maker of the Alzheimer’s drug Namenda in a deal worth $25 billion. Also, shares of Cheniere Energy, which is engaged in liquefied natural gas (LNG) related businesses, advanced significantly. The company continued to benefit as it is the furthest along in the build-out of new multi-billion dollar plants needed to chill natural gas into condensed LNG for exporting purposes. Investors rewarded the stock based on the potential long-term cash flow expected from these unique assets. We no longer own a short position in Forest Laboratories, but have maintained a short position in Cheniere Energy’s stock.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the twelve-month reporting period, the Fund outperformed its benchmarks, benefiting from an overweight in stocks with lower price/earnings ratios, as well as a preference for higher momentum stocks (those that have recently performed well). Fund results were also helped by a net long position in the industrials sector. In addition, performance benefited from management’s efforts to adjust the Fund’s overall exposure to market volatility during the period. In anticipation of a potential increase in volatility around calendar year-end, the management team lowered the Fund’s gross equity exposure (long positions plus short positions) from around 155% at the beginning of this period to approximately 100% (50% long plus 50% short positions) by the end of January. This positioning proved helpful as the Fund’s exposure to the market was lower at a time when the Russell 1000® Index was experiencing heightened volatility from year-end through early March. Subsequently, the management team slowly increased the Fund’s gross equity exposure for the remainder of the reporting period, as market volatility fell from its late-February peak to record low levels. The Fund ended the reporting period with gross exposure of approximately 170% and net exposure (long positions minus short positions) of approximately -1.5%.

In the industrials sector, the Fund benefited from a successful long position in Southwest Airlines Co. The airline industry as a whole continued to benefit from strong passenger revenue growth, cost controls, fairly stable energy prices and free cash flow. The free cash flow was used to pay down debt, increase dividends and buy back shares. Shares of Southwest Airlines, which operates mostly domestic flights and some closer international destinations, continued their steady march upward throughout the reporting period benefiting from record profits announced in January 2014. The Fund was also rewarded for a long position in Hewlett-Packard Company, which is still in the early stages of CEO Meg Whitman’s transformation toward more cloud-based services. Whitman’s focus on cost reductions and improving margins may lead to higher-than-expected cash flow generation, the majority of which the company intends to return back to shareholders. In addition, shares of telecommunication services firm Frontier Communications

10	Nuveen Investments

Corporation advanced as the company benefited from lower operating expenses via a reduced headcount, a completed IT system integration and decreased usage of outside contractors. Frontier continues to maintain its quarterly dividend rate despite fears that this higher yielding name might need a reduction.

Meanwhile, the Fund’s short position in ARIAD Pharmaceuticals Inc. proved helpful as its shares plummeted based on news that the company’s drug Iclusig, used to treat chronic myeloid leukemia, was put on partial clinical hold by the FDA. In addition, the Fund benefited from a short position in Rackspace Hosting Inc., a cloud-computing and web-hosting company. That company’s shares declined after revenue fell short of expectations. Investors grew concerned about Rackspace Hosting’s future growth rate as the company’s current business model transition to the cloud is happening at a much slower pace than anticipated. We no longer owned either of these short positions as of the end of the reporting period.

In terms of detractors, we generally favored stocks with higher dividend yields and more currency sensitivity in the Fund, which hindered performance as these stocks underperformed. A net short position in the energy sector was also a drag on results. Several long and short positions also weighed on the Fund’s performance during the reporting period.

A long position in financial company Nationstar Mortgage Holdings Inc. was a laggard during the reporting period. Its shares fell after reporting disappointing third-quarter results on lower-than-expected mortgage origination revenue. Also, shares of NeuStar, Inc. a provider of real-time information and analytics to a wide variety of industries, declined. NeuStar unexpectedly received news that its Number Portability Administration Center (NPAC) contract with the Federal Communications Commission would not be automatically renewed, causing investors to lose some confidence in that future revenue stream. We no longer owned Nationstar Mortgage or NeuStar as long positions in the Fund as of the end of the reporting period.

Several short positions also detracted from performance as the companies’ share prices advanced strongly, including Cheniere Energy, Inc. and Signet Jewelers Limited. Cheniere Energy, which is engaged in liquefied natural gas (LNG) related businesses, continued to benefit as it is the furthest along in the build-out of new multi-billion dollar plants needed to chill natural gas into condensed LNG for exporting purposes. Investors rewarded Cheniere’s stock based on the potential long-term cash flow expected from these unique assets. Also, Signet Jewelers Limited, owner of the Kay Jewelers retail chain, advanced based on its acquisition of rival Zale Corporation, which will significantly expand its footprint in the U.S. and Canadian middle jewelry markets. The company also beat expectations for earnings and revenue in the fourth quarter. We continue to maintain short positions in both Cheniere Energy and Signet Jewelers.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and outperformed the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select growth-oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outperformed its Lipper classification average, benefiting from underweights in higher dividend yielding and higher volatility stocks. Performance also benefited from an overweight position in health care, as that sector significantly outpaced the overall Russell 1000® Growth Index return. Stock selection was also fairly strong within the health care sector.

Outperformance in the health care sector was driven by several positions including Allergan Inc., the maker of ophthalmic drugs and other specialty products such as Botox. Its shares advanced sharply after Canadian firm Valeant Pharmaceuticals announced a

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

takeover offer for the firm at a significant premium to Allergan’s share price at the time. Allergan rejected the offer and Valeant Pharmaceuticals has since gone hostile with the outcome currently uncertain. Also, the largest U.S. and Canadian drug distribution company, McKesson Corporation, saw its stock price advance after the announced acquisition of Celesio, an international pharmacy retailer and service provider focused in Europe and Latin America. The combined entity and expanded international presence are expected to improve McKesson’s future growth prospects. In addition, a position in independent biotechnology firm Amgen Inc. proved beneficial. With multiple late-stage drugs yet in its pipeline, Amgen continued to execute well with its existing drug sales. In late July, Amgen reported much better-than-expected results driven in part by its Enbrel drug used to treat rheumatoid arthritis. The company also announced a significant restructuring program that will be reinvested toward the development and marketing of its late-stage drug candidates for the coming years.

Conversely, the Fund underperformed the Russell 1000® Growth Index due to its underweight in the energy sector, as well as our preference for smaller-sized names within the index as the market rotated away from these stocks and toward larger caps. Also, the Fund’s average cash position of slightly less than 3% was a drag on results during a time frame in which the Russell benchmark rose significantly. In addition, stock selection in the information technology and consumer staples sectors was weak.

In the technology sector, shares of LinkedIn Corporation fell as the company’s previously strong growth rate showed a modest deceleration and investors became concerned that the shift from desktop to mobile device usage would cause advertising growth to weaken. Also, some of LinkedIn’s recent investments in China and its acquisition of job search firm Bright are unlikely to contribute to revenue in a significant way in the near term. In the consumer staples sector, Nu Skin Enterprises Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price revalued upward early in this reporting period. However, as news broke about potential legal issues with the company’s selling practices in China, Nu Skin’s stock tumbled and struggled to show investors any major new developments for the remainder of the reporting period. In the consumer discretionary area, a position in off-price apparel and home fashion chain Ross Stores, Inc. detracted. With signs of declining foot traffic and lowered expectations for revenue growth, Ross Stores was like many retail stocks that struggled to gain investors’ favor throughout the summer. Competition in the off-price channel also looked to potentially hurt margins in the coming quarters. We chose to sell all three of these positions and look elsewhere for better opportunities.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong managements, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outperformed its benchmarks benefiting from a preference for stocks with higher leverage, as measured by a higher debt/equity ratio, and lower price/earnings ratios as these stocks generally outperformed during the reporting period. Performance was also aided by underweight positions in the financial and consumer staples sectors. Stock selection was also particularly strong in the industrials sector.

Favorable stock selection in the industrials sector was led by a position in Southwest Airlines Co. The airline industry as a whole continued to benefit from strong passenger revenue growth, cost controls, fairly stable energy prices and free cash flow. The free cash flow was used to pay down debt, increase dividends and buy back shares. Shares of Southwest Airlines, which operates mostly domestic flights and some closer international destinations, continued their steady march upward throughout the reporting period benefiting from record profits announced in January 2014. Another outperformer in the industrials sector was Pitney Bowes Inc., a

12	Nuveen Investments

developer of software, hardware and services to help companies grow their businesses by more effectively managing their physical and digital communications. Pitney Bowes continued to report favorable quarterly results, driven by strength in its digital commerce division as well as good execution by its new management team in terms of the divestiture of non-core businesses and cost reductions. In the consumer staples sector, Nu Skin Enterprises Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price revalued upward as it continued to report stronger-than-expected earnings, revenues and margins while raising forward-looking guidance. We decided to exit this stock early in 2014 in this Fund and reallocate the proceeds to other opportunities.

While the Fund experienced strong outperformance during the reporting period, we did have some areas that detracted. For example, the Fund’s preference for smaller-sized names within the Russell 1000® Index hindered performance as the market rotated away from these stocks and toward larger caps. Also, our emphasis on stocks with more volatility hurt returns as investors favored more stable and defensive names. In addition, an overweight stance in consumer discretionary hindered Fund results as the sector underperformed during the reporting period.

Several positions detracted from the Fund’s results including financial company Nationstar Mortgage Holdings Inc. Its shares fell after reporting disappointing third-quarter results on lower-than-expected mortgage origination revenue. We eliminated Nationstar Mortgage from the Fund before the end of the reporting period. Also, in the consumer discretionary sector, leading video game distributor GameStop Corp. came under pressure after the company reported a greater-than-expected decline in sales during the 2013 holiday season as well as increased competition from Sony’s new PlayStation streaming service. Finally, a position in satellite fleet operator Intelsat S.A. underperformed. The company was weighed down by greater-than-expected declines in U.S. government defense spending in 2013 and this year, combined with a rather limited pipeline of new business prospects to offset the decline. We continued to hold positions in GameStop and Intelsat as of the end of the reporting period.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long market value versus short market value); however, the long and short positions will vary in size as market conditions change. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outpaced its benchmarks as it benefited from an emphasis on stocks with lower price/earnings ratios. An overweight in stocks with higher leverage, as measured by a higher debt/equity ratio, helped as these stocks generally outperformed. Performance was also helped by a net short position in the utilities sector, while stock selection was particularly strong in the industrials and health care sectors.

The Fund’s strongest performing stocks were a pair of long positions in domestic airlines found in the industrials sector: Southwest Airlines Co. and Delta Air Lines, Inc. The airline industry as a whole continued to benefit from several years of consolidation, which has led to a more rational financial and economic model for the overall industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Shares of Southwest Airlines, which operates mostly domestic flights and some closer international destinations, continued their steady march upward throughout the reporting period. Delta also performed exceptionally well as the company continued to lower its debt level, increase its dividend and produce returns

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

in excess of its cost of capital. As further testament to both companies’ strength, Southwest Airlines and Delta were able to report strong profits and earnings despite more than 17,000 flight cancellations in the airline industry due to poor weather conditions during the winter months.

In the health care sector, the Fund’s short position in ARIAD Pharmaceuticals, Inc. proved beneficial as its shares plummeted based on news that the company’s drug Iclusig, used to treat chronic myeloid leukemia, was put on partial clinical hold by the FDA. At the end of the reporting period, we no longer owned a short in ARIAD Pharmaceuticals. The Fund’s short position in exploration and production company Cobalt International Energy Inc. also aided results. Its stock price fell to a 52-week low based on news that one of its Aegean exploratory wells in the Gulf of Mexico would be plugged and abandoned. Also, gas mix results from one of its Lontra wells off the coast of Angola disappointed investors. We continued to maintain a short position in Cobalt International as of the end of the reporting period.

While the Fund experienced strong outperformance during the reporting period, we did have some areas that detracted from performance. The Fund’s preference for smaller-sized names within the index hindered performance as the market rotated away from these stocks and toward larger caps. An emphasis on stocks with more volatility also hurt returns as investors favored more stable and defensive names. In addition, an overweight stance in telecommunications services hurt Fund results as it was the worst performing sector in the Russell 1000® Index during the reporting period.

In terms of individual detractors, a long position in satellite fleet operator Intelsat S.A. underperformed. The company was weighed down by greater-than-expected declines in U.S. government defense spending in 2013 and this year, combined with a rather limited pipeline of new business prospects to offset the decline. Also, a long position in leading electronics retailer Best Buy Co., Inc. was a laggard during the reporting period. After Best Buy’s shares tripled in value during 2013, they fell substantially in January 2014 after the company reported a decline in holiday sales, which caused investors to call its CEO’s turnaround strategy into question. At the same time, the company’s aggressive price cuts to compete with the likes of Amazon.com lowered profit margins. We continued to hold long positions in both Intelsat and Best Buy at the end of the reporting period.

Several of the Fund’s short positions, including Cheniere Energy, Inc. and Avago Technologies Limited, proved particularly challenging as their share prices advanced strongly. Cheniere Energy, which is engaged in liquefied natural gas (LNG) related businesses, continued to benefit as it is the furthest along in the build-out of new multi-billion dollar plants needed to chill natural gas into condensed LNG for exporting purposes. Investors rewarded the stock based on the potential long-term cash flow expected from these unique assets. We continue to maintain a short position in Cheniere Energy’s stock. Avago Technologies continued to positively surprise investors with solid growth coming from both its wireline and wireless divisions. In addition, the company’s recent acquisition of PLX Technology was broadly seen as a positive, leading to upbeat guidance going into the latter part of 2014. With more good news than bad, Avago Technologies has been a frustrating short position that we continue to maintain.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong managements, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outperformed its benchmarks as it benefited from a preference for stocks with higher leverage, as measured by a higher debt/equity ratio. An underweight stance to higher growth names was also beneficial. Fund results

14	Nuveen Investments

were also aided by an underweight position in the consumer staples sector, one of the weakest performing sectors in the Russell 1000® Growth Index during the reporting period. Stock selection was also particularly strong in the industrials and consumer staples sectors.

The Fund’s greatest individual contributor was found in the consumer staples sector: coffee roaster Keurig Green Mountain Inc. Its shares surged after the company announced a 10-year strategic deal with Coca-Cola to develop a cold beverage platform. Keurig Green Mountain also benefited from above-forecast earnings, improving trends in single-serve coffee sales and the announcement of a new share repurchase authorization. The Fund’s next strongest performers were a pair of domestic airlines found in the industrials sector: Southwest Airlines Co. and Delta Air Lines, Inc. The airline industry as a whole continued to benefit from several years of consolidation, which has led to a more rational financial and economic model for the overall industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Shares of Southwest Airlines, which operates mostly domestic flights and some closer international destinations, continued their steady march upward. Delta also performed exceptionally well as the company continued to lower its debt level, increase its dividend and produce returns in excess of its cost of capital. As further testament to both companies’ strength, Southwest Airlines and Delta were able to report strong profits and earnings despite more than 17,000 flight cancellations in the airline industry due to poor weather conditions during the winter months.

While the Fund experienced strong outperformance during the reporting period, we did have some areas that detracted from performance. The Fund’s preference for smaller-sized names within the Russell 1000® Growth Index hindered performance as the market rotated away from these stocks and toward larger caps. An emphasis on stocks with more volatility also hurt returns as investors favored more stable and defensive names. In addition, an overweight stance in the consumer discretionary sector hindered Fund results as the sector underperformed the index during the reporting period.

Several individual positions detracted from the Fund’s results including financial company Nationstar Mortgage Holdings Inc. Its shares fell after reporting disappointing third-quarter results on lower-than-expected mortgage origination revenue. We eliminated Nationstar Mortgage from the Fund before the end of the reporting period. Also, a position in satellite fleet operator Intelsat S.A. underperformed. The company was weighed down by greater-than-expected declines in U.S. government defense spending in 2013 and this year, combined with a rather limited pipeline of new business prospects to offset the decline. Finally, a position in leading electronics retailer Best Buy Co., Inc. was a laggard during the reporting period. After Best Buy’s shares tripled in value during 2013, they fell substantially in January 2014 after the company reported a decline in holiday sales, which caused investors to call its CEO’s turnaround strategy into question. At the same time, the company’s aggressive price cuts to compete with the likes of Amazon.com lowered profit margins. We continue to hold positions in Intelsat and Best Buy as of the end of the reporting period.

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2014.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong managements, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing. Instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the Fund outperformed its benchmarks as it benefited from a preference for higher momentum stocks (those that have recently performed well). An overweight position in stocks with higher leverage, as measured by a higher debt/equity ratio, also proved beneficial as these stocks generally outperformed during the reporting period. In addition, the Fund was aided by an overweight position in the information technology sector, while stock selection was reasonably strong in the industrials sector.

Nuveen Investments	15

Portfolio Managers’ Comments (continued)

The Fund’s top performer was a domestic airline found in the industrials sector: Delta Air Lines, Inc. The airline industry as a whole continued to benefit from several years of consolidation, which has led to a more rational financial and economic model for the overall industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved. Delta also performed exceptionally well as the company continued to lower its debt level, increase its dividend and produce returns in excess of its cost of capital. As further testament to the company’s strength, Delta was able to report strong profits and earnings despite more than 17,000 flight cancellations in the airline industry due to poor weather conditions during the winter months. In the consumer discretionary sector, Time Warner Inc. was an outperformer for the Fund, despite the absence of much growth in its advertising revenues for most of 2014. In mid-July, Time Warner’s shares surged after 21st Century Fox offered to buy the company for a combination of stock and cash. Although the deal was initially rejected by Time Warner, investors held out hope for any conflicting details to eventually be resolved. During the period of uncertainty surrounding the acquisition, we decided to exit the stock and reallocate toward other opportunities. The Fund also benefited from ownership in Hewlett-Packard Company, which is still in the early stages of CEO Meg Whitman’s transformation toward more cloud-based services. Whitman’s focus on cost reductions and improving margins may lead to higher-than-expected cash flow generation, the majority of which the company intends to return back to shareholders.

In terms of detractors, the Fund’s preference for smaller-sized names within the Russell 1000® Value Index hindered performance as the market rotated away from these stocks and toward larger caps. An emphasis on stocks with more volatility hurt returns as investors favored more stable and defensive names. Also, an overweight stance in the telecommunications services sector detracted from Fund results as it was the worst performing sector in the index during the reporting period. In addition, stock selection in the consumer discretionary sector was weak during the reporting period.

For example, shares of GameStop Corp. came under pressure after the company reported a greater-than-expected decline in sales during the 2013 holiday season as well as increased competition from Sony’s new PlayStation streaming service. However, we continued to maintain the Fund’s position in GameStop. Likewise, shares of Penn National Gaming, Inc. fell as its casinos in the Midwest saw less traffic due to the harsh winter weather conditions, while higher heating expenses weighed on its customers’ pocketbooks. Also, a position in satellite fleet operator Intelsat S.A. underperformed. The company was weighed down by greater-than-expected declines in U.S. government defense spending in 2013 and this year, combined with a rather limited pipeline of new business prospects to offset the decline. We continued to hold positions in both Penn National and Intelsat.

16	Nuveen Investments

Risk Considerations

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	17

Risk Considerations (continued)

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

18	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement by the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	38.46%	29.07%
Class A Shares at maximum Offering Price	30.50%	22.89%
Russell 1000® Index	25.36%	21.16%
Lipper Large-Cap Core Funds Classification Average	23.51%	19.32%

Class C Shares	37.39%	28.07%
Class I Shares	38.76%	29.35%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	31.33%	24.19%
Class A Shares at maximum Offering Price	23.78%	18.62%
Class C Shares	30.36%	23.23%
Class I Shares	31.67%	24.49%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.98%	6.73%	5.73%
Net Expense Ratios	1.21%	1.97%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	30.48%	26.28%
Class A Shares at maximum Offering Price	22.98%	20.24%
Russell 1000® Index	25.36%	21.16%
Lipper Equity Income Funds Classification Average	20.99%	16.65%

Class C Shares	29.55%	25.33%
Class I Shares	30.85%	26.57%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	22.52%	21.64%
Class A Shares at maximum Offering Price	15.47%	16.18%
Class C Shares	21.66%	20.71%
Class I Shares	22.82%	21.88%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.60%	6.35%	5.35%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	16.06%	11.51%	12.37%
Class A Shares at maximum Offering Price	9.40%	10.19%	11.20%
Russell 1000® Index	25.36%	17.24%	18.50%
Lipper Long/Short Equity Funds Classification Average	11.22%	7.10%	8.86%

Class C Shares	15.20%	10.66%	11.52%
Class I Shares	16.34%	11.78%	12.65%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	11.76%	10.67%	11.94%
Class A Shares at maximum Offering Price	5.32%	9.36%	10.79%
Class C Shares	10.94%	9.83%	11.09%
Class I Shares	12.05%	10.94%	12.22%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	15.09%	12.43%	11.51%
Net Expense Ratios	4.18%	4.93%	3.93%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, (including prime broker fees and charges on short sales) dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graph does not reflect the deduction of taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.55%	6.02%
Class A Shares at maximum Offering Price	(1.46)%	0.95%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.05%
Lipper Equity Market Neutral Funds Classification Average	2.97%	2.06%

Class C Shares	3.77%	5.24%
Class I Shares	4.84%	6.31%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	4.94%	6.01%
Class A Shares at maximum Offering Price	(1.09)%	1.26%
Class C Shares	4.16%	5.25%
Class I Shares	5.23%	6.28%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.25%	5.00%	4.00%
Net Expense Ratios	3.71%	4.46%	3.46%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	24.55%	14.87%	5.48%
Class A Shares at maximum Offering Price	17.37%	13.53%	4.74%
Russell 1000® Growth Index	26.29%	17.82%	8.75%
Lipper Multi-Cap Growth Funds Classification Average	23.45%	16.88%	7.61%

Class C Shares	23.67%	14.02%	4.69%
Class R3 Shares	24.29%	14.56%	5.20%
Class I Shares	24.87%	15.16%	5.75%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	16.84%	13.77%	5.26%
Class A Shares at maximum Offering Price	10.11%	12.43%	4.53%
Class C Shares	15.94%	12.91%	4.48%
Class R3 Shares	16.54%	13.45%	4.98%
Class I Shares	17.13%	14.05%	5.53%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.40%	2.18%	1.63%	1.16%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after December 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	32.63%	28.88%
Class A Shares at maximum Offering Price	25.00%	22.72%
Russell 1000® Index	25.36%	21.16%
Lipper Large-Cap Core Funds Classification Average	23.51%	19.32%

Class C Shares	31.61%	27.91%
Class I Shares	32.92%	29.17%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	25.05%	24.45%
Class A Shares at maximum Offering Price	17.86%	18.87%
Class C Shares	24.13%	23.52%
Class I Shares	25.28%	24.72%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.55%	2.30%	1.30%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	31.18%	27.98%
Class A Shares at maximum Offering Price	23.64%	21.86%
Russell 1000® Index	25.36%	21.16%
Lipper Large-Cap Core Funds Classification Average	23.51%	19.32%

Class C Shares	30.21%	27.09%
Class I Shares	31.51%	28.35%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	24.24%	23.51%
Class A Shares at maximum Offering Price	17.10%	17.97%
Class C Shares	23.36%	22.65%
Class I Shares	24.56%	23.85%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.97%	3.72%	2.72%
Net Expense Ratios	2.40%	3.15%	2.15%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	30.45%	27.64%
Class A Shares at maximum Offering Price	22.95%	21.54%
Russell 1000® Growth Index	26.29%	22.68%
Lipper Large-Cap Growth Funds Classification Average	25.06%	22.64%

Class C Shares	29.49%	26.71%
Class I Shares	30.74%	27.93%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	22.03%	23.41%
Class A Shares at maximum Offering Price	15.02%	17.88%
Class C Shares	21.07%	22.48%
Class I Shares	22.26%	23.68%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.55%	2.30%	1.30%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

34	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	35

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	27.40%	16.08%	8.95%
Class A Shares at maximum Offering Price	20.10%	14.71%	8.31%
Russell 1000® Value Index	24.43%	16.62%	8.23%
Lipper Large-Cap Value Funds Classification Average	22.77%	14.86%	7.43%

Class C Shares	26.47%	15.22%	8.14%
Class R3 Shares	27.11%	15.78%	8.65%
Class I Shares	27.74%	16.37%	9.23%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	20.46%	14.61%	8.51%
Class A Shares at maximum Offering Price	13.52%	13.26%	7.87%
Class C Shares	19.57%	13.77%	7.70%
Class R3 Shares	20.17%	14.33%	8.21%
Class I Shares	20.72%	14.91%	8.78%

Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Returns for Class A, C and I Shares are actual. Returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.16%	1.91%	1.41%	0.91%

36	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	37

Holding

Summaries as of August 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Short-Term Investments	1.4%
Other Assets Less Liabilities	0.1%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	14.8%
Media	14.8%
Computers & Peripherals	14.8%
Aerospace & Defense	9.8%
Electronic Equipment, Instruments & Components	5.0%
Consumer Finance	5.0%
Diversified Telecommunication Services	4.9%
Oil, Gas & Consumable Fuels	4.9%
Auto Components	4.9%
Other Industries	19.6%
Short-Term Investments	1.4%
Other Assets Less Liabilities	0.1%

Top Five Common
Stock Holdings

(% of net assets)

Corning Incorporated	5.0%
Capital One Financial Corporation	5.0%
UnitedHealth Group Incorporated	4.9%
Viacom Inc., Class B	4.9%
Wellpoint Inc.	4.9%

38	Nuveen Investments

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%

Portfolio Composition

(% of net assets)

Computers & Peripherals	8.7%
Diversified Telecommunication Services	7.0%
Software	5.8%
Media	5.5%
Specialty Retail	5.0%
Aerospace & Defense	4.9%
Hotels, Restaurants & Leisure	4.8%
Tobacco	4.6%
Capital Markets	4.3%
Machinery	4.0%
IT Services	3.9%
Electronic Equipment, Instruments & Components	3.0%
Real Estate Investment Trust	2.8%
Oil, Gas & Consumable Fuels	2.3%
Pharmaceuticals	2.2%
Communications Equipment	2.2%
Multiline Retail	2.2%
Beverages	2.1%
Health Care Equipment & Supplies	2.1%
Paper & Forest Products	2.1%
Health Care Providers & Services	1.8%
Other Industries	18.5%
Other Assets Less Liabilities	0.2%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	4.0%
Microsoft Corporation	2.8%
Verizon Communications Inc.	1.9%
AT&T Inc.	1.9%
PepsiCo, Inc.	1.7%

Nuveen Investments	39

Holding Summaries as of August 31, 2014 (continued)

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Common Stocks (Long Exposure)	148.4%
Short-Term Investments	3.8%
Common Stocks Sold Short (Short Exposure)	(83.2)%
Other Assets Less Liabilities	31.0%

Top Five Common
Stock Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	2.8%
Microsoft Corporation	2.4%
Wells Fargo & Company	2.2%
Gilead Sciences, Inc.	2.0%
Verizon Communications Inc.	1.8%

Top Five Common
Stocks Sold Short

(Short Exposure)

(% of net assets)

Sealed Air Corporation	(0.9)%
Southern Copper Corporation	(0.9)%
J.B. Hunt Transports Serives Inc.	(0.9)%
BE Aerospace Inc.	(0.9)%
FNF Group	(0.9)%

Portfolio Composition
Common Stocks (Long Exposure)

(% of net assets)

Software	10.8%
Aerospace & Defense	10.2%
Media	9.2%
Machinery	8.7%
Oil, Gas & Consumable Fuels	7.1%
Health Care Equipment & Supplies	6.6%
Specialty Retail	6.4%
Chemicals	6.2%
Health Care Providers & Services	6.1%
Computers & Peripherals	5.5%
IT Services	5.0%
Food Products	4.9%
Diversified Telecommunication Services	4.6%
Insurance	3.8%
Airlines	3.7%
Capital Markets	3.7%
Banks	3.2%
Electronic Equipment, Instruments & Components	3.0%
Communications Equipment	2.8%
Multiline Retail	2.8%
Consumer Finance	2.4%
Household Durables	2.4%
Real Estate Investment Trust	2.3%
Diversified Consumer Services	2.2%
Containers & Packaging	2.1%
Biotechnology	2.0%
Pharmaceuticals	1.8%
Other Industries	18.9%

Portfolio Composition
Common Stocks Sold Short (Short Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	(8.6)%
Insurance	(4.9)%
Metals & Mining	(4.6)%
Road & Rail	(4.2)%
Food Products	(3.9)%
Banks	(3.2)%
Internet Software & Services	(2.7)%
Energy Equipment & Services	(2.7)%
Aerospace & Defense	(2.6)%
Chemicals	(2.6)%
Pharmaceuticals	(2.4)%
Specialty Retail	(2.2)%
Textiles, Apparel & Luxury Goods	(2.2)%
Semiconductors & Semiconductor Equipment	(2.2)%
Building Products	(2.2)%
Commercial Services & Supplies	(2.0)%
Trading Companies & Distributors	(1.7)%
Health Care Technology	(1.7)%
Real Estate Investment Trust	(1.7)%
Diversified Financial Services	(1.6)%
Wireless Telecommunication Services	(1.5)%
Software	(1.4)%
Health Care Providers & Services	(1.4)%
Other Industries	(19.0)%

40	Nuveen Investments

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Common Stocks (Long Exposure)	84.8%
Short-Term Investments	25.9%
Common Stocks Sold Short (Short Exposure)	(86.4)%
Other Assets Less Liabilities	75.7%

Top Five Common
Stock Holdings

(Long Exposure)

(% of net assets)

Dillard’s, Inc., Class A	1.1%
Aetna Inc.	1.0%
Tech Data Corporation	1.0%
Lazard Limited	1.0%
SPX Corporation	1.0%

Top Five Common
Stocks Sold Short

(Short Exposure)

(% of net assets)

NiSource Inc.	(1.1)%
Brown & Brown Inc.	(1.1)%
Sempra Energy	(1.1)%
Twitter Inc.	(1.0)%
Fortune Brands Home & Security	(1.0)%

Portfolio Composition
Common Stocks (Long Exposure)

(% of net assets)

Electronic Equipment, Instruments & Components	5.7%
Media	5.2%
Hotels, Restaurants & Leisure	5.2%
Aerospace & Defense	4.8%
Computers & Peripherals	4.5%
Software	4.3%
Machinery	4.1%
IT Services	4.1%
Auto Components	4.0%
Multiline Retail	3.9%
Health Care Equipment & Supplies	3.8%
Diversified Telecommunication Services	3.2%
Specialty Retail	3.2%
Oil, Gas & Consumable Fuels	2.8%
Health Care Providers & Services	2.7%
Chemicals	2.0%
Consumer Finance	2.0%
Other Industries	19.3%

Portfolio Composition
Common Stocks Sold Short (Short Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	(8.7)%
Specialty Retail	(5.1)%
Multi-Utilities	(4.1)%
Pharmaceuticals	(3.9)%
Household Durables	(3.8)%
Software	(3.7)%
Semiconductors & Semiconductor Equipment	(3.4)%
Chemicals	(2.9)%
Trading Companies & Distributors	(2.8)%
Construction Materials	(2.8)%
Energy Equipment & Services	(2.7)%
Metals & Mining	(2.5)%
Textiles, Apparel & Luxury Goods	(2.2)%
Internet Software & Services	(2.2)%
Insurance	(2.0)%
Electric Utilities	(2.0)%
Electronic Equipment, Instruments & Components	(2.0)%
Communications Equipment	(2.0)%
Media	(2.0)%
Gas Utilities	(1.9)%
Machinery	(1.9)%
Computers & Peripherals	(1.8)%
Other Industries	(20.0)%

Nuveen Investments	41

Holding Summaries as of August 31, 2014 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Short-Term Investments	1.6%
Other Assets Less Liabilities	(0.1)%

Portfolio Composition

(% of net assets)

IT Services	11.0%
Software	10.9%
Biotechnology	8.0%
Computers & Peripherals	7.0%
Media	6.3%
Health Care Equipment & Supplies	5.3%
Food & Staples Retailing	4.5%
Beverages	4.2%
Specialty Retail	4.1%
Aerospace & Defense	3.8%
Health Care Providers & Services	3.7%
Industrial Conglomerates	3.3%
Energy Equipment & Services	2.5%
Leisure Equipment & Products	2.1%
Containers & Packaging	2.1%
Tobacco	2.1%
Other Industries	17.6%
Short-Term Investments	1.6%
Other Assets Less Liabilities	(0.1)%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.8%
Microsoft Corporation	4.5%
Oracle Corporation	3.6%
Amgen Inc.	3.6%
Schlumberger Limited	2.5%

42	Nuveen Investments

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.3%
Other Assets Less Liabilities	0.7%

Portfolio Composition

(% of net assets)

Computers & Peripherals	7.8%
Software	6.5%
Health Care Providers & Services	5.6%
Electronic Equipment, Instruments & Components	5.4%
Aerospace & Defense	5.2%
Specialty Retail	4.9%
Machinery	4.5%
Media	4.4%
IT Services	4.1%
Multiline Retail	4.1%
Diversified Telecommunication Services	3.9%
Health Care Equipment & Supplies	3.7%
Biotechnology	3.4%
Consumer Finance	3.1%
Hotels, Restaurants & Leisure	2.9%
Capital Markets	2.6%
Airlines	2.6%
Pharmaceuticals	2.3%
Insurance	2.2%
Beverages	2.2%
Other Industries	17.9%
Other Assets Less Liabilities	0.7%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	4.0%
Microsoft Corporation	2.8%
JPMorgan Chase & Co.	1.9%
Pfizer Inc.	1.9%
Gilead Sciences, Inc.	1.8%

Nuveen Investments	43

Holding Summaries as of August 31, 2014 (continued)

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Common Stocks (Long Exposure)	129.7%
Short-Term Investments	0.8%
Common Stocks Sold Short (Short Exposure)	(30.1)%
Other Assets Less Liabilities	(0.4)%

Top Five Common
Stock Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	5.2%
Microsoft Corporation	3.7%
JPMorgan Chase & Co.	2.5%
Pfizer Inc.	2.5%
Gilead Sciences, Inc.	2.3%

Top Five Common
Stocks Sold Short

(Short Exposure)

(% of net assets)

Google Inc., Class C	(0.3)%
Tesla Motors Inc.	(0.3)%
Cheniere Energy Inc.	(0.3)%
Twitter Inc.	(0.3)%
Actavis PLC	(0.3)%

Portfolio Composition
Common Stocks (Long Exposure)

(% of net assets)

Computers & Peripherals	10.7%
Media	9.2%
Software	8.9%
Health Care Providers & Services	7.5%
Diversified Telecommunication Services	6.6%
Electronic Equipment, Instruments & Components	6.3%
Aerospace & Defense	6.3%
Machinery	6.0%
IT Services	5.4%
Multiline Retail	5.1%
Biotechnology	4.9%
Hotels, Restaurants & Leisure	4.2%
Health Care Equipment & Supplies	4.0%
Specialty Retail	3.7%
Auto Components	3.4%
Consumer Finance	3.2%
Capital Markets	3.0%
Pharmaceuticals	3.0%
Insurance	3.0%
Banks	2.8%
Oil, Gas & Consumable Fuels	2.6%
Other Industries	19.9%

Portfolio Composition
Common Stocks Sold Short (Short Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	(4.1)%
Pharmaceuticals	(1.5)%
Electric Utilities	(1.5)%
Semiconductors & Semiconductor Equipment	(1.4)%
Software	(1.3)%
Internet Software & Services	(1.3)%
Chemicals	(1.3)%
Metals & Mining	(1.2)%
Multi-Utilities	(1.2)%
Insurance	(1.0)%
Hotels, Restaurants & Leisure	(1.0)%
Household Durables	(1.0)%
Energy Equipment & Services	(0.8)%
Construction Materials	(0.7)%
Household Products	(0.6)%
Diversified Financial Services	(0.6)%
Wireless Telecommunication Services	(0.6)%
Other Industries	(9.0)%

44	Nuveen Investments

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%

Portfolio Composition

(% of net assets)

Media	9.7%
Computers & Peripherals	8.8%
Biotechnology	7.8%
Software	7.7%
Specialty Retail	5.9%
Multiline Retail	4.5%
Hotels, Restaurants & Leisure	4.2%
IT Services	3.8%
Health Care Providers & Services	3.8%
Diversified Telecommunication Services	3.6%
Chemicals	3.2%
Beverages	3.2%
Airlines	2.9%
Electronic Equipment, Instruments & Components	2.8%
Machinery	2.8%
Aerospace & Defense	2.6%
Health Care Equipment & Supplies	2.2%
Construction & Engineering	1.9%
Other Industries	18.2%
Other Assets Less Liabilities	0.4%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	6.9%
Microsoft Corporation	3.3%
Gilead Sciences, Inc.	2.6%
Home Depot, Inc.	2.2%
Oracle Corporation	2.1%

Nuveen Investments	45

Holding Summaries as of August 31, 2014 (continued)

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Short-Term Investments	0.0%
Other Assets Less Liabilities	0.0%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	8.0%
Insurance	6.9%
Oil, Gas & Consumable Fuels	6.9%
Diversified Telecommunication Services	6.5%
Computers & Peripherals	4.9%
Machinery	4.8%
Banks	4.6%
Multiline Retail	4.2%
Pharmaceuticals	3.8%
IT Services	3.6%
Aerospace & Defense	3.4%
Software	3.4%
Electronic Equipment & Instruments	3.2%
Media	3.0%
Capital Markets	2.9%
Consumer Finance	2.8%
Health Care Equipment & Supplies	2.6%
Food Products	2.3%
Electronic Components	2.2%
Other Industries	20.0%
Short-Term Investments	0.0%
Other Assets Less Liabilities	0.0%

Top Five Common
Stock Holdings

(% of net assets)

JPMorgan Chase & Co.	3.2%
Pfizer Inc.	2.8%
AT&T Inc.	2.4%
Microsoft Corporation	2.3%
Exxon Mobil Corporation	2.3%

46	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2014.

The beginning of the period for the Funds is March 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,117.20	$1,113.20	$1,118.90
Expenses Incurred During Period	$6.51	$10.49	$5.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,020.32
Expenses Incurred During Period	$6.21	$10.01	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97% and .97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	47

Expense Examples (continued)

Nuveen Core Dividend Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,102.40	$1,098.70	$1,104.20
Expenses Incurred During Period	$6.20	$10.16	$4.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,020.57
Expenses Incurred During Period	$5.96	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,044.10	$1,040.30	$1,045.50
Expenses Incurred During Period	$17.41	$21.14	$15.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.17	$1,004.49	$1,009.58
Expenses Incurred During Period	$17.11	$20.77	$15.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.38%, 4.11% and 3.10% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.40	$1,007.60	$1,013.30
Expenses Incurred During Period	$16.83	$20.70	$15.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.47	$1,004.59	$1,009.63
Expenses Incurred During Period	$16.81	$20.67	$15.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.32%, 4.09% and 3.09% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

48	Nuveen Investments

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,067.20	$1,063.40	$1,065.70	$1,068.60
Expenses Incurred During Period	$6.36	$10.25	$7.65	$5.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,017.80	$1,020.32
Expenses Incurred During Period	$6.21	$10.01	$7.48	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and .97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,114.00	$1,109.70	$1,115.20
Expenses Incurred During Period	$6.23	$10.21	$4.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,020.57
Expenses Incurred During Period	$5.96	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Core Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,105.90	$1,101.70	$1,107.50
Expenses Incurred During Period	$11.94	$15.89	$10.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.86	$1,010.08	$1,015.17
Expenses Incurred During Period	$11.42	$15.20	$10.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.25%, 3.00% and 1.99% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	49

Expense Examples (continued)

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,097.50	$1,093.60	$1,098.70
Expenses Incurred During Period	$6.19	$10.13	$4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.31	$1,015.53	$1,020.57
Expenses Incurred During Period	$5.96	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,111.70	$1,107.00	$1,110.20	$1,112.80
Expenses Incurred During Period	$5.85	$9.82	$7.23	$4.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.66	$1,015.88	$1,018.35	$1,020.92
Expenses Incurred During Period	$5.60	$9.40	$6.92	$4.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.85%, 1.36% and .85% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014, for Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Long/Short Fund, Nuveen Equity Market Neutral Fund, Nuveen Growth Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Core Plus Fund, Nuveen Large Cap Growth Fund and Nuveen Large Cap Value Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned for Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Long/Short Fund, Nuveen Equity Market Neutral Fund, Nuveen Large Cap Core Fund and Nuveen Large Cap Growth Fund to August 15, 2014.

	Nuveen Concentrated Core Fund	Nuveen Core Dividend Fund	Nuveen Equity Long/Short Fund	Nuveen Equity Market Neutral Fund	Nuveen Growth Fund	Nuveen Large Cap Core Fund	Nuveen Large Cap Core Plus Fund	Nuveen Large Cap Growth Fund	Nuveen Large Cap Value Fund
To approve a new investment management agreement between each Trust and Nuveen Advisors, LLC.
For	220,813	225,476	351,662	1,261,996	735,435	970,599	637,299	786,291	6,375,910
Against	2,526	31,665	3,261	13,650	4,389	1,002	18,900	6,513	460,591
Abstain	3,644	4,723	7,049	19,208	5,871	5,113	3,920	4,971	303,962
Broker Non-Votes	104,294	141,783	256,018	408,215	137,177	80,714	189,914	254,148	1,428,556
Total	331,277	403,647	617,990	1,703,069	882,872	1,057,428	850,033	1,051,923	8,569,019

To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-advisor(s) as follows:
a. Nuveen Fund Advisors and Nuveen Asset Management, LLC
For	220,813	225,476	351,662	1,262,143	734,836	966,308	635,080	785,715	6,352,246
Against	2,526	31,665	3,261	12,633	5,193	1,002	18,900	7,089	481,469
Abstain	3,644	4,723	7,049	20,079	5,666	9,403	6,139	4,971	306,746
Broker Non-Votes	104,294	141,783	256,018	408,214	137,177	80,715	189,914	254,148	1,428,558
Total	331,277	403,647	617,990	1,703,069	882,872	1,057,428	850,033	1,051,923	8,569,019

To approve revisions to, or elimination of, certain fundamental investment policies:
a. Revise the fundamental policy related to the purchase and sale of commodities.
For	220,290	221,390	350,051	1,261,315	732,045	964,922	634,599	780,738	6,231,653
Against	2,526	35,751	4,191	12,633	4,935	1,598	19,382	11,100	550,021
Abstain	4,167	4,723	7,730	20,907	8,714	10,193	6,139	5,937	358,783
Broker Non-Votes	104,294	141,783	256,018	408,214	137,178	80,715	189,913	254,148	1,428,562
Total	331,277	403,647	617,990	1,703,069	882,872	1,057,428	850,033	1,051,923	8,569,019

Approval of the Board Members was reached as follows:
William Adams IV
For	49,378,636	49,378,636	69,861,145	49,378,636	69,861,145	49,378,636	49,378,636	49,378,636	49,378,636
Withhold	1,137,131	1,137,131	1,015,555	1,137,131	1,015,555	1,137,131	1,137,131	1,137,131	1,137,131
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767

Nuveen Investments	51

Shareholder Meeting Report (continued)

	Nuveen Concentrated Core Fund	Nuveen Core Dividend Fund	Nuveen Equity Long/Short Fund	Nuveen Equity Market Neutral Fund	Nuveen Growth Fund	Nuveen Large Cap Core Fund	Nuveen Large Cap Core Plus Fund	Nuveen Large Cap Growth Fund	Nuveen Large Cap Value Fund
Robert P. Bremner
For	49,351,001	49,351,001	69,777,145	49,351,001	69,777,145	49,351,001	49,351,001	49,351,001	49,351,001
Withhold	1,164,766	1,164,766	1,099,555	1,164,766	1,099,555	1,164,766	1,164,766	1,164,766	1,164,766
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
Jack B. Evans
For	49,395,570	49,395,570	69,793,525	49,395,570	69,793,525	49,395,570	49,395,570	49,395,570	49,395,570
Withhold	1,120,197	1,120,197	1,083,175	1,120,197	1,083,175	1,120,197	1,120,197	1,120,197	1,120,197
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
William C. Hunter
For	49,387,571	49,387,571	69,790,443	49,387,571	69,790,443	49,387,571	49,387,571	49,387,571	49,387,571
Withhold	1,128,196	1,128,196	1,086,257	1,128,196	1,086,257	1,128,196	1,128,196	1,128,196	1,128,196
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
David J. Kundert
For	49,367,384	49,367,384	69,838,324	49,367,384	69,838,324	49,367,384	49,367,384	49,367,384	49,367,384
Withhold	1,148,383	1,148,383	1,038,376	1,148,383	1,038,376	1,148,383	1,148,383	1,148,383	1,148,383
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
John K. Nelson
For	49,384,058	49,384,058	69,866,847	49,384,058	69,866,847	49,384,058	49,384,058	49,384,058	49,384,058
Withhold	1,131,709	1,131,709	1,009,853	1,131,709	1,009,853	1,131,709	1,131,709	1,131,709	1,131,709
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
William J. Schneider
For	49,378,386	49,378,386	69,852,110	49,378,386	69,852,110	49,378,386	49,378,386	49,378,386	49,378,386
Withhold	1,137,381	1,137,381	1,024,590	1,137,381	1,024,590	1,137,381	1,137,381	1,137,381	1,137,381
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
Thomas S. Schreier, Jr.
For	49,374,764	49,374,764	69,841,982	49,374,764	69,841,982	49,374,764	49,374,764	49,374,764	49,374,764
Withhold	1,141,003	1,141,003	1,034,718	1,141,003	1,034,718	1,141,003	1,141,003	1,141,003	1,141,003
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
Judith M. Stockdale
For	49,369,129	49,369,129	69,782,830	49,369,129	69,782,830	49,369,129	49,369,129	49,369,129	49,369,129
Withhold	1,146,638	1,146,638	1,093,870	1,146,638	1,093,870	1,146,638	1,146,638	1,146,638	1,146,638
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
Carole E. Stone
For	49,368,193	49,368,193	69,786,646	49,368,193	69,786,646	49,368,193	49,368,193	49,368,193	49,368,193
Withhold	1,147,574	1,147,574	1,090,054	1,147,574	1,090,054	1,147,574	1,147,574	1,147,574	1,147,574
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
Virginia L. Stringer
For	49,352,837	49,352,837	69,787,635	49,352,837	69,787,635	49,352,837	49,352,837	49,352,837	49,352,837
Withhold	1,162,930	1,162,930	1,089,065	1,162,930	1,089,065	1,162,930	1,162,930	1,162,930	1,162,930
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767
Terence J. Toth
For	49,380,576	49,380,576	69,858,256	49,380,576	69,858,256	49,380,576	49,380,576	49,380,576	49,380,576
Withhold	1,135,191	1,135,191	1,018,444	1,135,191	1,018,444	1,135,191	1,135,191	1,135,191	1,135,191
Total	50,515,767	50,515,767	70,876,700	50,515,767	70,876,700	50,515,767	50,515,767	50,515,767	50,515,767

52	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust

Nuveen Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Market Neutral Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Core Plus Fund, Nuveen Large Cap Growth Fund, Nuveen Large Cap Value Fund (seven of the funds which comprise the Nuveen Investment Trust) and Nuveen Equity Long/Short Fund and Nuveen Growth Fund (two of the funds comprising the Nuveen Investment Trust II) (the “Funds”) as of August 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. The statements of changes in net assets and the financial highlights for the periods presented through August 31, 2013 were audited by other auditors whose reports dated October 28, 2013 expressed unqualified opinions on that statement and those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2014, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Chicago, Illinois

October 28, 2014

Nuveen Investments	53

Nuveen Concentrated Core Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 9.8%

7,100	Boeing Company	$900,280

9,400	Raytheon Company	905,596
	Total Aerospace & Defense	1,805,876

	Auto Components – 4.9%

13,000	Delphi Automotive PLC	904,540

	Automobiles – 4.9%

51,800	Ford Motor Company	901,838

	Biotechnology – 4.9%

8,400	Gilead Sciences, Inc., (2)	903,672

	Computers & Peripherals – 14.8%

8,800	Apple, Inc.	902,000

23,800	Hewlett-Packard Company	904,400

8,800	Western Digital Corporation	906,488
	Total Computers & Peripherals	2,712,888

	Consumer Finance – 5.0%

11,100	Capital One Financial Corporation	910,866

	Diversified Telecommunication Services – 4.9%

22,100	CenturyLink Inc.	905,879

	Electronic Equipment, Instruments & Components – 5.0%

43,900	Corning Incorporated	915,754

	Health Care Providers & Services – 14.8%

12,300	Cardinal Health, Inc.	906,510

10,500	UnitedHealth Group Incorporated	910,140

7,800	Wellpoint Inc.	908,778
	Total Health Care Providers & Services	2,725,428

	Media – 14.8%

10,500	DirecTV, (2)	907,725

6,100	Time Warner Cable, Class A	902,373

11,200	Viacom Inc., Class B	908,880
	Total Media	2,718,978

	Multiline Retail – 4.9%

14,500	Macy’s, Inc.	903,205

54	Nuveen Investments

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 4.9%

10,400	Phillips 66			$905,008

	Software – 4.9%

10,800	Intuit, Inc.			898,344
	Total Long-Term Investments (cost $16,462,475)			18,112,276

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Repurchase Agreements – 1.4%

$256	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/29/14, repurchase price $255,689, collateralized by $260,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $262,275	0.000%	9/02/14	$255,689
	Total Short-Term Investments (cost $255,689)			255,689
	Total Investments (cost $16,718,164) – 99.9%			18,367,965
	Other Assets Less Liabilities – 0.1%			24,356
	Net Assets – 100%			$18,392,321

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Core Dividend Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 4.9%

1,900	Boeing Company	$240,920

1,600	Huntington Ingalls Industries Inc.	163,376

1,800	Raytheon Company	173,412

2,300	United Technologies Corporation	248,354
	Total Aerospace & Defense	826,062

	Air Freight & Logistics – 1.1%

1,900	United Parcel Service, Inc., Class B	184,927

	Airlines – 1.0%

1,400	Copa Holdings SA	172,172

	Auto Components – 1.3%

1,300	Delphi Automotive PLC	90,454

2,600	Johnson Controls, Inc.	126,906
	Total Auto Components	217,360

	Automobiles – 0.7%

6,700	Ford Motor Company	116,647

	Banks – 0.3%

300	JPMorgan Chase & Co.	17,835

700	Wells Fargo & Company	36,008
	Total Banks	53,843

	Beverages – 2.1%

1,200	Dr. Pepper Snapple Group	75,504

3,100	PepsiCo, Inc.	286,719
	Total Beverages	362,223

	Biotechnology – 1.5%

1,800	Amgen Inc.	250,884

	Capital Markets – 4.3%

1,500	Ameriprise Financial, Inc.	188,640

500	BlackRock Inc.	165,265

4,600	Invesco LTD	187,864

3,300	Lazard Limited	180,378
	Total Capital Markets	722,147

	Chemicals – 1.2%

3,200	Cabot Corporation	175,296

56	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

1,600	Kronos Worldwide Inc.	$25,296
	Total Chemicals	200,592

	Commercial Services & Supplies – 1.5%

4,900	Pitney Bowes Inc.	132,594

6,900	R.R. Donnelley & Sons Company	121,923
	Total Commercial Services & Supplies	254,517

	Communications Equipment – 2.2%

10,200	Cisco Systems, Inc.	254,898

5,000	Juniper Networks Inc.	115,950
	Total Communications Equipment	370,848

	Computers & Peripherals – 8.7%

6,600	Apple, Inc.	676,500

6,500	EMC Corporation	191,945

5,800	Hewlett-Packard Company	220,400

3,400	Lexmark International, Inc., Class A	171,904

4,300	NetApp, Inc.	181,288

300	Western Digital Corporation	30,903
	Total Computers & Peripherals	1,472,940

	Construction & Engineering – 0.2%

500	Fluor Corporation	36,945

	Consumer Finance – 1.1%

3,000	Discover Financial Services	187,110

	Diversified Consumer Services – 1.0%

5,100	H & R Block Inc.	171,003

	Diversified Financial Services – 0.3%

500	Moody’s Corporation	46,785

	Diversified Telecommunication Services – 7.0%

9,200	AT&T Inc.	321,632

4,600	CenturyLink Inc.	188,554

26,000	Frontier Communications Corporation	176,800

6,500	Verizon Communications Inc.	323,830

15,500	Windstream Holdings Inc.	175,150
	Total Diversified Telecommunication Services	1,185,966

	Electric Utilities – 0.8%

1,800	Entergy Corporation	139,338

	Electronic Equipment, Instruments & Components – 3.0%

9,300	Corning Incorporated	193,998

7,100	Jabil Circuit Inc.	153,218

Nuveen Investments	57

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

10,600	Vishay Intertechnology Inc.	$169,600
	Total Electronic Equipment, Instruments & Components	516,816

	Health Care Equipment & Supplies – 2.1%

500	C. R. Bard, Inc.	74,220

2,000	Hill Rom Holdings Inc.	87,620

3,100	Medtronic, Inc.	197,935
	Total Health Care Equipment & Supplies	359,775

	Health Care Providers & Services – 1.8%

1,200	Cardinal Health, Inc.	88,440

2,500	UnitedHealth Group Incorporated	216,700
	Total Health Care Providers & Services	305,140

	Hotels, Restaurants & Leisure – 4.8%

2,800	Brinker International Inc.	136,920

2,400	Las Vegas Sands	159,624

2,200	Royal Caribbean Cruises Limited	140,272

4,000	Seaworld Entertainment	83,160

4,600	Six Flags Entertainment Corporation	167,808

1,500	Wyndham Worldwide Corporation	121,410
	Total Hotels, Restaurants & Leisure	809,194

	Household Durables – 1.1%

1,300	Leggett and Platt Inc.	45,617

900	Whirlpool Corporation	137,718
	Total Household Durables	183,335

	Household Products – 0.1%

200	Procter & Gamble Company	16,622

	Industrial Conglomerates – 0.3%

2,100	General Electric Company	54,558

	Insurance – 0.8%

1,200	PartnerRe Limited	134,028

	Internet & Catalog Retail – 0.9%

1,800	Expedia, Inc.	154,620

	IT Services – 3.9%

6,100	Booz Allen Hamilton Holding	135,298

4,100	Broadridge Financial Solutions, Inc.	174,414

4,300	Paychex, Inc.	179,095

12,600	Xerox Corporation	174,006
	Total IT Services	662,813

58	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 4.0%

2,600	Allision Transmission Holdings Inc.	$79,768

2,100	Caterpillar Inc.	229,047

1,300	Cummins Inc.	188,643

1,600	Parker Hannifin Corporation	184,800
	Total Machinery	682,258

	Media – 5.5%

9,000	Cablevision Systems Corporation	166,590

2,100	Cinemark Holdings Inc.	74,109

4,400	Interpublic Group of Companies, Inc.	85,932

3,300	Lamar Advertising Company	173,184

300	Omnicom Group, Inc.	21,603

7,000	Regal Entertainment Group, Class A	147,350

1,200	Time Warner Cable, Class A	177,516

1,100	Viacom Inc., Class B	89,265
	Total Media	935,549

	Metals & Mining – 0.9%

1,800	Compass Minerals International, Inc.	160,326

	Multiline Retail – 2.2%

1,000	Big Lots, Inc.	46,350

2,200	Kohl’s Corporation	129,338

3,100	Macy’s, Inc.	193,099
	Total Multiline Retail	368,787

	Oil, Gas & Consumable Fuels – 2.3%

300	Chevron Corporation	38,835

3,100	CVTR Energy Inc.	153,853

1,900	Exxon Mobil Corporation	188,974
	Total Oil, Gas & Consumable Fuels	381,662

	Paper & Forest Products – 2.1%

4,300	Domtar Corporation	160,347

3,900	International Paper Company	188,955
	Total Paper & Forest Products	349,302

	Personal Products – 0.6%

2,100	Herbalife Ltd.	107,058

	Pharmaceuticals – 2.2%

400	AbbVie Inc.	22,112

700	Johnson & Johnson	72,611

9,600	Pfizer Inc.	282,144
	Total Pharmaceuticals	376,867

Nuveen Investments	59

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Real Estate Investment Trust – 2.8%

35,800	Chimera Investments Corporation	$118,498

600	Corrections Corporation of America	21,384

2,800	Health Care REIT, Inc.	189,224

18,200	MFA Mortgage Investments, Inc.	153,608
	Total Real Estate Investment Trust	482,714

	Semiconductors & Semiconductor Equipment – 1.0%

8,800	NVIDIA Corporation	171,160

	Software – 5.8%

5,500	Activision Blizzard Inc.	129,470

5,400	CA Technologies	152,496

14,500	Compuware Corporation	135,575

10,600	Microsoft Corporation	481,558

2,200	Oracle Corporation	91,366
	Total Software	990,465

	Specialty Retail – 5.0%

900	Best Buy Co., Inc.	28,701

3,300	GameStop Corporation	139,260

4,000	Gap, Inc.	184,600

3,000	Home Depot, Inc.	280,500

4,000	Lowe’s Companies, Inc.	210,040
	Total Specialty Retail	843,101

	Thrifts & Mortgage Finance – 0.8%

9,400	People’s United Financial, Inc.	140,530

	Tobacco – 4.6%

5,600	Altria Group, Inc.	241,248

3,200	Lorillard Inc.	191,040

1,900	Philip Morris International	162,602

3,200	Reynolds American Inc.	187,104
	Total Tobacco	781,994
	Total Long-Term Investments (cost $15,602,176)	16,940,983
	Other Assets Less Liabilities – 0.2%	40,947
	Net Assets – 100%	$16,981,930

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Equity Long/Short Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 148.4%

	COMMON STOCKS – 148.4%

	Aerospace & Defense – 10.2%

4,364	General Dynamics Corporation	$537,863

4,000	Huntington Ingalls Industries Inc.	408,440

4,100	L-3 Communications Holdings, Inc.	450,795

3,100	Lockheed Martin Corporation	539,400

4,075	Northrop Grumman Corporation	518,422

5,575	Raytheon Company	537,096

12,900	Textron Inc.	490,200
	Total Aerospace & Defense	3,482,216

	Airlines – 3.7%

10,820	Alaska Air Group, Inc.	501,399

6,450	Delta Air Lines, Inc.	255,291

15,600	Southwest Airlines Co.	499,356
	Total Airlines	1,256,046

	Automobiles – 0.9%

17,300	Ford Motor Company	301,193

	Banks – 3.2%

35,000	Regions Financial Corporation	355,250

14,500	Wells Fargo & Company	745,880
	Total Banks	1,101,130

	Beverages – 1.4%

7,600	Dr. Pepper Snapple Group	478,192

	Biotechnology – 2.0%

6,200	Gilead Sciences, Inc., (2)	666,996

	Capital Markets – 3.7%

3,300	Ameriprise Financial, Inc.	415,008

7,283	Lazard Limited	398,089

13,000	Morgan Stanley	446,030
	Total Capital Markets	1,259,127

	Chemicals – 6.2%

8,250	Albemarle Corporation	524,535

4,600	Ashland Inc.	493,212

9,350	Cabot Corporation	512,193

5,000	LyondellBasell Industries NV	571,750
	Total Chemicals	2,101,690

Nuveen Investments	61

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.2%

15,200	Pitney Bowes Inc.	$411,312

	Communications Equipment – 2.8%

25,000	Brocade Communications Systems Inc.	263,750

8,100	Echostar Holding Corporation, Class A, (2)	408,483

2,200	F5 Networks, Inc., (2)	273,218
	Total Communications Equipment	945,451

	Computers & Peripherals – 5.5%

9,375	Apple, Inc.	960,938

9,200	Hewlett-Packard Company	349,600

5,500	Lexmark International, Inc., Class A	278,080

6,600	NetApp, Inc.	278,256
	Total Computers & Peripherals	1,866,874

	Construction & Engineering – 1.1%

4,900	Fluor Corporation	362,061

	Consumer Finance – 2.4%

4,950	Capital One Financial Corporation	406,197

6,600	Discover Financial Services	411,642
	Total Consumer Finance	817,839

	Containers & Packaging – 2.1%

8,100	Ball Corporation	519,210

4,300	Crown Holdings Inc., (2)	207,561
	Total Containers & Packaging	726,771

	Diversified Consumer Services – 2.2%

13,500	Apollo Group, Inc., (2)	374,895

540	Graham Holdings Company	388,152
	Total Diversified Consumer Services	763,047

	Diversified Financial Services – 1.2%

4,500	Moody’s Corporation	421,065

	Diversified Telecommunication Services – 4.6%

16,450	AT&T Inc.	575,092

8,900	Level 3 Communications Inc., (2)	400,144

12,100	Verizon Communications Inc.	602,822
	Total Diversified Telecommunication Services	1,578,058

	Electrical Equipment – 1.4%

6,900	Regal-Beloit Corporation	490,383

	Electronic Equipment, Instruments & Components – 3.0%

13,000	Corning Incorporated	271,180

11,500	Jabil Circuit Inc.	248,170

62	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

3,817	Tech Data Corporation, (2)	$257,648

16,100	Vishay Intertechnology Inc.	257,600
	Total Electronic Equipment, Instruments & Components	1,034,598

	Food Products – 4.9%

9,500	Archer-Daniels-Midland Company	473,670

5,600	Bunge Limited	474,040

3,100	Ingredion Inc.	247,256

15,300	Pilgrim’s Pride Corporation, (2)	457,011
	Total Food Products	1,651,977

	Gas Utilities – 1.0%

6,311	UGI Corporation	334,357

	Health Care Equipment & Supplies – 6.6%

33,703	Boston Scientific Corporation, (2)	427,354

4,600	Edwards Lifesciences Corporation, (2)	456,596

10,000	Hill Rom Holdings Inc.	438,100

16,770	Hologic Inc., (2)	417,070

7,670	Medtronic, Inc.	489,730
	Total Health Care Equipment & Supplies	2,228,850

	Health Care Providers & Services – 6.1%

4,250	Aetna Inc.	349,053

5,093	Cardinal Health, Inc.	375,354

4,500	Centene Corporation, (2)	351,585

5,700	Express Scripts, Holding Company, (2)	421,401

3,684	Health Net Inc., (2)	173,885

3,325	Wellpoint Inc.	387,396
	Total Health Care Providers & Services	2,058,674

	Hotels, Restaurants & Leisure – 1.5%

385	Chipotle Mexican Grill, (2)	261,280

30,000	The Wendy’s Company	244,500
	Total Hotels, Restaurants & Leisure	505,780

	Household Durables – 2.4%

3,529	Harman International Industries Inc.	406,117

350	NVR Inc., (2)	410,617
	Total Household Durables	816,734

	Household Products – 1.4%

3,800	Energizer Holdings Inc.	461,776

	Insurance – 3.8%

3,000	AFLAC Incorporated	183,720

Nuveen Investments	63

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Insurance (continued)

8,342	Aspen Insurance Holdings Limited	$354,702

3,050	Everest Reinsurance Group Ltd	499,712

4,600	Principal Financial Group, Inc.	249,734
	Total Insurance	1,287,868

	Internet Software & Services – 1.4%

8,200	VeriSign, Inc., (2)	468,015

	IT Services – 5.0%

9,300	Broadridge Financial Solutions, Inc.	395,622

6,900	Computer Sciences Corporation	412,551

2,075	Visa Inc.	440,979

31,400	Xerox Corporation	433,634
	Total IT Services	1,682,786

	Life Sciences Tools & Services – 1.3%

7,938	Quintiles Transnational Corporation, (2)	445,481

	Machinery – 8.7%

7,800	Allision Transmission Holdings Inc.	239,304

5,000	Caterpillar Inc.	545,350

4,050	Crane Company	281,840

4,200	Dover Corporation	369,054

7,700	Joy Global Inc.	486,255

3,700	Parker Hannifin Corporation	427,350

5,100	Pentair Limited	347,157

2,400	WABCO Holdings Inc.	247,680
	Total Machinery	2,943,990

	Media – 9.2%

25,200	Cablevision Systems Corporation	466,452

7,345	John Wiley and Sons Inc., Class A	440,333

21,100	Live Nation Inc., (2)	463,356

24,400	News Corporation, Class A, (2)	430,050

14,600	Starz, Class A, (2)	456,834

3,250	Time Warner Cable, Class A	480,773

4,900	Time Warner Inc.	377,447
	Total Media	3,115,245

	Multiline Retail – 2.8%

4,000	Dillard’s, Inc., Class A	457,280

7,850	Macy’s, Inc.	488,977
	Total Multiline Retail	946,257

64	Nuveen Investments

Shares		Description (1)	Value

		Oil, Gas & Consumable Fuels – 7.1%

4,759		Apache Corporation	$484,609

16,700		Chesapeake Energy Corporation	454,240

4,050		ConocoPhillips	328,941

4,500		EOG Resources, Inc.	494,460

6,200		Valero Energy Corporation	335,668

12,400		WPX Energy Inc., (2)	330,088
		Total Oil, Gas & Consumable Fuels	2,428,006

		Pharmaceuticals – 1.8%

—	(3)	Mallinckrodt PLC, (2)	20

20,508		Pfizer Inc.	602,730
		Total Pharmaceuticals	602,750

		Professional Services – 1.5%

3,511		IHS Inc., (2)	500,212

		Real Estate Investment Trust – 2.3%

5,000		Equity Lifestyles Properties Inc.	228,450

12,000		Host Hotels & Resorts Inc.	273,840

14,865		Northstar Realty Finance Corporation	275,151
		Total Real Estate Investment Trust	777,441

		Semiconductors & Semiconductor Equipment – 1.2%

21,800		NVIDIA Corporation	424,010

		Software – 10.8%

15,800		CA Technologies	446,192

12,500		Electronic Arts Inc., (2)	473,000

5,650		Intuit, Inc.	469,967

18,300		Microsoft Corporation	831,369

14,450		Oracle Corporation	600,109

6,950		Red Hat, Inc., (2)	423,394

4,500		VMware Inc., (2)	443,610
		Total Software	3,687,641

		Specialty Retail – 6.4%

3,900		Best Buy Co., Inc.	124,371

8,500		Foot Locker, Inc.	476,935

6,300		GameStop Corporation	265,860

1,000		Home Depot, Inc.	93,500

9,600		Lowe’s Companies, Inc.	504,096

4,900		Murphy USA Inc., (2)	266,903

2,820		O’Reilly Automotive Inc., (2)	439,858
		Total Specialty Retail	2,171,523

Nuveen Investments	65

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 1.2%

4,100	Hanesbrands Inc.			$420,988

	Wireless Telecommunication Services – 1.2%

3,700	SBA Communications Corporation, (2)			408,073
	Total Long-Term Investments (cost $46,672,252)			50,432,483

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.8%

	Repurchase Agreements – 3.8%

$1,296	Repurchase Agreement with State Street Bank, dated 8/29/14, repurchase price $1,296,187, collateralized by $930,000 U.S. Treasury Bond, 8.000%, due 11/15/21, value $1,324,739	0.000%	9/02/14	$1,296,187
	Total Short-Term Investments (cost $1,296,187)			1,296,187
	Total Investments (cost $47,968,439) – 152.2%			51,728,670

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (83.2)% (4)

	Aerospace & Defense – (2.6)%

(3,650)	BE Aerospace Inc., (2)			$(309,301)

(6,946)	Hexcel Corporation, (2)			(286,106)

(4,400)	Triumph Group Inc.			(305,228)
	Total Aerospace & Defense			(900,635)

	Airlines – (0.8)%

(3,800)	Spirit Airline Holdings, (2)			(267,482)

	Auto Components – (0.8)%

(4,200)	BorgWarner Inc.			(261,198)

	Automobiles – (0.8)%

(5,350)	Thor Industries, Inc.			(287,349)

	Banks – (3.2)%

(4,200)	BOK Financial Corporation			(282,996)

(2,175)	M&T Bank Corporation			(268,895)

(6,900)	Pacwest Bancorp.			(289,386)

(2,350)	SVB Financial Group, (2)			(261,602)
	Total Banks			(1,102,879)

	Beverages – (0.8)%

(3,000)	Constellation Brands, Inc., Class A, (2)			(261,270)

	Building Products – (2.2)%

(4,100)	Armstrong World Industries Inc., (2)			(236,488)

(6,100)	Fortune Brands Home & Security			(263,581)

(6,550)	Owens Corning			(235,800)
	Total Building Products			(735,869)

66	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets – (0.6)%

(6,700)	Federated Investors Inc.	$(205,623)

	Chemicals – (2.6)%

(2,575)	Cytec Industries, Inc.	(265,328)

(4,600)	FMC Corporation	(304,244)

(2,600)	Monsanto Company	(300,690)
	Total Chemicals	(870,262)

	Commercial Services & Supplies – (2.0)%

(3,235)	Clean Harbors, Inc., (2)	(195,847)

(6,400)	Iron Mountain Inc.	(230,272)

(5,300)	Waste Management, Inc.	(248,941)
	Total Commercial Services & Supplies	(675,060)

	Containers & Packaging – (0.9)%

(8,920)	Sealed Air Corporation	(322,012)

	Distributors – (0.9)%

(10,500)	LKQ Corporation, (2)	(298,200)

	Diversified Consumer Services – (0.7)%

(10,150)	Service Corporation International	(225,026)

	Diversified Financial Services – (1.6)%

(1,731)	CME Group, Inc.	(132,508)

(9,300)	Interactive Brokers Group, Inc.	(217,992)

(8,199)	Leucadia National Corporation	(204,401)
	Total Diversified Financial Services	(554,901)

	Electric Utilities – (1.2)%

(5,400)	FirstEnergy Corp.	(184,896)

(5,700)	OGE Energy Corp.	(213,864)
	Total Electric Utilities	(398,760)

	Electrical Equipment – (0.8)%

(3,900)	Solarcity Corporation, (2)	(267,852)

	Electronic Equipment, Instruments & Components – (0.4)%

(8,850)	AVX Group	(121,953)

	Energy Equipment & Services – (2.7)%

(4,150)	Atwood Oceanics Inc.	(205,052)

(8,300)	Rowan Companies Inc.	(251,656)

(5,850)	Seadrill Limited	(217,913)

(4,500)	Tidewater Inc.	(228,915)
	Total Energy Equipment & Services	(903,536)

	Food & Staples Retailing – (0.7)%

(8,000)	Sprouts Farmers Market Inc., (2)	(247,520)

Nuveen Investments	67

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Food Products – (3.9)%

(14,000)	Flowers Foods Inc.	$(274,120)

(2,850)	Hain Celestial Group Inc., (2)	(280,326)

(4,200)	Kraft Foods Inc.	(247,380)

(2,700)	Mead Johnson Nutrition Company, Class A Shares	(258,120)

(7,250)	WhiteWave Foods Company, (2)	(253,895)
	Total Food Products	(1,313,841)

	Health Care Providers & Services – (1.4)%

(4,600)	Community Health Systems, Inc., (2)	(249,688)

(3,500)	Tenet Healthcare Corporation, (2)	(214,130)
	Total Health Care Providers & Services	(463,818)

	Health Care Technology – (1.7)%

(18,700)	Allscripts Healthcare Solutions Inc., (2)	(276,293)

(2,100)	AthenaHealth Inc., (2)	(303,324)
	Total Health Care Technology	(579,617)

	Hotels, Restaurants & Leisure – (0.7)%

(7,050)	Norwegian Cruise Line Holdings Limited, (2)	(234,836)

	Household Durables – (1.3)%

(9,500)	D.R. Horton, Inc.	(205,960)

(12,500)	Taylor Morrison, (2)	(248,000)
	Total Household Durables	(453,960)

	Insurance – (4.9)%

(560)	Alleghany Corporation, Term Loan, (2)	(241,433)

(3,948)	American International Group, Inc.	(221,325)

(3,500)	Arch Capital Group Limited, (2)	(194,530)

(10,900)	FNF Group	(308,579)

(6,550)	Loews Corporation	(286,497)

(215)	Markel Corporation, (2)	(141,857)

(6,100)	ProAssurance Corporation	(281,820)
	Total Insurance	(1,676,041)

	Internet & Catalog Retail – (0.8)%

(800)	Amazon.com, Inc., (2)	(271,232)

	Internet Software & Services – (2.7)%

(6,500)	AOL Inc., (2)	(280,930)

(6,750)	Yahoo! Inc., (2)	(259,943)

(1,600)	Yelp Incorporated, (2)	(131,872)

(1,700)	Zilow Inc, (2)	(243,882)
	Total Internet Software & Services	(916,627)

68	Nuveen Investments

Shares	Description (1)	Value

	IT Services – (0.7)%

(8,200)	CoreLogic Inc.	$(231,814)

	Leisure Equipment & Products – (0.6)%

(6,300)	Mattel, Inc.	(217,287)

	Machinery – (0.6)%

(5,561)	Navistar International Corporation, (2)	(209,705)

	Media – (0.8)%

(12,400)	Dreamworks Animation SKG Inc., (2)	(270,754)

	Metals & Mining – (4.6)%

(6,550)	Allegheny Technologies, Inc.	(276,214)

(4,800)	Carpenter Technology Inc.	(262,704)

(11,300)	Newmont Mining Corporation	(306,117)

(1,489)	Royal Gold, Inc.	(115,770)

(9,700)	Southern Copper Corporation	(318,257)

(11,000)	Tahoe Resources Inc., (2)	(281,820)
	Total Metals & Mining	(1,560,882)

	Multiline Retail – (0.7)%

(4,152)	Target Corporation	(249,411)

	Multi-Utilities – (1.1)%

(6,000)	MDU Resources Group Inc.	(187,860)

(4,000)	PG&E Corporation	(185,920)
	Total Multi-Utilities	(373,780)

	Oil, Gas & Consumable Fuels – (8.6)%

(4,700)	Antero Resources Corporation, (2)	(271,895)

(6,350)	Athlon Energy Inc., (2)	(295,529)

(8,250)	Cabot Oil & Gas Corporation	(276,705)

(3,400)	Cheniere Energy Inc., (2)	(272,884)

(7,600)	CONSOL Energy Inc.	(306,128)

(4,400)	Golar LNG, Limited	(277,200)

(4,600)	Gulfport Energy Corporation, (2)	(269,100)

(4,320)	Oasis Petroleum Inc., (2)	(212,501)

(4,000)	ONEOK, Inc.	(280,800)

(1,800)	Targa Resources Corporation	(251,190)

(3,695)	Williams Companies, Inc.	(219,631)
	Total Oil, Gas & Consumable Fuels	(2,933,563)

	Personal Products – (0.7)%

(5,500)	Nu Skin Enterprises, Inc., Class A	(245,960)

	Pharmaceuticals – (2.4)%

(1,850)	Perrigo Company	(275,169)

Nuveen Investments	69

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Pharmaceuticals (continued)

(1,850)	Salix Pharmaceuticals Limited, (2)	$(294,354)

(7,106)	Zoetis Incorporated	(251,837)
	Total Pharmaceuticals	(821,360)

	Real Estate Investment Trust – (1.7)%

(3,900)	Liberty Property Trust	(138,138)

(2,100)	Mid-America Apartment Communities	(151,872)

(3,200)	Plum Creek Timber Company	(130,016)

(14,200)	Two Harbors Investment Corporation	(152,224)
	Total Real Estate Investment Trust	(572,250)

	Road & Rail – (4.2)%

(968)	AMERCO, (2)	(268,920)

(4,100)	J.B. Hunt Transports Serives Inc.	(309,755)

(2,603)	Kansas City Southern Industries	(300,282)

(4,460)	Old Dominion Frght Line, (2)	(297,348)

(2,900)	Ryder System, Inc.	(261,986)
	Total Road & Rail	(1,438,291)

	Semiconductors & Semiconductor Equipment – (2.2)%

(2,900)	Avago Technologies Limtied	(238,061)

(4,700)	Skyworks Solutions Inc.	(266,302)

(6,400)	SunPower Corporation, (2)	(244,608)
	Total Semiconductors & Semiconductor Equipment	(748,971)

	Software – (1.4)%

(3,750)	ServiceNow Inc., (2)	(229,238)

(83,700)	Zynga Inc., (2)	(242,312)
	Total Software	(471,550)

	Specialty Retail – (2.2)%

(14,347)	Ascena Retail Group Inc., (2)	(249,494)

(4,250)	Cabela’s Incorporated, (2)	(259,335)

(4,850)	CarMax, Inc., (2)	(254,140)
	Total Specialty Retail	(762,969)

	Textiles, Apparel & Luxury Goods – (2.2)%

(2,900)	Carter’s Inc.	(240,062)

(7,400)	Coach, Inc.	(272,542)

(2,050)	PVH Corporation	(239,317)
	Total Textiles, Apparel & Luxury Goods	(751,921)

	Thrifts & Mortgage Finance – (0.9)%

(31,000)	Hudson City Bancorp, Inc.	(305,970)

70	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors – (1.7)%

(6,700)	Fastenal Company	$(303,376)

(4,216)	GATX Corporation	(279,394)
	Total Trading Companies & Distributors	(582,770)

	Water Utilities – (0.7)%

(8,900)	Aqua America Inc.	(222,589)

	Wireless Telecommunication Services – (1.5)%

(43,700)	Sprint Corporation, (2)	(245,157)

(6,650)	United States Cellular Corporation, (2)	(250,832)
	Total Wireless Telecommunication Services	(495,989)
	Total Common Stocks Sold Short (proceeds $26,744,410)	(28,285,145)
	Other Assets Less Liabilities – 31.0%	10,549,423
	Net Assets – 100%	$33,992,948

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Shares rounds to less than 1.

(4)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $29,594,744 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	71

Nuveen Equity Market Neutral Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 84.8%

	COMMON STOCKS – 84.8%

	Aerospace & Defense – 4.8%

3,100	Boeing Company	$393,080

3,800	Huntington Ingalls Industries Inc.	388,018

3,900	L-3 Communications Holdings, Inc.	428,805

4,100	Raytheon Company	394,994

10,600	Textron Inc.	402,800
	Total Aerospace & Defense	2,007,697

	Airlines – 1.7%

2,700	Copa Holdings SA	332,046

11,800	Southwest Airlines Co.	377,718
	Total Airlines	709,764

	Auto Components – 4.0%

6,000	Delphi Automotive PLC	417,480

4,100	Lear Corporation	414,633

4,300	TRW Automotive Holdings Corporation, (2)	414,047

4,200	Visteon Corporation, (2)	424,998
	Total Auto Components	1,671,158

	Automobiles – 1.0%

24,000	Ford Motor Company	417,840

	Banks – 0.9%

8,300	CIT Group Inc.	398,068

	Biotechnology – 1.8%

300	Biogen Idec Inc., (2)	102,912

3,800	Gilead Sciences, Inc., (2)	408,804

7,000	Myriad Genentics Inc., (2)	253,330
	Total Biotechnology	765,046

	Building Products – 0.1%

2,400	Masco Corporation	56,328

	Capital Markets – 1.0%

8,000	Lazard Limited	437,280

	Chemicals – 2.0%

6,700	Albemarle Corporation	425,986

7,700	Cabot Corporation	421,806
	Total Chemicals	847,792

72	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.7%

11,500	Pitney Bowes Inc.	$311,190

	Communications Equipment – 0.5%

18,200	Brocade Communications Systems Inc.	192,010

	Computers & Peripherals – 4.5%

4,200	Apple, Inc.	430,500

10,700	Hewlett-Packard Company	406,600

8,200	Lexmark International, Inc., Class A	414,592

9,400	NetApp, Inc.	396,304

2,300	Western Digital Corporation	236,923
	Total Computers & Peripherals	1,884,919

	Construction & Engineering – 1.9%

9,600	AECOM Technology Corporation, (2)	363,264

5,700	Fluor Corporation	421,173
	Total Construction & Engineering	784,437

	Consumer Finance – 2.0%

4,800	Capital One Financial Corporation	393,888

6,900	Discover Financial Services	430,353
	Total Consumer Finance	824,241

	Containers & Packaging – 1.0%

6,800	Ball Corporation	435,880

	Diversified Consumer Services – 1.7%

15,200	Apollo Group, Inc., (2)	422,104

6,900	Devry Education Group Inc.	296,217
	Total Diversified Consumer Services	718,321

	Diversified Telecommunication Services – 3.2%

3,600	CenturyLink Inc.	147,564

62,900	Frontier Communications Corporation	427,720

21,500	Intelsat SA, (2)	377,110

36,800	Windstream Holdings Inc.	415,840
	Total Diversified Telecommunication Services	1,368,234

	Electronic Equipment, Instruments & Components – 5.7%

6,400	Arrow Electronics, Inc., (2)	398,400

20,600	Corning Incorporated	429,716

9,200	Dolby Laboratories, Inc., (2)	428,536

13,100	Jabil Circuit Inc.	282,698

6,500	Tech Data Corporation, (2)	438,750

27,100	Vishay Intertechnology Inc.	433,600
	Total Electronic Equipment, Instruments & Components	2,411,700

Nuveen Investments	73

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Energy Equipment & Services – 0.0%

1	Seventy Seven Energy Inc., (2)	$23

	Food Products – 1.0%

14,300	Pilgrim’s Pride Corporation, (2)	427,141

	Health Care Equipment & Supplies – 3.8%

2,800	C. R. Bard, Inc.	415,632

4,000	Edwards Lifesciences Corporation, (2)	397,040

9,100	Hill Rom Holdings Inc.	398,671

6,000	Medtronic, Inc.	383,100
	Total Health Care Equipment & Supplies	1,594,443

	Health Care Providers & Services – 2.7%

5,400	Aetna Inc.	443,502

2,300	Cardinal Health, Inc.	169,510

4,800	UnitedHealth Group Incorporated	416,064

1,000	Wellpoint Inc.	116,510
	Total Health Care Providers & Services	1,145,586

	Hotels, Restaurants & Leisure – 5.2%

8,000	Brinker International Inc.	391,200

7,800	Choice Hotels International, Inc.	422,448

7,100	Hyatt Hotels Corporation, Class A, (2)	433,739

32,700	Penn National Gaming, Inc., (2)	369,183

6,200	Royal Caribbean Cruises Limited	395,312

2,300	Wyndham Worldwide Corporation	186,162
	Total Hotels, Restaurants & Leisure	2,198,044

	Household Durables – 0.9%

2,600	Whirlpool Corporation	397,852

	Insurance – 1.4%

3,000	Aspen Insurance Holdings Limited	127,560

1,200	PartnerRe Limited	134,028

3,400	RenaisasnceRE Holdings, Limited	348,126
	Total Insurance	609,714

	Internet & Catalog Retail – 1.0%

4,900	Expedia, Inc.	420,910

	Internet Software & Services – 0.9%

6,900	VeriSign, Inc., (2)	393,818

	IT Services – 4.1%

19,600	Booz Allen Hamilton Holding	434,728

7,100	Computer Sciences Corporation	424,509

5,800	Gartner Inc., (2)	432,622

74	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

31,000	Xerox Corporation	$428,110
	Total IT Services	1,719,969

	Machinery – 4.1%

3,700	Caterpillar Inc.	403,559

6,300	Joy Global Inc.	397,845

3,700	Parker Hannifin Corporation	427,350

4,200	SPX Corporation	437,010

400	Valmont Industries, Inc.	56,300
	Total Machinery	1,722,064

	Media – 5.2%

22,800	Cablevision Systems Corporation	422,028

5,000	DirecTV, (2)	432,250

900	Dish Network Corporation, Class A, (2)	58,329

1,600	Omnicom Group, Inc.	115,216

2,600	Regal Entertainment Group, Class A	54,730

12,600	Starz, Class A, (2)	394,254

2,600	Time Warner Cable, Class A	384,618

4,400	Viacom Inc., Class B	357,060
	Total Media	2,218,485

	Multiline Retail – 3.9%

9,000	Big Lots, Inc.	417,150

3,900	Dillard’s, Inc., Class A	445,848

6,700	Kohl’s Corporation	393,893

6,600	Macy’s, Inc.	411,114
	Total Multiline Retail	1,668,005

	Oil, Gas & Consumable Fuels – 2.8%

23,900	Denbury Resources Inc.	411,558

72,700	SandRidge Energy Inc., (2)	380,948

4,500	SM Energy Company	400,680
	Total Oil, Gas & Consumable Fuels	1,193,186

	Paper & Forest Products – 0.8%

9,400	Domtar Corporation	350,526

	Pharmaceuticals – 0.0%

1	Mallinckrodt PLC, (2)	57

	Semiconductors & Semiconductor Equipment – 0.2%

5,100	NVIDIA Corporation	99,195

	Software – 4.3%

17,900	Activision Blizzard Inc.	421,366

Nuveen Investments	75

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)			Value

	Software (continued)

5,700	CA Technologies			$160,968

4,700	Intuit, Inc.			390,946

9,300	Microsoft Corporation			422,499

9,700	Oracle Corporation			402,841
	Total Software			1,798,620

	Specialty Retail – 3.2%

12,900	Best Buy Co., Inc.			411,381

2,300	GameStop Corporation			97,060

8,900	Gap, Inc.			410,735

100	Home Depot, Inc.			9,350

7,800	Lowe’s Companies, Inc.			409,578
	Total Specialty Retail			1,338,104

	Trading Companies & Distributors – 0.8%

4,100	WESCO International Inc., (2)			344,359
	Total Long-Term Investments (cost $32,698,079)			35,882,006

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 25.9%

	Repurchase Agreements – 25.9%

$10,944	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/29/14, repurchase price $10,943,838, collateralized by $11,070,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $11,166,863	0.000%	9/02/14	$10,943,838
	Total Short-Term Investments (cost $10,943,838)			10,943,838
	Total Investments (cost $43,641,917) – 110.7%			46,825,844

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (86.4)% (3)

	Aerospace & Defense – (1.0)%

(6,000)	Triumph Group Inc.			$(416,220)

	Automobiles – (1.0)%

(1,500)	Tesla Motors Inc., (2)			(404,550)

	Banks – (0.9)%

(8,100)	First Republic Bank of San Francisco			(396,090)

	Biotechnology – (0.4)%

(2,400)	BioMarin Pharmaceutical Inc., (2)			(170,928)

	Building Products – (1.2)%

(900)	Armstrong World Industries Inc., (2)			(51,912)

(10,200)	Fortune Brands Home & Security			(440,742)
	Total Building Products			(492,654)

76	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets – (1.0)%

(7,600)	Artisan Partners Asset Management Inc.	$(421,648)

	Chemicals – (2.9)%

(3,000)	Air Products & Chemicals Inc.	(399,630)

(1,100)	E.I. Du Pont de Nemours and Company	(72,721)

(1,900)	FMC Corporation	(125,666)

(2,700)	Rockwood Holdings Inc.	(218,646)

(4,300)	WR Grace & Company, (2)	(425,829)
	Total Chemicals	(1,242,492)

	Communications Equipment – (2.0)%

(12,000)	JDS Uniphase Corporation, (2)	(138,600)

(6,300)	Motorola Solutions Inc.	(374,220)

(3,800)	Palo Alto Networks, Incorporated, (2)	(322,962)
	Total Communications Equipment	(835,782)

	Computers & Peripherals – (1.8)%

(10,100)	NCR Corporation, (2)	(345,016)

(3,500)	Stratasys, Inc., (2)	(419,860)
	Total Computers & Peripherals	(764,876)

	Construction Materials – (2.8)%

(4,000)	Eagle Materials Inc.	(407,640)

(2,900)	Martin Marietta Materials	(379,784)

(6,300)	Vulcan Materials Company	(399,294)
	Total Construction Materials	(1,186,718)

	Consumer Finance – (1.0)%

(47,200)	SLM Corporation	(418,192)

	Containers & Packaging – (1.0)%

(11,300)	Sealed Air Corporation	(407,930)

	Electric Utilities – (2.0)%

(4,400)	NextEra Energy Inc.	(433,180)

(11,100)	OGE Energy Corp.	(416,472)
	Total Electric Utilities	(849,652)

	Electrical Equipment – (1.0)%

(6,100)	Solarcity Corporation, (2)	(418,948)

	Electronic Equipment, Instruments & Components – (2.0)%

(31,700)	AVX Group	(436,826)

(5,500)	National Instruments Corporation	(182,325)

(6,600)	Trimble Navigation Limited, (2)	(219,516)
	Total Electronic Equipment, Instruments & Components	(838,667)

Nuveen Investments	77

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Energy Equipment & Services – (2.7)%

(50,700)	McDermott International Inc., (2)	$(365,040)

(10,100)	Seadrill Limited	(376,225)

(8,000)	Tidewater Inc.	(406,960)
	Total Energy Equipment & Services	(1,148,225)

	Gas Utilities – (1.9)%

(5,400)	National Fuel Gas Company	(412,776)

(17,400)	Questar Corporation	(409,074)
	Total Gas Utilities	(821,850)

	Health Care Providers & Services – (1.4)%

(5,300)	Brookdale Senior Living Inc., (2)	(185,235)

(6,600)	Tenet Healthcare Corporation, (2)	(403,788)
	Total Health Care Providers & Services	(589,023)

	Health Care Technology – (0.3)%

(8,500)	Allscripts Healthcare Solutions Inc., (2)	(125,588)

	Hotels, Restaurants & Leisure – (1.0)%

(12,500)	Norwegian Cruise Line Holdings Limited, (2)	(416,375)

	Household Durables – (3.8)%

(17,000)	D.R. Horton, Inc.	(368,560)

(10,300)	Lennar Corporation, Class A	(403,554)

(20,900)	Taylor Morrison, (2)	(414,656)

(11,800)	Toll Brothers Inc., (2)	(419,962)
	Total Household Durables	(1,606,732)

	Insurance – (2.0)%

(13,700)	Brown & Brown Inc.	(446,894)

(14,800)	FNF Group	(418,988)
	Total Insurance	(865,882)

	Internet Software & Services – (2.2)%

(2,800)	CoStar Group, Inc., (2)	(405,300)

(400)	LinkedIn Corporation, Class A, (2)	(90,300)

(8,900)	Twitter Inc., (2)	(442,775)
	Total Internet Software & Services	(938,375)

	Leisure Equipment & Products – (0.9)%

(11,600)	Mattel, Inc.	(400,084)

	Life Sciences Tools & Services – (0.9)%

(16,000)	Qiagen NV, (2)	(386,640)

	Machinery – (1.9)%

(12,400)	Manitowoc Company Inc.	(364,808)

(11,100)	Navistar International Corporation, (2)	(418,581)
	Total Machinery	(783,389)

78	Nuveen Investments

Shares	Description (1)	Value

	Media – (2.0)%

(18,600)	Dreamworks Animation SKG Inc., (2)	$(406,131)

(11,200)	Thomson Corporation	(424,480)
	Total Media	(830,611)

	Metals & Mining – (2.5)%

(4,900)	Nucor Corporation	(266,168)

(12,400)	Southern Copper Corporation	(406,844)

(14,600)	Tahoe Resources Inc., (2)	(374,052)
	Total Metals & Mining	(1,047,064)

	Multiline Retail – (0.2)%

(2,200)	Sears Holding Corporation, (2)	(76,560)

	Multi-Utilities – (4.1)%

(6,200)	Dominion Resources, Inc.	(435,364)

(13,200)	MDU Resources Group Inc.	(413,292)

(11,300)	NiSource Inc.	(448,271)

(4,200)	Sempra Energy	(445,074)
	Total Multi-Utilities	(1,742,001)

	Oil, Gas & Consumable Fuels – (8.7)%

(1,700)	Cabot Oil & Gas Corporation	(57,018)

(5,100)	Cheniere Energy Inc., (2)	(409,326)

(28,600)	Cobalt International Energy, Inc., (2)	(439,010)

(10,300)	CONSOL Energy Inc.	(414,884)

(6,700)	Golar LNG, Limited	(422,100)

(4,800)	Gulfport Energy Corporation, (2)	(280,800)

(5,900)	ONEOK, Inc.	(414,180)

(5,300)	Range Resources Corporation	(416,527)

(9,400)	Spectra Energy Corporation	(391,604)

(2,400)	Teekay Shipping Corporation	(147,168)

(4,900)	Williams Companies, Inc.	(291,256)
	Total Oil, Gas & Consumable Fuels	(3,683,873)

	Personal Products – (1.0)%

(9,200)	Nu Skin Enterprises, Inc., Class A	(411,424)

	Pharmaceuticals – (3.9)%

(6,800)	Endo International PLC, (2)	(433,228)

(7,200)	Hospira Inc.	(386,928)

(2,700)	Perrigo Company	(401,598)

(13,300)	Theravance Inc.	(313,348)

(3,000)	Zoetis Incorporated	(106,320)
	Total Pharmaceuticals	(1,641,422)

Nuveen Investments	79

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Professional Services – (1.0)%

(4,000)	Towers Watson & Company, Class A	$(438,520)

	Road & Rail – (1.5)%

(5,300)	J.B. Hunt Transports Serives Inc.	(400,415)

(1,900)	Kansas City Southern Industries	(219,184)
	Total Road & Rail	(619,599)

	Semiconductors & Semiconductor Equipment – (3.4)%

(8,200)	Analog Devices, Inc.	(419,184)

(8,500)	Cree, Inc., (2)	(387,260)

(9,300)	SunEdison Inc., (2)	(204,879)

(11,000)	SunPower Corporation, (2)	(420,420)
	Total Semiconductors & Semiconductor Equipment	(1,431,743)

	Software – (3.7)%

(4,000)	Concur Technologies, Inc., (2)	(401,520)

(3,300)	NetSuite Inc., (2)	(289,212)

(6,800)	ServiceNow Inc., (2)	(415,684)

(500)	Workday Inc., Class A, (2)	(45,535)

(139,600)	Zynga Inc., (2)	(404,142)
	Total Software	(1,556,093)

	Specialty Retail – (5.1)%

(6,400)	Cabela’s Incorporated, (2)	(390,528)

(8,200)	CarMax, Inc., (2)	(429,680)

(8,900)	Dick’s Sporting Goods Inc.	(401,123)

(11,000)	GNC Holdings Inc.	(417,450)

(3,400)	Signet Jewelers Limited	(400,758)

(1,600)	Tractor Supply Company	(107,120)
	Total Specialty Retail	(2,146,659)

	Textiles, Apparel & Luxury Goods – (2.2)%

(10,300)	Kate Spade & Company, (2)	(333,102)

(3,500)	PVH Corporation	(408,590)

(3,000)	Under Armour, Inc., (2)	(205,080)
	Total Textiles, Apparel & Luxury Goods	(946,772)

	Thrifts & Mortgage Finance – (1.4)%

(15,000)	Ocwen Financial Corporation, (2)	(419,100)

(13,000)	TFS Financial Corporation	(187,720)
	Total Thrifts & Mortgage Finance	(606,820)

	Trading Companies & Distributors – (2.8)%

(9,200)	Fastenal Company	(416,576)

(6,100)	GATX Corporation	(404,247)

80	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors (continued)

(13,800)	HD Suplly Holdings Inc., (2)	$(383,226)
	Total Trading Companies & Distributors	(1,204,049)

	Water Utilities – (1.0)%

(17,400)	Aqua America Inc.	(435,174)

	Wireless Telecommunication Services – (0.9)%

(10,200)	United States Cellular Corporation, (2)	(384,744)
	Total Common Stocks Sold Short (proceeds $34,272,642)	(36,550,638)
	Other Assets Less Liabilities – 75.7%	32,040,992
	Net Assets – 100%	$42,316,198

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $8,362,371 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	81

Nuveen Growth Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 3.8%

3,027	Precision Castparts Corporation	$738,770

10,334	United Technologies Corporation	1,115,865
	Total Aerospace & Defense	1,854,635

	Banks – 1.9%

18,310	Wells Fargo & Company	941,866

	Beverages – 4.2%

10,884	Coca-Cola Company	454,080

17,905	Dr. Pepper Snapple Group	1,126,583

5,235	PepsiCo, Inc.	484,185
	Total Beverages	2,064,848

	Biotechnology – 8.0%

12,626	Amgen Inc.	1,759,812

12,276	Celgene Corporation, (2)	1,166,465

9,337	Gilead Sciences, Inc., (2)	1,004,474
	Total Biotechnology	3,930,751

	Capital Markets – 1.6%

15,846	LPL Investments Holdings Inc.	771,542

	Chemicals – 2.0%

15,408	Albemarle Corporation	979,641

	Communication Equipment – 0.9%

5,996	QUALCOMM, Inc.	456,296

	Computers & Peripherals – 7.0%

22,944	Apple, Inc.	2,351,760

36,662	EMC Corporation	1,082,629
	Total Computers & Peripherals	3,434,389

	Containers & Packaging – 2.1%

16,255	Ball Corporation	1,041,945

	Diversified Telecommunication Services – 1.9%

19,215	Verizon Communications Inc.	957,291

	Energy Equipment & Services – 2.5%

11,128	Schlumberger Limited	1,220,074

	Food & Staples Retailing – 4.5%

8,747	Costco Wholesale Corporation	1,059,087

82	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

14,301	CVS Caremark Corporation	$1,136,214
	Total Food & Staples Retailing	2,195,301

	Health Care Equipment & Supplies – 5.3%

3,951	C. R. Bard, Inc.	586,486

10,334	Covidien PLC	897,301

12,338	ResMed Inc.	654,531

5,631	Stryker Corporation	469,119
	Total Health Care Equipment & Supplies	2,607,437

	Health Care Providers & Services – 3.7%

11,336	Express Scripts, Holding Company, (2)	838,070

5,013	McKesson HBOC Inc.	977,685
	Total Health Care Providers & Services	1,815,755

	Industrial Conglomerates – 3.3%

12,338	Danaher Corporation	945,214

4,488	Roper Industries Inc.	675,713
	Total Industrial Conglomerates	1,620,927

	Internet & Catalog Retail – 1.1%

415	Priceline Group Inc, (2)	516,389

	Internet Software & Services – 2.0%

856	Google Inc., Class A, (2)	498,500

863	Google Inc., Class C, (2)	493,291
	Total Internet Software & Services	991,791

	IT Services – 11.0%

13,758	Accenture Limited	1,115,223

1,764	Alliance Data Systems Corporation, (2)	466,825

10,448	DST Systems Inc.	969,679

13,320	Gartner Inc., (2)	993,539

3,598	International Business Machines Corporation (IBM)	691,895

5,532	Visa Inc.	1,175,661
	Total IT Services	5,412,822

	Leisure Equipment & Products – 2.1%

7,244	Polaris Industries Inc.	1,053,133

	Media – 6.3%

14,038	DirecTV, (2)	1,213,585

10,230	Discovery Communications Inc., Class A, (2)	447,256

10,230	Discovery Communications Inc., Class C, (2)	439,583

11,211	Walt Disney Company	1,007,645
	Total Media	3,108,069

Nuveen Investments	83

Nuveen Growth Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)			Value

	Oil, Gas & Consumable Fuels – 1.2%

6,760	Phillips 66			$588,255

	Pharmaceuticals – 1.9%

5,595	Allergan, Inc.			915,790

	Road & Rail – 1.7%

8,017	Union Pacific Corporation			843,950

	Software – 10.9%

8,539	Adobe Systems Incorporated, (2)			613,954

8,956	Intuit, Inc.			744,960

48,811	Microsoft Corporation			2,217,484

42,592	Oracle Corporation			1,768,846
	Total Software			5,345,244

	Specialty Retail – 4.1%

13,612	Gap, Inc.			628,194

8,392	Home Depot, Inc.			784,652

8,288	PetSmart Inc.			593,172
	Total Specialty Retail			2,006,018

	Textiles, Apparel & Luxury Goods – 1.4%

8,852	Nike, Inc., Class B			695,325

	Tobacco – 2.1%

12,025	Philip Morris International			1,029,100
	Total Long-Term Investments (cost $35,771,993)			48,398,584

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.6%

	Repurchase Agreements – 1.6%

$792	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/29/14, repurchase price $792,029, collateralized by $805,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $812,044	0.000%	9/02/14	$792,029
	Total Short-Term Investments (cost $792,029)			792,029
	Total Investments (cost $36,564,022) – 100.1%			49,190,613
	Other Assets Less Liabilities – (0.1)%			(26,522)
	Net Assets – 100%			$49,164,091

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

84	Nuveen Investments

Nuveen Large Cap Core Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	COMMON STOCKS – 99.3%

	Aerospace & Defense – 5.2%

7,200	Boeing Company	$912,960

6,600	Huntington Ingalls Industries Inc.	673,926

6,100	L-3 Communications Holdings, Inc.	670,695

6,800	Raytheon Company	655,112

17,200	Textron Inc.	653,600
	Total Aerospace & Defense	3,566,293

	Airlines – 2.6%

2,700	Copa Holdings SA	332,046

19,100	Delta Air Lines, Inc.	755,978

21,700	Southwest Airlines Co.	694,617
	Total Airlines	1,782,641

	Auto Components – 2.1%

4,600	Delphi Automotive PLC	320,068

2,000	Lear Corporation	202,260

2,600	TRW Automotive Holdings Corporation, (2)	250,354

6,900	Visteon Corporation, (2)	698,211
	Total Auto Components	1,470,893

	Automobiles – 1.3%

52,400	Ford Motor Company	912,284

	Banks – 2.1%

22,100	JPMorgan Chase & Co.	1,313,845

2,700	Wells Fargo & Company	138,888
	Total Banks	1,452,733

	Beverages – 2.2%

6,900	Dr. Pepper Snapple Group	434,148

11,800	PepsiCo, Inc.	1,091,382
	Total Beverages	1,525,530

	Biotechnology – 3.4%

2,500	Biogen Idec Inc., (2)	857,600

11,700	Gilead Sciences, Inc., (2)	1,258,686

5,800	Myriad Genentics Inc., (2)	209,902
	Total Biotechnology	2,326,188

	Capital Markets – 2.6%

1,600	Ameriprise Financial, Inc.	201,216

Nuveen Investments	85

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Capital Markets (continued)

5,200	Goldman Sachs Group, Inc.	$931,372

12,000	Lazard Limited	655,920
	Total Capital Markets	1,788,508

	Chemicals – 1.0%

12,500	Cabot Corporation	684,750

	Commercial Services & Supplies – 0.4%

10,400	Pitney Bowes Inc.	281,424

	Communications Equipment – 0.2%

15,100	Brocade Communications Systems Inc.	159,305

	Computers & Peripherals – 7.8%

26,800	Apple, Inc.	2,747,000

25,000	Hewlett-Packard Company	950,000

13,900	Lexmark International, Inc., Class A	702,784

16,200	NetApp, Inc.	682,992

2,700	Western Digital Corporation	278,127
	Total Computers & Peripherals	5,360,903

	Construction & Engineering – 0.8%

7,500	Fluor Corporation	554,175

	Consumer Finance – 3.1%

6,100	American Express Company	546,255

10,000	Capital One Financial Corporation	820,600

12,200	Discover Financial Services	760,914
	Total Consumer Finance	2,127,769

	Containers & Packaging – 1.0%

11,200	Ball Corporation	717,920

	Diversified Consumer Services – 1.2%

25,000	Apollo Group, Inc., (2)	694,250

3,100	Devry Education Group Inc.	133,083
	Total Diversified Consumer Services	827,333

	Diversified Financial Services – 0.2%

1,100	Berkshire Hathaway Inc., Class B, (2)	150,975

	Diversified Telecommunication Services – 3.9%

10,700	AT&T Inc.	374,072

18,100	CenturyLink Inc.	741,919

90,700	Frontier Communications Corporation	616,760

18,000	Intelsat SA, (2)	315,720

55,200	Windstream Holdings Inc.	623,760
	Total Diversified Telecommunication Services	2,672,231

86	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 5.4%

9,600	Arrow Electronics, Inc., (2)	$597,600

37,700	Corning Incorporated	786,422

13,200	Dolby Laboratories, Inc., (2)	614,856

32,600	Jabil Circuit Inc.	703,508

10,400	Tech Data Corporation, (2)	702,000

19,400	Vishay Intertechnology Inc.	310,400
	Total Electronic Equipment, Instruments & Components	3,714,786

	Food Products – 1.0%

22,800	Pilgrim’s Pride Corporation, (2)	681,036

	Health Care Equipment & Supplies – 3.7%

4,900	C. R. Bard, Inc.	727,356

5,300	Edwards Lifesciences Corporation, (2)	526,078

12,800	Hill Rom Holdings Inc.	560,768

11,700	Medtronic, Inc.	747,045
	Total Health Care Equipment & Supplies	2,561,247

	Health Care Providers & Services – 5.6%

9,800	Aetna Inc.	804,874

9,100	Cardinal Health, Inc.	670,670

1,500	Humana Inc.	193,110

2,200	McKesson HBOC Inc.	429,066

11,200	UnitedHealth Group Incorporated	970,816

6,900	Wellpoint Inc.	803,919
	Total Health Care Providers & Services	3,872,455

	Hotels, Restaurants & Leisure – 2.9%

5,600	Brinker International Inc.	273,840

11,200	Hyatt Hotels Corporation, Class A, (2)	684,208

5,000	Marriott International, Inc., Class A	347,000

26,600	Penn National Gaming, Inc., (2)	300,314

1,600	Royal Caribbean Cruises Limited	102,016

3,500	Wyndham Worldwide Corporation	283,290
	Total Hotels, Restaurants & Leisure	1,990,668

	Household Durables – 0.4%

1,900	Whirlpool Corporation	290,738

	Household Products – 0.1%

900	Procter & Gamble Company	74,799

	Industrial Conglomerates – 0.3%

7,500	General Electric Company	194,850

Nuveen Investments	87

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Insurance – 2.2%

4,900	Aspen Insurance Holdings Limited	$208,348

6,300	PartnerRe Limited	703,647

6,100	RenaisasnceRE Holdings, Limited	624,579
	Total Insurance	1,536,574

	Internet & Catalog Retail – 1.0%

8,200	Expedia, Inc.	704,380

	Internet Software & Services – 0.9%

11,200	VeriSign, Inc., (2)	639,240

	IT Services – 4.1%

31,400	Booz Allen Hamilton Holding	696,452

11,900	Computer Sciences Corporation	711,501

9,500	Gartner Inc., (2)	708,605

53,700	Xerox Corporation	741,597
	Total IT Services	2,858,155

	Machinery – 4.5%

7,800	Caterpillar Inc.	850,746

9,400	Joy Global Inc.	593,610

6,400	Parker Hannifin Corporation	739,200

6,700	SPX Corporation	697,135

1,700	Valmont Industries, Inc.	239,275
	Total Machinery	3,119,966

	Media – 4.4%

38,400	Cablevision Systems Corporation	710,784

9,500	DirecTV, (2)	821,275

3,100	Dish Network Corporation, Class A, (2)	200,911

8,800	Starz, Class A, (2)	275,352

4,900	Time Warner Cable, Class A	724,857

3,700	Viacom Inc., Class B	300,255
	Total Media	3,033,434

	Multiline Retail – 4.1%

14,500	Big Lots, Inc.	672,075

6,000	Dillard’s, Inc., Class A	685,920

11,200	Kohl’s Corporation	658,448

12,500	Macy’s, Inc.	778,625
	Total Multiline Retail	2,795,068

	Oil, Gas & Consumable Fuels – 1.9%

3,900	Apache Corporation	397,137

1,100	Chevron Corporation	142,395

88	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

7,500	Exxon Mobil Corporation	$745,950
	Total Oil, Gas & Consumable Fuels	1,285,482

	Paper & Forest Products – 1.8%

13,100	Domtar Corporation	488,499

15,100	International Paper Company	731,595
	Total Paper & Forest Products	1,220,094

	Pharmaceuticals – 2.3%

2,800	Johnson & Johnson	290,444

1	Mallinckrodt PLC	73

44,200	Pfizer Inc.	1,299,038
	Total Pharmaceuticals	1,589,555

	Semiconductors & Semiconductor Equipment – 0.2%

8,500	NVIDIA Corporation	165,325

	Software – 6.5%

31,200	Activision Blizzard Inc.	734,448

8,700	Intuit, Inc.	723,666

42,800	Microsoft Corporation	1,944,404

26,700	Oracle Corporation	1,108,851
	Total Software	4,511,369

	Specialty Retail – 4.9%

23,800	Best Buy Co., Inc.	758,982

2,400	GameStop Corporation	101,280

15,700	Gap, Inc.	724,555

10,800	Home Depot, Inc.	1,009,800

14,700	Lowe’s Companies, Inc.	771,897
	Total Specialty Retail	3,366,514
	Total Long-Term Investments (cost $63,276,520)	68,567,590
	Other Assets Less Liabilities – 0.7%	455,526
	Net Assets – 100%	$69,023,116

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	89

Nuveen Large Cap Core Plus Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 129.7%

	COMMON STOCKS – 129.7%

	Aerospace & Defense – 6.3%

7,100	Boeing Company	$900,280

5,900	Huntington Ingalls Industries Inc.	602,449

2,800	L-3 Communications Holdings, Inc.	307,860

7,400	Raytheon Company	712,916

15,800	Textron Inc.	600,400
	Total Aerospace & Defense	3,123,905

	Airlines – 1.4%

21,500	Southwest Airlines Co.	688,215

	Auto Components – 3.4%

8,600	Delphi Automotive PLC	598,388

4,200	Lear Corporation	424,746

6,400	Visteon Corporation, (2)	647,616
	Total Auto Components	1,670,750

	Automobiles – 1.6%

46,900	Ford Motor Company	816,529

	Banks – 2.8%

20,900	JPMorgan Chase & Co.	1,242,505

2,900	Wells Fargo & Company	149,176
	Total Banks	1,391,681

	Beverages – 2.2%

11,700	PepsiCo, Inc.	1,082,133

	Biotechnology – 4.9%

2,500	Biogen Idec Inc., (2)	857,600

10,800	Gilead Sciences, Inc., (2)	1,161,864

11,500	Myriad Genentics Inc., (2)	416,185
	Total Biotechnology	2,435,649

	Capital Markets – 3.0%

4,700	Goldman Sachs Group, Inc.	841,817

12,200	Lazard Limited	666,852
	Total Capital Markets	1,508,669

	Chemicals – 1.3%

11,900	Cabot Corporation	651,882

	Commercial Services & Supplies – 1.1%

20,100	Pitney Bowes Inc.	543,906

90	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 0.6%

29,000	Brocade Communications Systems Inc.	$305,950

	Computers & Peripherals – 10.7%

25,100	Apple, Inc.	2,572,750

23,400	Hewlett-Packard Company	889,200

13,000	Lexmark International, Inc., Class A	657,280

16,200	NetApp, Inc.	682,992

4,900	Western Digital Corporation	504,749
	Total Computers & Peripherals	5,306,971

	Construction & Engineering – 0.8%

5,600	Fluor Corporation	413,784

	Consumer Finance – 3.2%

900	American Express Company	80,595

9,400	Capital One Financial Corporation	771,364

11,700	Discover Financial Services	729,729
	Total Consumer Finance	1,581,688

	Containers & Packaging – 1.4%

10,500	Ball Corporation	673,050

	Diversified Consumer Services – 1.2%

21,500	Apollo Group, Inc., (2)	597,055

	Diversified Financial Services – 1.5%

1,100	Berkshire Hathaway Inc., Class B, (2)	150,975

6,200	Moody’s Corporation	580,134
	Total Diversified Financial Services	731,109

	Diversified Telecommunication Services – 6.6%

22,200	AT&T Inc.	776,112

17,500	CenturyLink Inc.	717,325

91,300	Frontier Communications Corporation	620,840

30,600	Intelsat SA, (2)	536,724

55,000	Windstream Holdings Inc.	621,500
	Total Diversified Telecommunication Services	3,272,501

	Electronic Equipment, Instruments & Components – 6.3%

35,300	Corning Incorporated	736,358

10,700	Dolby Laboratories, Inc., (2)	498,406

30,500	Jabil Circuit Inc.	658,190

10,000	Tech Data Corporation, (2)	675,000

34,800	Vishay Intertechnology Inc.	556,800
	Total Electronic Equipment, Instruments & Components	3,124,754

Nuveen Investments	91

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Food Products – 1.3%

21,700	Pilgrim’s Pride Corporation, (2)	$648,179

	Health Care Equipment & Supplies – 4.0%

4,600	C. R. Bard, Inc.	682,824

5,600	Edwards Lifesciences Corporation, (2)	555,856

11,900	Medtronic, Inc.	759,815
	Total Health Care Equipment & Supplies	1,998,495

	Health Care Providers & Services – 7.5%

9,000	Aetna Inc.	739,170

6,900	Cardinal Health, Inc.	508,530

600	Humana Inc.	77,244

3,700	McKesson HBOC Inc.	721,611

10,500	UnitedHealth Group Incorporated	910,140

6,400	Wellpoint Inc.	745,664
	Total Health Care Providers & Services	3,702,359

	Household Products – 0.2%

1,100	Procter & Gamble Company	91,421

	Hotels, Restaurants & Leisure – 4.2%

10,400	Brinker International Inc.	508,560

8,500	Hyatt Hotels Corporation, Class A, (2)	519,265

45,100	Penn National Gaming, Inc., (2)	509,179

6,700	Wyndham Worldwide Corporation	542,298
	Total Hotels, Restaurants & Leisure	2,079,302

	Industrial Conglomerates – 0.5%

8,600	General Electric Company	223,428

	Insurance – 3.0%

4,900	Aspen Insurance Holdings Limited	208,348

5,900	PartnerRe Limited	658,971

5,800	RenaisasnceRE Holdings, Limited	593,862
	Total Insurance	1,461,181

	Internet & Catalog Retail – 1.3%

7,400	Expedia, Inc.	635,660

	Internet Software & Services – 1.2%

10,700	VeriSign, Inc., (2)	610,703

	IT Services – 5.4%

29,300	Booz Allen Hamilton Holding	649,874

11,100	Computer Sciences Corporation	663,669

8,900	Gartner Inc., (2)	663,851

50,200	Xerox Corporation	693,262
	Total IT Services	2,670,656

92	Nuveen Investments

Shares		Description (1)	Value

		Machinery – 6.0%

7,200		Caterpillar Inc.	$785,304

9,400		Joy Global Inc.	593,610

6,100		Parker Hannifin Corporation	704,550

6,300		SPX Corporation	655,515

1,700		Valmont Industries, Inc.	239,275
		Total Machinery	2,978,254

		Media – 9.2%

34,000		Cablevision Systems Corporation	629,340

8,800		DirecTV, (2)	760,760

8,800		Dish Network Corporation, Class A, (2)	570,328

4,600		Omnicom Group, Inc.	331,246

9,200		Regal Entertainment Group, Class A	193,660

16,500		Starz, Class A, (2)	516,285

4,700		Time Warner Cable, Class A	695,271

3,500		Time Warner Inc.	269,605

7,200		Viacom Inc., Class B	584,280
		Total Media	4,550,775

		Multiline Retail – 5.1%

13,300		Big Lots, Inc.	616,455

4,700		Dillard’s, Inc., Class A	537,304

10,600		Kohl’s Corporation	623,174

11,700		Macy’s, Inc.	728,793
		Total Multiline Retail	2,505,726

		Oil, Gas & Consumable Fuels – 2.6%

1,200		Chevron Corporation	155,340

7,100		Exxon Mobil Corporation	706,166

77,300		SandRidge Energy Inc., (2)	405,052
		Total Oil, Gas & Consumable Fuels	1,266,558

		Paper & Forest Products – 2.3%

11,900		Domtar Corporation	443,751

14,600		International Paper Company	707,370
		Total Paper & Forest Products	1,151,121

		Pharmaceuticals – 3.0%

2,700		Johnson & Johnson	280,071

—	(3)	Mallinckrodt PLC, (2)	8

41,800		Pfizer Inc.	1,228,502
		Total Pharmaceuticals	1,508,581

Nuveen Investments	93

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)			Value

	Software – 8.9%

29,000	Activision Blizzard Inc.			$682,660

6,000	CA Technologies			169,440

8,100	Intuit, Inc.			673,758

40,100	Microsoft Corporation			1,821,743

25,800	Oracle Corporation			1,071,474
	Total Software			4,419,075

	Specialty Retail – 3.7%

21,700	Best Buy Co., Inc.			692,013

3,700	GameStop Corporation			156,140

5,600	Gap, Inc.			258,440

13,700	Lowe’s Companies, Inc.			719,387
	Total Specialty Retail			1,825,980
	Total Long-Term Investments (cost $57,655,341)			64,247,635

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8%

	Repurchase Agreements – 0.8%

$406	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/29/14, repurchase price $405,564, collateralized by $415,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $418,631	0.000%	9/02/14	$405,564
	Total Short-Term Investments (cost $405,564)			405,564
	Total Investments (cost $58,060,905) – 130.5%			64,653,199

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (30.1)% (4)

	Airlines – (0.6)%

(3,800)	American Airlines Group Inc.			$(147,858)

(3,100)	United Continental Holdings Inc., (2)			(147,591)
	Total Airlines			(295,449)

	Automobiles – (0.3)%

(600)	Tesla Motors Inc., (2)			(161,820)

	Banks – (0.3)%

(3,500)	U.S. Bancorp			(147,980)

	Biotechnology – (0.3)%

(1,600)	Vertex Pharmaceuticals Inc., (2)			(149,712)

	Chemicals – (1.3)%

(1,100)	Air Products & Chemicals Inc.			(146,531)

(2,200)	E.I. Du Pont de Nemours and Company			(145,442)

(600)	FMC Corporation			(39,684)

94	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

(1,300)	Monsanto Company	$(150,345)

(3,100)	Mosaic Company	(148,056)
	Total Chemicals	(630,058)

	Commercial Services & Supplies – (0.3)%

(3,200)	Waste Management, Inc.	(150,304)

	Communications Equipment – (0.5)%

(2,500)	Motorola Solutions Inc.	(148,500)

(1,300)	Palo Alto Networks, Incorporated, (2)	(110,487)
	Total Communications Equipment	(258,987)

	Computers & Peripherals – (0.5)%

(2,700)	NCR Corporation, (2)	(92,232)

(1,200)	Stratasys, Inc., (2)	(143,952)
	Total Computers & Peripherals	(236,184)

	Construction Materials – (0.7)%

(1,000)	Eagle Materials Inc.	(101,910)

(900)	Martin Marietta Materials	(117,864)

(2,100)	Vulcan Materials Company	(133,098)
	Total Construction Materials	(352,872)

	Consumer Finance – (0.3)%

(16,100)	SLM Corporation	(142,646)

	Containers & Packaging – (0.1)%

(1,800)	Sealed Air Corporation	(64,980)

	Diversified Financial Services – (0.6)%

(1,900)	CME Group, Inc.	(145,445)

(800)	Intercontinental Exchange Group, Inc.	(151,200)
	Total Diversified Financial Services	(296,645)

	Electric Utilities – (1.5)%

(2,000)	Duke Energy Corporation	(147,980)

(1,500)	NextEra Energy Inc.	(147,675)

(3,700)	OGE Energy Corp.	(138,824)

(4,300)	PPL Corporation	(148,909)

(3,300)	Southern Company	(146,520)
	Total Electric Utilities	(729,908)

	Electrical Equipment – (0.3)%

(2,000)	Solarcity Corporation, (2)	(137,360)

	Electronic Equipment, Instruments & Components – (0.5)%

(9,700)	AVX Group	(133,666)

(1,400)	National Instruments Corporation	(46,410)

Nuveen Investments	95

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

(2,500)	Trimble Navigation Limited, (2)	$(83,150)
	Total Electronic Equipment, Instruments & Components	(263,226)

	Energy Equipment & Services – (0.8)%

(16,200)	McDermott International Inc., (2)	(116,640)

(4,000)	Seadrill Limited	(149,000)

(2,400)	Tidewater Inc.	(122,088)
	Total Energy Equipment & Services	(387,728)

	Food & Staples Retailing – (0.2)%

(3,100)	Whole Foods Market, Inc.	(121,334)

	Food Products – (0.6)%

(1,400)	Hershey Foods Corporation	(127,988)

(2,300)	Kellogg Company	(149,431)
	Total Food Products	(277,419)

	Health Care Equipment & Supplies – (0.3)%

(2,000)	Baxter International, Inc.	(149,960)

	Health Care Providers & Services – (0.3)%

(2,300)	Tenet Healthcare Corporation, (2)	(140,714)

	Health Care Technology – (0.4)%

(3,800)	Allscripts Healthcare Solutions Inc., (2)	(56,145)

(2,600)	Cerner Corporation, (2)	(149,916)
	Total Health Care Technology	(206,061)

	Hotels, Restaurants & Leisure – (1.0)%

(4,000)	Carnival Corporation	(151,520)

(400)	McDonald’s Corporation	(37,488)

(4,300)	Norwegian Cruise Line Holdings Limited, (2)	(143,233)

(1,900)	Starbucks Corporation	(147,839)
	Total Hotels, Restaurants & Leisure	(480,080)

	Household Durables – (1.0)%

(4,200)	D.R. Horton, Inc.	(91,056)

(2,600)	Lennar Corporation, Class A	(101,868)

(6,900)	Taylor Morrison, (2)	(136,896)

(4,000)	Toll Brothers Inc., (2)	(142,360)
	Total Household Durables	(472,180)

	Household Products – (0.6)%

(2,300)	Colgate-Palmolive Company	(148,879)

(1,800)	Procter & Gamble Company	(149,598)
	Total Household Products	(298,477)

96	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – (0.3)%

(5,700)	General Electric Company	$(148,086)

	Insurance – (1.0)%

(4,300)	Brown & Brown Inc.	(140,266)

(2,400)	FNF Group	(67,944)

(3,800)	Hartford Financial Services Group, Inc.	(140,790)

(2,700)	MetLife, Inc.	(147,798)
	Total Insurance	(496,798)

	Internet & Catalog Retail – (0.3)%

(400)	Amazon.com, Inc., (2)	(135,616)

	Internet Software & Services – (1.3)%

(300)	Google Inc., Class C, (2)	(171,480)

(700)	LinkedIn Corporation, Class A, (2)	(158,025)

(3,200)	Twitter Inc., (2)	(159,200)

(4,000)	Yahoo! Inc., (2)	(154,040)
	Total Internet Software & Services	(642,745)

	Machinery – (0.3)%

(3,900)	Navistar International Corporation, (2)	(147,069)

	Media – (0.6)%

(6,500)	Dreamworks Animation SKG Inc., (2)	(141,927)

(3,900)	Thomson Corporation	(147,810)
	Total Media	(289,737)

	Metals & Mining – (1.2)%

(8,900)	Alcoa Inc.	(147,829)

(1,500)	Freeport-McMoRan, Inc.	(54,555)

(2,700)	Nucor Corporation	(146,664)

(4,600)	Southern Copper Corporation	(150,926)

(4,300)	Tahoe Resources Inc., (2)	(110,166)
	Total Metals & Mining	(610,140)

	Multiline Retail – (0.1)%

(1,000)	Sears Holding Corporation, (2)	(34,800)

	Multi-Utilities – (1.2)%

(2,100)	Dominion Resources, Inc.	(147,462)

(3,400)	NiSource Inc.	(134,878)

(3,200)	PG&E Corporation	(148,736)

(1,400)	Sempra Energy	(148,358)
	Total Multi-Utilities	(579,434)

	Oil, Gas & Consumable Fuels – (4.1)%

(2,400)	Antero Resources Corporation, (2)	(138,840)

Nuveen Investments	97

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(3,500)	Cabot Oil & Gas Corporation	$(117,390)

(2,000)	Cheniere Energy Inc., (2)	(160,520)

(9,700)	Cobalt International Energy, Inc., (2)	(148,895)

(3,700)	CONSOL Energy Inc.	(149,036)

(1,500)	EQT Corporation	(148,590)

(1,500)	Exxon Mobil Corporation	(149,190)

(2,400)	Golar LNG, Limited	(151,200)

(1,700)	Noble Energy, Inc.	(122,638)

(1,500)	ONEOK, Inc.	(105,300)

(700)	Pioneer Natural Resources Company	(146,055)

(1,000)	Range Resources Corporation	(78,590)

(3,600)	Spectra Energy Corporation	(149,976)

(1,900)	Teekay Shipping Corporation	(116,508)

(2,500)	Williams Companies, Inc.	(148,600)
	Total Oil, Gas & Consumable Fuels	(2,031,328)

	Pharmaceuticals – (1.5)%

(2,700)	AbbVie Inc.	(149,256)

(700)	Actavis PLC, (2)	(158,886)

(2,200)	Endo International PLC, (2)	(140,162)

(2,400)	Hospira Inc.	(128,976)

(1,000)	Perrigo Company	(148,740)

(1,000)	Theravance Inc.	(23,560)
	Total Pharmaceuticals	(749,580)

	Professional Services – (0.1)%

(1,600)	Nielsen Holdings N.V.	(75,184)

	Real Estate Investment Trust – (0.0)%

(700)	Weyerhaeuser Company	(23,765)

	Semiconductors & Semiconductor Equipment – (1.4)%

(2,400)	Analog Devices, Inc.	(122,688)

(4,000)	Applied Materials, Inc.	(92,420)

(1,900)	Avago Technologies Limtied	(155,971)

(1,300)	SunEdison Inc., (2)	(28,639)

(4,100)	SunPower Corporation, (2)	(156,702)

(3,100)	Texas Instruments Incorporated	(149,358)
	Total Semiconductors & Semiconductor Equipment	(705,778)

	Software – (1.3)%

(2,500)	Salesforce.com, Inc., (2)	(147,725)

(2,200)	ServiceNow Inc., (2)	(134,486)

98	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

(1,700)	Splunk Inc., (2)	$(91,715)

(1,600)	Workday Inc., Class A, (2)	(145,712)

(47,700)	Zynga Inc., (2)	(138,092)
	Total Software	(657,730)

	Specialty Retail – (0.3)%

(2,500)	CarMax, Inc., (2)	(131,000)

	Textiles, Apparel & Luxury Goods – (0.3)%

(1,200)	PVH Corporation	(140,088)

	Thrifts & Mortgage Finance – (0.2)%

(5,800)	TFS Financial Corporation	(83,752)

	Trading Companies & Distributors – (0.4)%

(2,400)	Fastenal Company	(108,672)

(4,000)	HD Suplly Holdings Inc., (2)	(111,080)
	Total Trading Companies & Distributors	(219,752)

	Water Utilities – (0.3)%

(5,700)	Aqua America Inc.	(142,557)

	Wireless Telecommunication Services – (0.6)%

(26,400)	Sprint Corporation, (2)	(148,104)

(4,900)	T-Mobile US Inc., (2)	(147,392)
	Total Wireless Telecommunication Services	(295,496)
	Total Common Stocks Sold Short (proceeds $13,853,469)	(14,892,519)
	Other Assets Less Liabilities – (0.4)%	(213,926)
	Net Assets – 100%	$49,546,754

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Shares rounds to less than 1.

(4)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $24,159,868 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	99

Nuveen Large Cap Growth Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 2.6%

5,200	Boeing Company	$659,360

3,900	Huntington Ingalls Industries Inc.	398,229
	Total Aerospace & Defense	1,057,589

	Airlines – 2.9%

3,400	Copa Holdings SA	418,132

8,100	Delta Air Lines, Inc.	320,598

13,800	Southwest Airlines Co.	441,738
	Total Airlines	1,180,468

	Auto Components – 1.4%

4,600	Delphi Automotive PLC	320,068

2,500	Lear Corporation	252,825
	Total Auto Components	572,893

	Automobiles – 0.8%

18,200	Ford Motor Company	316,862

	Beverages – 3.2%

5,700	Coca-Cola Company	237,804

7,300	Dr. Pepper Snapple Group	459,316

5,100	Monster Beverage Corporation, (2)	450,891

1,500	PepsiCo, Inc.	138,735
	Total Beverages	1,286,746

	Biotechnology – 7.8%

2,900	Amgen Inc.	404,202

2,000	Biogen Idec Inc., (2)	686,080

5,800	Celgene Corporation, (2)	551,116

9,700	Gilead Sciences, Inc., (2)	1,043,526

2,400	Medivation, Inc., (2)	219,024

6,800	Myriad Genentics Inc., (2)	246,092
	Total Biotechnology	3,150,040

	Capital Markets – 1.8%

2,400	Ameriprise Financial, Inc.	301,824

7,900	Lazard Limited	431,814
	Total Capital Markets	733,638

	Chemicals – 3.2%

6,500	Albemarle Corporation	413,270

100	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

7,400	Cabot Corporation	$405,372

2,200	Sherwin-Williams Company	479,842
	Total Chemicals	1,298,484

	Commercial Services & Supplies – 1.8%

4,700	Cintas Corporation	310,858

15,200	Pitney Bowes Inc.	411,312
	Total Commercial Services & Supplies	722,170

	Computers & Peripherals – 8.8%

27,200	Apple, Inc.	2,788,000

12,100	EMC Corporation	357,313

10,100	NetApp, Inc.	425,816
	Total Computers & Peripherals	3,571,129

	Construction & Engineering – 1.9%

9,200	AECOM Technology Corporation, (2)	348,128

5,800	Fluor Corporation	428,562
	Total Construction & Engineering	776,690

	Consumer Finance – 1.8%

7,900	American Express Company	707,445

	Containers & Packaging – 1.1%

6,800	Ball Corporation	435,880

	Diversified Financial Services – 0.9%

3,900	Moody’s Corporation	364,923

	Diversified Telecommunication Services – 3.6%

10,000	CenturyLink Inc.	409,900

16,900	Intelsat SA, (2)	296,426

7,900	Verizon Communications Inc.	393,578

31,700	Windstream Holdings Inc.	358,210
	Total Diversified Telecommunication Services	1,458,114

	Electronic Equipment, Instruments & Components – 2.8%

8,000	Avnet Inc.	356,080

20,700	Corning Incorporated	431,802

7,300	Dolby Laboratories, Inc., (2)	340,034
	Total Electronic Equipment, Instruments & Components	1,127,916

	Energy Equipment & Services – 1.6%

3,300	Cameron International Corporation, (2)	245,289

11,400	Superior Energy Services, Inc.	408,576
	Total Energy Equipment & Services	653,865

Nuveen Investments	101

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Food & Staples Retailing – 0.8%

8,900	Safeway Inc.	$309,542

	Food Products – 1.0%

13,500	Pilgrim’s Pride Corporation, (2)	403,245

	Health Care Equipment & Supplies – 2.2%

3,000	C. R. Bard, Inc.	445,320

4,500	Edwards Lifesciences Corporation, (2)	446,670
	Total Health Care Equipment & Supplies	891,990

	Health Care Providers & Services – 3.8%

5,400	Aetna Inc.	443,502

4,700	Cardinal Health, Inc.	346,390

2,600	Centene Corporation, (2)	203,138

600	CIGNA Corporation	56,760

2,500	McKesson HBOC Inc.	487,575
	Total Health Care Providers & Services	1,537,365

	Hotels, Restaurants & Leisure – 4.2%

5,700	Brinker International Inc.	278,730

6,600	Hyatt Hotels Corporation, Class A, (2)	403,194

3,900	Las Vegas Sands	259,389

6,500	Marriott International, Inc., Class A	451,100

3,900	Wyndham Worldwide Corporation	315,666
	Total Hotels, Restaurants & Leisure	1,708,079

	Household Durables – 0.7%

1,800	Whirlpool Corporation	275,436

	Internet & Catalog Retail – 1.1%

5,000	Expedia, Inc.	429,500

	Internet Software & Services – 0.9%

6,500	VeriSign, Inc., (2)	370,987

	IT Services – 3.8%

18,500	Booz Allen Hamilton Holding	410,330

6,700	Computer Sciences Corporation	400,593

5,800	Gartner Inc., (2)	432,622

1,600	International Business Machines Corporation (IBM)	307,680
	Total IT Services	1,551,225

	Machinery – 2.8%

1,100	Allision Transmission Holdings Inc.	33,748

3,300	Caterpillar Inc.	359,931

400	IDEX Corporation	30,776

3,800	Parker Hannifin Corporation	438,900

102	Nuveen Investments

Shares		Description (1)	Value

		Machinery (continued)

2,400		WABCO Holdings Inc.	$247,680
		Total Machinery	1,111,035

		Media – 9.7%

22,700		Cablevision Systems Corporation	420,177

8,100		Comcast Corporation, Class A	443,313

6,500		DirecTV, (2)	561,925

2,800		Dish Network Corporation, Class A, (2)	181,468

7,900		Interpublic Group of Companies, Inc.	154,287

3,800		Omnicom Group, Inc.	273,638

18,000		Regal Entertainment Group, Class A	378,900

2,600		Scripps Networks Interactive, Class A	207,246

10,200		Starz, Class A, (2)	319,158

3,600		Time Warner Cable, Class A	532,548

5,600		Viacom Inc., Class B	454,440
		Total Media	3,927,100

		Multiline Retail – 4.5%

8,600		Big Lots, Inc.	398,610

3,600		Dillard’s, Inc., Class A	411,552

6,700		Dollar Tree Stores Inc., (2)	359,288

3,000		Kohl’s Corporation	176,370

7,600		Macy’s, Inc.	473,404
		Total Multiline Retail	1,819,224

		Oil, Gas & Consumable Fuels – 1.0%

4,700		Phillips 66	408,994

		Paper & Forest Products – 1.1%

8,700		International Paper Company	421,515

		Pharmaceuticals – 0.0%

—	(3)	Mallinckrodt PLC	24

		Software – 7.7%

18,500		Activision Blizzard Inc.	435,490

5,700		Intuit, Inc.	474,126

29,600		Microsoft Corporation	1,344,728

20,400		Oracle Corporation	847,212
		Total Software	3,101,556

		Specialty Retail – 5.9%

13,700		Best Buy Co., Inc.	436,893

8,900		Gap, Inc.	410,735

9,700		Home Depot, Inc.	906,950

Nuveen Investments	103

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Specialty Retail (continued)

11,600	Lowe’s Companies, Inc.	$609,116
	Total Specialty Retail	2,363,694

	Trading Companies & Distributors – 0.4%

1,500	United Rentals Inc., (2)	176,475
	Total Long-Term Investments (cost $35,984,052)	40,221,838
	Other Assets Less Liabilities – 0.4%	177,882
	Net Assets – 100%	$40,399,720

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Shares rounds to less than 1.

See accompanying notes to financial statements.

104	Nuveen Investments

Nuveen Large Cap Value Fund

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 3.4%

41,000	Huntington Ingalls Industries Inc.	$4,186,510

58,000	Raytheon Company	5,587,720

124,000	Textron Inc.	4,712,000
	Total Aerospace & Defense	14,486,230

	Airlines – 1.4%

146,000	Delta Air Lines, Inc.	5,778,680

	Auto Components – 0.7%

7,200	Delphi Automotive PLC	500,976

55,000	Johnson Controls, Inc.	2,684,550
	Total Auto Components	3,185,526

	Automobiles – 1.7%

409,000	Ford Motor Company	7,120,690

	Banks – 4.6%

83,000	CIT Group Inc.	3,980,680

229,000	JPMorgan Chase & Co.	13,614,050

42,000	Wells Fargo & Company	2,160,480
	Total Banks	19,755,210

	Capital Markets – 2.9%

39,000	Ameriprise Financial, Inc.	4,904,640

42,000	Goldman Sachs Group, Inc.	7,522,620
	Total Capital Markets	12,427,260

	Chemicals – 0.4%

30,000	Cabot Corporation	1,643,400

	Commercial Services & Supplies – 1.0%

160,000	Pitney Bowes Inc.	4,329,600

	Communication Equipment – 1.4%

440,000	Brocade Communications Systems Inc.	4,642,000

56,000	Cisco Systems, Inc.	1,399,440
	Total Communication Equipment	6,041,440

	Computers & Peripherals – 4.9%

42,000	Apple, Inc.	4,305,000

197,000	Hewlett-Packard Company	7,486,000

88,000	Lexmark International, Inc., Class A	4,449,280

47,000	Western Digital Corporation	4,841,470
	Total Computers & Peripherals	21,081,750

Nuveen Investments	105

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Construction & Engineering – 1.0%

115,000	AECOM Technology Corporation, (2)	$4,351,600

	Consumer Finance – 2.8%

76,000	Capital One Financial Corporation	6,236,560

88,000	Discover Financial Services	5,488,560
	Total Consumer Finance	11,725,120

	Diversified Consumer Services – 2.1%

152,000	Apollo Group, Inc., (2)	4,221,040

106,000	Devry Education Group Inc.	4,550,580
	Total Diversified Consumer Services	8,771,620

	Diversified Financial Services – 1.5%

15,000	Berkshire Hathaway Inc., Class B, (2)	2,058,750

116,000	Voya Financial Inc.	4,534,440
	Total Diversified Financial Services	6,593,190

	Diversified Telecommunication Services – 6.5%

294,000	AT&T Inc.	10,278,240

127,000	CenturyLink Inc.	5,205,730

652,000	Frontier Communications Corporation	4,433,600

208,000	Intelsat SA, (2)	3,648,320

352,000	Windstream Holdings Inc.	3,977,600
	Total Diversified Telecommunication Services	27,543,490

	Electrical Equipment – 0.2%

14,000	Regal-Beloit Corporation	994,980

	Electronic Components – 2.2%

250,000	Corning Incorporated	5,215,000

93,000	Dolby Laboratories, Inc., (2)	4,331,940
	Total Electronic Components	9,546,940

	Electronic Equipment & Instruments – 3.2%

75,000	Arrow Electronics, Inc., (2)	4,668,750

197,000	Jabil Circuit Inc.	4,251,260

67,000	Tech Data Corporation, (2)	4,522,500
	Total Electronic Equipment & Instruments	13,442,510

	Food Products – 2.3%

109,000	Archer-Daniels-Midland Company	5,434,740

143,000	Pilgrim’s Pride Corporation, (2)	4,271,410
	Total Food Products	9,706,150

	Health Care Equipment & Supplies – 2.6%

97,000	Hill Rom Holdings Inc.	4,249,570

107,000	Medtronic, Inc.	6,831,950
	Total Health Care Equipment & Supplies	11,081,520

106	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 8.0%

64,000	Aetna Inc.	$5,256,320

71,000	Cardinal Health, Inc.	5,232,700

56,000	CIGNA Corporation	5,297,600

36,000	Humana Inc.	4,634,640

92,000	UnitedHealth Group Incorporated	7,974,560

50,000	Wellpoint Inc.	5,825,500
	Total Health Care Providers & Services	34,221,320

	Hotels, Restaurants & Leisure – 1.7%

304,000	Penn National Gaming, Inc., (2)	3,432,160

58,000	Royal Caribbean Cruises Limited	3,698,080
	Total Hotels, Restaurants & Leisure	7,130,240

	Household Durables – 1.0%

28,000	Whirlpool Corporation	4,284,560

	Household Products – 0.1%

6,000	Procter & Gamble Company	498,660

	Industrial Conglomerates – 0.6%

100,000	General Electric Company	2,598,000

	Insurance – 6.9%

103,000	Aspen Insurance Holdings Limited	4,379,560

18,000	Assurant Inc.	1,201,500

71,000	Axis Capital Holdings Limited	3,423,620

41,000	PartnerRe Limited	4,579,290

67,000	Prudential Financial, Inc.	6,009,900

49,000	Reinsurance Group of America Inc.	4,066,020

42,000	RenaisasnceRE Holdings, Limited	4,300,380

17,000	Travelers Companies, Inc.	1,610,070
	Total Insurance	29,570,340

	IT Services – 3.6%

199,000	Booz Allen Hamilton Holding	4,413,820

76,000	Computer Sciences Corporation	4,544,040

75,000	Genpact Limited, (2)	1,305,000

380,000	Xerox Corporation	5,247,800
	Total IT Services	15,510,660

	Machinery – 4.8%

61,000	Caterpillar Inc.	6,653,270

72,000	Joy Global Inc.	4,546,800

40,000	Parker Hannifin Corporation	4,620,000

43,000	SPX Corporation	4,474,150
	Total Machinery	20,294,220

Nuveen Investments	107

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2014

Shares	Description (1)	Value

	Media – 3.0%

4,300	DirecTV, (2)	$371,735

71,000	John Wiley and Sons Inc., Class A	4,256,450

210,000	Regal Entertainment Group, Class A	4,420,500

119,000	Starz, Class A, (2)	3,723,510
	Total Media	12,772,195

	Multiline Retail – 4.2%

97,000	Big Lots, Inc.	4,495,950

35,000	Dillard’s, Inc., Class A	4,001,200

81,000	Kohl’s Corporation	4,761,990

76,000	Macy’s, Inc.	4,734,040
	Total Multiline Retail	17,993,180

	Oil, Gas & Consumable Fuels – 6.9%

56,000	Apache Corporation	5,702,480

14,000	Chevron Corporation	1,812,300

171,000	Denbury Resources Inc.	2,944,620

97,000	Exxon Mobil Corporation	9,647,620

41,000	Marathon Petroleum Corporation	3,731,410

63,000	Phillips 66	5,482,260
	Total Oil, Gas & Consumable Fuels	29,320,690

	Paper & Forest Products – 2.1%

100,000	Domtar Corporation	3,729,000

105,000	International Paper Company	5,087,250
	Total Paper & Forest Products	8,816,250

	Pharmaceuticals – 3.8%

19,000	Johnson & Johnson	1,970,870

35,000	Merck & Company Inc.	2,103,850

412,000	Pfizer Inc.	12,108,680
	Total Pharmaceuticals	16,183,400

	Semiconductors & Semiconductor Equipment – 0.3%

66,096	NVIDIA Corporation	1,285,567

	Software – 3.4%

191,000	Activision Blizzard Inc.	4,496,140

217,000	Microsoft Corporation	9,858,310
	Total Software	14,354,450

	Specialty Retail – 2.0%

149,000	Best Buy Co., Inc.	4,751,610

87,000	GameStop Corporation	3,671,400
	Total Specialty Retail	8,423,010

108	Nuveen Investments

Shares	Description (1)			Value

	Trading Companies & Distributors – 0.8%

42,000	WESCO International Inc., (2)			$3,527,580
	Total Long-Term Investments (cost $370,748,090)			426,391,228

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.0%

	Repurchase Agreements – 0.0%

$104	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/29/14, repurchase price $104,251, collateralized by $110,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $110,963	0.000%	9/02/14	$104,251
	Total Short-Term Investments (cost $104,251)			104,251
	Total Investments (cost $370,852,341) – 100.0%			426,495,479
	Other Assets Less Liabilities – 0.0%			59,607
	Net Assets – 100%			$426,555,086

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of

Assets and Liabilities	August 31, 2014

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Assets
Long-term investments, at value (cost $16,462,475, $15,602,176, $46,672,252, $32,698,079 and $35,771,993, respectively)	$18,112,276	$16,940,983	$50,432,483	$35,882,006	$48,398,584
Short-term investments, at value (cost approximates value)	255,689	—	1,296,187	10,943,838	792,029
Cash	—	—	—	20,400	—
Cash collateral at brokers(1)	—	—	11,831,006	32,048,628	—
Receivable for:
Dividends	32,901	44,198	86,757	45,405	69,742
Investments sold	—	64,111	1,554,527	893,066	—
Shares sold	966,823	152,040	469,086	124,175	33,130
Other assets	16,460	16,684	18,091	17,015	7,372
Total assets	19,384,149	17,218,016	65,688,137	79,974,533	49,300,857
Liabilities
Cash overdraft	—	30,964	—	—	—
Common stocks sold short, at value (proceeds $ –, $ –, $26,744,410, $34,272,642 and $ –, respectively)	—	—	28,285,145	36,550,638	—
Payable for:
Dividends on common stocks sold short	—	—	19,036	35,434	—
Investments purchased	824,867	154,534	3,258,092	849,764	—
Shares redeemed	126,296	5,000	33,796	112,818	42,335
Accrued expenses:
Management fees	12,248	11,874	20,991	41,390	19,345
Trustees fees	111	145	303	443	483
12b-1 distribution and service fees	2,318	3,474	6,324	3,543	10,828
Professional fees	15,002	15,002	15,002	15,002	15,002
Shareholder reporting expenses	5,189	8,534	23,051	12,786	31,755
Shareholder servicing agent fees and expenses	2,479	2,230	6,093	8,451	13,433
Other	3,318	4,329	27,356	28,066	3,585
Total liabilities	991,828	236,086	31,695,189	37,658,335	136,766
Net assets	$18,392,321	$16,981,930	$33,992,948	$42,316,198	$49,164,091
Class A Shares
Net assets	$8,315,396	$8,260,658	$13,697,046	$7,880,257	$15,557,523
Shares outstanding	306,215	318,895	431,792	370,488	510,208
Net asset value (“NAV”) per share	$27.16	$25.90	$31.72	$21.27	$30.49
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$28.82	$27.48	$33.66	$22.57	$32.35
Class C Shares
Net assets	$1,507,574	$2,150,742	$4,080,096	$1,767,990	$9,093,524
Shares outstanding	55,945	83,202	135,159	83,856	316,991
NAV and offering price per share	$26.95	$25.85	$30.19	$21.08	$28.69
Class R3 Shares
Net assets	$—	$—	$—	$—	$64,468
Shares outstanding	—	—	—	—	2,125
NAV and offering price per share	$—	$—	$—	$—	$30.34
Class I Shares
Net assets	$8,569,351	$6,570,530	$16,215,806	$32,667,951	$24,448,576
Shares outstanding	315,077	253,621	503,623	1,531,163	792,250
NAV and offering price per share	$27.20	$25.91	$32.20	$21.34	$30.86
Net assets consist of:
Capital paid-in	$16,359,733	$15,097,642	$32,219,543	$41,640,624	$32,904,265
Undistributed (Over-distribution of) net investment income	50,787	20,504	(116,568)	—	—
Accumulated net realized gain (loss)	332,000	524,977	(329,523)	(230,357)	3,633,235
Net unrealized appreciation (depreciation)	1,649,801	1,338,807	2,219,496	905,931	12,626,591
Net assets	$18,392,321	$16,981,930	$33,992,948	$42,316,198	$49,164,091
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged to collateralize the net payment obligations for common stocks sold short.

See accompanying notes to financial statements.

110	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Assets
Long-term investments, at value (cost $63,276,520, $57,655,341, $35,984,052 and $370,748,090, respectively)	$68,567,590	$64,247,635	$40,221,838	$426,391,228
Short-term investments, at value (cost approximates value)	—	405,564	—	104,251
Cash	—	113,529	87,291	—
Cash collateral at brokers(1)	—	—	—	—
Receivable for:
Dividends	106,805	95,989	58,471	807,026
Investments sold	33,471	372,360	112,722	4,403,906
Shares sold	1,041,444	705,607	567,324	1,398,246
Other assets	17,622	18,916	16,382	106,703
Total assets	69,766,932	65,959,600	41,064,028	433,211,360
Liabilities
Cash overdraft	109,590	—	—	—
Common stocks sold short, at value (proceeds $ –, $13,853,469, $ – and $ –, respectively)	—	14,892,519	—	—
Payable for:
Dividends on common stocks sold short	—	16,038	—	—
Investments purchased	525,025	1,400,775	464,371	5,874,450
Shares redeemed	24,949	6,355	134,073	234,390
Accrued expenses:
Management fees	46,827	43,804	20,930	260,431
Trustees fees	332	450	320	74,527
12b-1 distribution and service fees	4,899	4,168	4,216	83,038
Professional fees	15,002	15,002	15,002	15,002
Shareholder reporting expenses	5,306	9,793	12,929	27,899
Shareholder servicing agent fees and expenses	2,486	4,115	6,833	75,162
Other	9,400	19,827	5,634	11,375
Total liabilities	743,816	16,412,846	664,308	6,656,274
Net assets	$69,023,116	$49,546,754	$40,399,720	$426,555,086
Class A Shares
Net assets	$6,725,737	$7,108,138	$10,734,377	$294,916,514
Shares outstanding	252,174	267,910	407,548	10,400,209
Net asset value (“NAV”) per share	$26.67	$26.53	$26.34	$28.36
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$28.30	$28.15	$27.95	$30.09
Class C Shares
Net assets	$4,937,352	$3,182,018	$2,186,915	$26,627,867
Shares outstanding	186,229	120,843	83,546	974,978
NAV and offering price per share	$26.51	$26.33	$26.18	$27.31
Class R3 Shares
Net assets	$—	$—	$—	$135,347
Shares outstanding	—	—	—	4,750
NAV and offering price per share	$—	$—	$—	$28.50
Class I Shares
Net assets	$57,360,027	$39,256,598	$27,478,428	$104,875,358
Shares outstanding	2,147,347	1,476,472	1,041,676	3,677,207
NAV and offering price per share	$26.71	$26.59	$26.38	$28.52
Net assets consist of:
Capital paid-in	$61,401,850	$41,027,638	$34,119,554	$324,098,250
Undistributed (Over-distribution of) net investment income	195,341	72,653	142,344	3,389,824
Accumulated net realized gain (loss)	2,134,855	2,893,219	1,900,036	43,423,874
Net unrealized appreciation (depreciation)	5,291,070	5,553,244	4,237,786	55,643,138
Net assets	$69,023,116	$49,546,754	$40,399,720	$426,555,086
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged to collateralize the net payment obligations for common stocks sold short.

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of

Operations	Year Ended August 31, 2014

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Dividend and Interest Income (net of foreign tax withheld of $ –, $134, $30, $259 and $ –, respectively)	$141,169	$284,066	$516,117	$402,723	$500,570
Expenses
Management fees	58,108	64,297	237,215	404,841	282,091
12b-1 service fees – Class A Shares	7,968	13,006	27,685	23,120	39,069
12b-1 distribution and service fees – Class C Shares	5,269	12,056	22,298	11,975	74,169
12b-1 distribution and service fees – Class R3 Shares	—	—	—	—	298
Dividends expense on common stocks sold short	—	—	208,808	333,195	—
Prime broker fees	—	—	139,061	208,044	—
Shareholder servicing agent fees and expenses	6,344	6,181	19,672	25,354	37,614
Custodian fees and expenses	10,064	17,226	46,357	26,795	20,883
Trustees fees and expenses	198	259	545	929	1,178
Professional fees	15,311	15,479	31,741	21,075	18,478
Shareholder reporting expenses	5,325	11,209	51,154	21,230	80,509
Federal and state registration fees	19,555	19,768	22,315	22,370	58,916
Other expenses	2,961	3,135	2,785	3,735	7,125
Total expenses before fee waiver/expense reimbursement	131,103	162,616	809,636	1,102,663	620,330
Fee waiver/expense reimbursement	(49,011)	(55,225)	(155,666)	(89,323)	(97,687)
Net expenses	82,092	107,391	653,970	1,013,340	522,643
Net investment income (loss)	59,077	176,675	(137,853)	(610,617)	(22,073)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	334,052	542,920	1,724,281	2,112,788	4,417,081
Common stocks sold short	—	—	(1,979,933)	(1,704,820)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,678,497	1,339,158	3,741,672	3,058,336	4,515,191
Common stocks sold short	—	—	(1,555,673)	(2,265,655)	—
Net realized and unrealized gain (loss)	2,012,549	1,882,078	1,930,347	1,200,649	8,932,272
Net increase (decrease) in net assets from operations	$2,071,626	$2,058,753	$1,792,494	$590,032	$8,910,199

See accompanying notes to financial statements.

112	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Dividend and Interest Income (net of foreign tax withheld of $259, $ –, $333 and $ –, respectively)	$532,123	$835,729	$473,813	$8,167,460
Expenses
Management fees	196,188	391,536	178,680	2,539,035
12b-1 service fees – Class A Shares(1)	8,146	15,625	21,827	689,232
12b-1 distribution and service fees – Class C Shares	18,740	13,055	11,060	223,699
12b-1 distribution and service fees – Class R3 Shares	—	—	—	513
Dividends expense on common stocks sold short	—	160,740	—	—
Prime broker fees	—	118,991	—	—
Shareholder servicing agent fees and expenses	7,175	15,010	17,697	287,076
Custodian fees and expenses	18,925	32,688	17,956	56,143
Trustees fees and expenses	663	962	712	9,880
Professional fees	17,386	17,236	16,724	44,081
Shareholder reporting expenses	6,324	14,590	19,020	82,458
Federal and state registration fees	25,354	23,921	20,989	56,855
Other expenses	3,339	3,768	3,355	16,513
Total expenses before fee waiver/expense reimbursement	302,240	808,122	308,020	4,005,485
Fee waiver/expense reimbursement	(24,147)	(91,208)	(46,461)	—
Net expenses	278,093	716,914	261,559	4,005,485
Net investment income (loss)	254,030	118,815	212,254	4,161,975
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,181,185	3,855,128	2,111,198	55,318,352
Common stocks sold short	—	(858,490)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,234,322	6,531,183	4,079,444	26,870,724
Common stocks sold short	—	(1,015,563)	—	—
Net realized and unrealized gain (loss)	7,415,507	8,512,258	6,190,642	82,189,076
Net increase (decrease) in net assets from operations	$7,669,537	$8,631,073	$6,402,896	$86,351,051

(1)	Includes 12b-1 distribution and service fees incurred on Large Cap Value’s Class B Shares during the period. Class B Shares of Large Cap Value converted to Class A Shares on December 16, 2013. Class B Shares are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of

Changes in Net Assets

	Concentrated Core		Core Dividend
	Year Ended 8/31/14	For the Period 6/17/2013 (commencement of operations) through 8/31/13	Year Ended 8/31/14	For the Period 6/17/2013 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$59,077	$2,381	$176,675	$4,942
Net realized gain (loss) from:
Investments and foreign currency	334,052	722	542,920	12,339
Common stocks sold short	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	1,678,497	(28,696)	1,339,158	(351)
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	2,071,626	(25,593)	2,058,753	16,930
Distributions to Shareholders
From net investment income:
Class A	(4,242)	—	(89,256)	—
Class B	—	—	—	—
Class C	—	—	(13,175)	—
Class R3	—	—	—	—
Class I	(6,688)	—	(55,556)	—
From accumulated net realized gains:
Class A	(1,040)	—	(20,671)	—
Class B	—	—	—	—
Class C	(193)	—	(3,753)	—
Class R3	—	—	—	—
Class I	(1,541)	—	(9,374)	—
Decrease in net assets from distributions to shareholders	(13,704)	—	(191,785)	—
Fund Share Transactions
Proceeds from sale of shares	16,997,632	1,410,583	17,023,837	1,696,981
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,480	—	154,579	—
	17,007,112	1,410,583	17,178,416	1,696,981
Cost of shares redeemed	(2,047,421)	(10,282)	(3,777,365)	—
Net increase (decrease) in net assets from Fund share transactions	14,959,691	1,400,301	13,401,051	1,696,981
Net increase (decrease) in net assets	17,017,613	1,374,708	15,268,019	1,713,911
Net assets at the beginning of period	1,374,708	—	1,713,911	—
Net assets at the end of period	$18,392,321	$1,374,708	$16,981,930	$1,713,911
Undistributed (Over-distribution of) net investment income at the end of period	$50,787	$2,562	$20,504	$5,222

See accompanying notes to financial statements.

114	Nuveen Investments

	Equity Long/Short			Equity Market Neutral
	Year Ended 8/31/14	One Month Ended 8/31/13	Year Ended 7/31/13	Year Ended 8/31/14	For the Period 6/17/13 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$(137,853)	$3,903	$2,885	$(610,617)	$(25,902)
Net realized gain (loss) from:
Investments and foreign currency	1,724,281	(4,056)	587,782	2,112,788	252,860
Common stocks sold short	(1,979,933)	(26,221)	(160,234)	(1,704,820)	(67,643)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	3,741,672	(251,572)	(36,554)	3,058,336	125,591
Common stocks sold short	(1,555,673)	133,049	(110,282)	(2,265,655)	(12,341)
Net increase (decrease) in net assets from operations	1,792,494	(144,897)	283,597	590,032	272,565
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Class I	(4,818)	—	—	—	—
From accumulated net realized gains:
Class A	(177,757)	—	(4,526)	(34,018)	—
Class B	—	—	—	—	—
Class C	(72,488)	—	(4,648)	(8,445)	—
Class R3	—	—	—	—	—
Class I	(157,472)	—	(102,136)	(144,935)	—
Decrease in net assets from distributions to shareholders	(412,535)	—	(111,310)	(187,398)	—
Fund Share Transactions
Proceeds from sale of shares	45,447,301	3,474,238	385,955	44,698,210	13,867,268
Proceeds from shares issued to shareholders due to reinvestment of distributions	407,048	—	111,310	78,016	—
	45,854,349	3,474,238	497,265	44,776,226	13,867,268
Cost of shares redeemed	(18,526,973)	(45,105)	—	(17,002,345)	(150)
Net increase (decrease) in net assets from Fund share transactions	27,327,376	3,429,133	497,265	27,773,881	13,867,118
Net increase (decrease) in net assets	28,707,335	3,284,236	669,552	28,176,515	14,139,683
Net assets at the beginning of period	5,285,613	2,001,377	1,331,825	14,139,683	—
Net assets at the end of period	$33,992,948	$5,285,613	$2,001,377	$42,316,198	$14,139,683
Undistributed (Over-distribution of) net investment income at the end of period	$(116,568)	$4,622	$(1,484)	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	115

Statement of Changes in Net Assets (continued)

	Growth			Large Cap Core
	Year Ended 8/31/14	One Month Ended 8/31/13	Year Ended 7/31/13	Year Ended 8/31/14	For the Period 6/17/13 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$(22,073)	$4,103	$11,898	$254,030	$16,547
Net realized gain (loss) from:
Investments and foreign currency	4,417,081	62,762	3,429,655	2,181,185	194,150
Common stocks sold short	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	4,515,191	(952,090)	2,634,574	5,234,322	56,748
Common stocks sold short	—	—	—	—	—
Net increase (decrease) in net assets from operations	8,910,199	(885,225)	6,076,127	7,669,537	267,445
Distributions to Shareholders
From net investment income:
Class A	—	—	(25,479)	(6,278)	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Class I	(6,000)	—	(57,442)	(62,104)	—
From accumulated net realized gains:
Class A	(336,403)	—	—	(26,424)	—
Class B	—	—	—	—	—
Class C	(152,846)	—	—	(14,881)	—
Class R3	(1,292)	—	—	—	—
Class I	(387,526)	—	—	(206,400)	—
Decrease in net assets from distributions to shareholders	(884,067)	—	(82,921)	(316,087)	—
Fund Share Transactions
Proceeds from sale of shares	20,581,725	2,172,963	22,604,396	55,263,049	11,784,583
Proceeds from shares issued to shareholders due to reinvestment of distributions	691,418	—	64,427	44,278	—
	21,273,143	2,172,963	22,668,823	55,307,327	11,784,583
Cost of shares redeemed	(14,567,379)	(532,163)	(23,142,257)	(5,687,002)	(2,687)
Net increase (decrease) in net assets from Fund share transactions	6,705,764	1,640,800	(473,434)	49,620,325	11,781,896
Net increase (decrease) in net assets	14,731,896	755,575	5,519,772	56,973,775	12,049,341
Net assets at the beginning of period	34,432,195	33,676,620	28,156,848	12,049,341	—
Net assets at the end of period	$49,164,091	$34,432,195	$33,676,620	$69,023,116	$12,049,341
Undistributed (Over-distribution of) net investment income at the end of period	$—	$5,889	$(49,607)	$195,341	$16,808

See accompanying notes to financial statements.

116	Nuveen Investments

	Large Cap Core Plus		Large Cap Growth
	Year Ended 8/31/14	For the Period 6/17/13 (commencement of operations) through 8/31/13	Year Ended 8/31/14	For the Period 6/17/13 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$118,815	$10,189	$212,254	$20,443
Net realized gain (loss) from:
Investments and foreign currency	3,855,128	303,204	2,111,198	140,973
Common stocks sold short	(858,490)	(25,733)	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	6,531,183	61,111	4,079,444	158,342
Common stocks sold short	(1,015,563)	(23,487)	—	—
Net increase (decrease) in net assets from operations	8,631,073	325,284	6,402,896	319,758
Distributions to Shareholders
From net investment income:
Class A	(3,433)	—	(23,630)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(49,932)	—	(57,393)	—
From accumulated net realized gains:
Class A	(52,342)	—	(127,082)	—
Class B	—	—	—	—
Class C	(6,226)	—	(11,061)	—
Class R3	—	—	—	—
Class I	(325,555)	—	(223,711)	—
Decrease in net assets from distributions to shareholders	(437,488)	—	(442,877)	—
Fund Share Transactions
Proceeds from sale of shares	37,045,305	18,271,821	27,399,166	12,252,250
Proceeds from shares issued to shareholders due to reinvestment of distributions	185,491	—	155,399	—
	37,230,796	18,271,821	27,554,565	12,252,250
Cost of shares redeemed	(14,474,732)	—	(5,686,644)	(228)
Net increase (decrease) in net assets from Fund share transactions	22,756,064	18,271,821	21,867,921	12,252,022
Net increase (decrease) in net assets	30,949,649	18,597,105	27,827,940	12,571,780
Net assets at the beginning of period	18,597,105	—	12,571,780	—
Net assets at the end of period	$49,546,754	$18,597,105	$40,399,720	$12,571,780
Undistributed (Over-distribution of) net investment income at the end of period	$72,653	$12,059	$142,344	$20,694

See accompanying notes to financial statements.

Nuveen Investments	117

Statement of Changes in Net Assets (continued)

	Large Cap Value
	Year Ended 8/31/14	Two Months Ended 8/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$4,161,975	$418,399	$4,071,036
Net realized gain (loss) from:
Investments and foreign currency	55,318,352	22,436,703	61,341,761
Common stocks sold short	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	26,870,724	(9,472,034)	(69,391)
Common stocks sold short	—	—	—
Net increase (decrease) in net assets from operations	86,351,051	13,383,068	65,343,406
Distributions to Shareholders
From net investment income:
Class A(1)	(3,906,815)	—	(3,566,107)
Class B	—	—	(5,388)
Class C	(150,809)	—	(107,843)
Class R3	(1,124)	—	(1,054)
Class I	(937,826)	—	(412,184)
From accumulated net realized gains:
Class A(1)	(27,804,434)	—	—
Class B	—	—	—
Class C	(2,187,275)	—	—
Class R3	(9,947)	—	—
Class I	(5,567,417)	—	—
Decrease in net assets from distributions to shareholders	(40,565,647)	—	(4,092,576)
Fund Share Transactions
Proceeds from sale of shares	79,432,777	5,631,108	34,054,290
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,867,315	—	3,454,091
	112,300,092	5,631,108	37,508,381
Cost of shares redeemed	(45,279,666)	(48,519,961)	(56,020,015)
Net increase (decrease) in net assets from Fund share transactions	67,020,426	(42,888,853)	(18,511,634)
Net increase (decrease) in net assets	112,805,830	(29,505,785)	42,739,196
Net assets at the beginning of period	313,749,256	343,255,041	300,515,845
Net assets at the end of period	$426,555,086	$313,749,256	$343,255,041
Undistributed (Over-distribution of) net investment income at the end of period	$3,389,824	$4,329,738	$3,911,901

(1)	Includes distributions to shareholders of Large Cap Value’s Class B Shares during the period. Class B Shares of Large Cap Value converted to Class A Shares at the close of business on December 16, 2013 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

118	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	119

Financial

Highlights

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014	$19.66	$0.19		$7.37	$7.56	$(0.04)	$(0.02)	$(0.06)	$27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class I (6/13)
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

38.46%	$8,315	1.85%		0.15%		1.22%		0.77%		88%
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014	$20.32	$0.48	$5.65	$6.13	$(0.42)	$(0.13)	$(0.55)	$25.90
2013(d)	20.00	0.08	0.24	0.32	—	—	—	20.32
Class C (6/13)
2014	20.28	0.29	5.66	5.95	(0.25)	(0.13)	(0.38)	25.85
2013(d)	20.00	0.04	0.24	0.28	—	—	—	20.28
Class I (6/13)
2014	20.32	0.54	5.65	6.19	(0.47)	(0.13)	(0.60)	25.91
2013(d)	20.00	0.07	0.25	0.32	—	—	—	20.32

122	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

30.48%	$8,261	1.76%		1.40%		1.17%		1.99%		117%
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

29.55	2,151	2.54		0.59		1.92		1.21		117
1.40	111	6.52	*	(3.70	)*	1.92	*	0.90	*	29

30.85	6,571	1.58		1.63		0.92		2.29		117
1.60	1,044	7.50	*	(4.86	)*	0.92	*	1.72	*	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial Highlights (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2014	$28.72	$(0.23)	$4.78	$4.55	$—	$(1.55)	$(1.55)	$31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(0.08)	0.93	0.85	—	(1.32)	(1.32)	26.81
2011	23.61	(0.14)	4.02	3.88	—	(0.21)	(0.21)	27.28
2010	22.20	(0.08)	1.49	1.41	—	—	—	23.61
Class C (12/08)
Year Ended 8/31:
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(0.27)	0.88	0.61	—	(1.32)	(1.32)	26.04
2011	23.33	(0.34)	3.97	3.63	—	(0.21)	(0.21)	26.75
2010	22.10	(0.26)	1.49	1.23	—	—	—	23.33
Class I (12/08)
Year Ended 8/31:
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(0.04)	0.97	0.93	—	(1.32)	(1.32)	27.06
2011	23.71	(0.08)	4.03	3.95	—	(0.21)	(0.21)	27.45
2010	22.23	(0.02)	1.50	1.48	—	—	—	23.71

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense, enhanced custody expense and prime broker fees on common stocks sold short as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Fees to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2014	1.12%		1.11%		1.12%		0.72%	0.74%	0.78%
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26	0.32	0.32
2012	0.70		0.70		0.58		0.13	0.13	0.13
2011	0.47		0.47		0.47		0.15	0.15	0.15
2010	0.33		0.33		0.33		0.18	0.18	0.18

124	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

16.06%	$13,697	4.24%		(1.53)%	3.46%		(0.75)%	232%
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292
3.75	54	7.26		(5.26)	2.31		(0.31)	67
16.44	341	6.54		(4.97)	2.10		(0.54)	62
6.35	295	5.87		(4.12)	2.09		(0.35)	110

15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110

16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292
4.03	1,224	7.69		(5.95)	1.92		(0.17)	67
16.67	343	6.29		(4.73)	1.85		(0.29)	62
6.66	296	5.62		(3.88)	1.84		(0.10)	110

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	125

Financial Highlights (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014	$20.53	$(0.44)	$1.38	$0.94	$—	$(0.20)	$(0.20)	$21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

126	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

4.55%	$7,880	3.52%		(2.33)%		3.26%		(2.07)%		187%
2.65	799	3.00	*	(1.10	)*	2.85	*	(0.95	)*	112

3.77	1,768	4.28		(3.05)		4.02		(2.79)		187
2.50	157	3.90	*	(2.45	)*	3.42	*	(1.97	)*	112

4.84	32,668	3.37		(2.08)		3.08		(1.79)		187
2.70	13,184	3.04	*	(1.77	)*	2.32	*	(1.05	)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense and prime broker fees on common stocks sold short as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Fees to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2014	1.09%		1.06%		1.02%		0.55%	0.59%	0.70%
2013(e)	1.23	*	1.04	*	0.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	127

Financial Highlights (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2014	$25.03	$(0.01)	$6.08	$6.07	$—	$(0.61)	$(0.61)	$30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
2012	20.23	(0.02)	0.88	0.86	—	—	—	21.09
2011	17.10	0.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(0.03)	—	(0.03)	17.10
Class C (3/06)
Year Ended 8/31:
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(0.16)	0.84	0.68	—	—	—	20.14
2011	16.57	(0.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(0.13)	1.73	1.60	—	—	—	16.57
Class R3 (3/09)
Year Ended 8/31:
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(0.07)	0.89	0.82	—	—	—	21.06
2011	17.18	(0.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(0.04)	1.78	1.74	—	—	—	17.18
Class I (3/06)
Year Ended 8/31:
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92
2012	20.40	0.05	0.88	0.93	(0.04)	—	(0.04)	21.29
2011	17.24	0.06	3.14	3.20	(0.04)	—	(0.04)	20.40
2010	15.48	0.04	1.79	1.83	(0.07)	—	(0.07)	17.24

128	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

24.55%	$15,558	1.45%		(0.27)%	1.22%		(0.05)%	41%
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67
4.25	12,947	1.31		(0.18)	1.23		(0.09)	72
18.30	9,599	1.19		0.04	1.19		0.04	43
11.53	5,330	1.62		(0.21)	1.38		0.03	47

23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67
3.49	1,799	2.07		(0.91)	1.98		(0.82)	72
17.44	1,661	1.94		(0.70)	1.94		(0.70)	43
10.69	2,297	2.40		(1.04)	2.13		(0.77)	47

24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67
4.05	110	1.53		(0.42)	1.48		(0.37)	72
17.81	54	1.44		(0.14)	1.44		(0.14)	43
11.27	218	1.89		(0.53)	1.63		(0.26)	47

24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
4.59	13,301	1.07		0.14	0.98		0.23	72
18.55	26,796	0.94		0.30	0.94		0.30	43
11.81	25,915	1.40		(0.04)	1.13		0.24	47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	129

Financial Highlights (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014	$20.49	$0.19	$6.42	$6.61	$(0.08)	$(0.35)	$(0.43)	$26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class I (6/13)
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50

130	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

32.63%	$6,726	1.26%		0.69%		1.17%		0.78%		122%
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	131

Financial Highlights (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014	$20.53	$0.04	$6.32	$6.36	$(0.02)	$(0.34)	$(0.36)	$26.53
2013(e)	20.00	0.03	0.50	0.53	—	—	—	20.53
Class C (6/13)
2014	20.51	(0.13)	6.29	6.16	—	(0.34)	(0.34)	26.33
2013(e)	20.00	(0.03)	0.54	0.51	—	—	—	20.51
Class I (6/13)
2014	20.55	0.11	6.32	6.43	(0.05)	(0.34)	(0.39)	26.59
2013(e)	20.00	0.02	0.53	0.55	—	—	—	20.55

132	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

31.18%	$7,108	2.55%		(0.10)%		2.28%		0.17%		152%
2.70	456	2.38	*	0.26	*	1.99	*	0.65	*	41

30.21	3,182	3.28		(0.77)		3.03		(0.52)		152
2.60	51	3.31	*	(1.33	)*	2.66	*	(0.67	)*	41

31.51	39,257	2.33		0.17		2.06		0.44		152
2.80	18,090	2.33	*	(0.30	)*	1.66	*	0.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense and prime broker fees on common stocks sold short as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Fees to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2014	0.48%		0.47%		0.48%		0.34%	0.34%	0.36%
2013(e)	0.52	*	0.44	*	0.44	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	133

Financial Highlights (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014	$20.59	$0.17		$6.03	$6.20	$(0.07)	$(0.38)	$(0.45)	$26.34
2013(d)	20.00	0.05		0.54	0.59	—	—	—	20.59
Class C (6/13)
2014	20.56	(0.01)		6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	—	*	0.56	0.56	—	—	—	20.56
Class I (6/13)
2014	20.60	0.24		6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04		0.56	0.60	—	—	—	20.60

134	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

30.45%	$10,734	1.35%		0.53%		1.17%		0.72%		145%
2.95	1,017	1.49	**	0.92	**	1.15	**	1.25	**	48

29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	**	(0.60	)**	1.91	**	(0.02	)**	48

30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	**	0.22	**	0.92	**	0.86	**	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	135

Financial Highlights (continued)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2014	$25.15	$0.31		$6.09	$6.40	$(0.36)	$(2.83)	$(3.19)	$28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
2012	20.25	0.26		(0.24)	0.02	(0.24)	—	(0.24)	20.03
2011	16.11	0.21		4.15	4.36	(0.22)	—	(0.22)	20.25
2010	14.23	0.16		2.02	2.18	(0.30)	—	(0.30)	16.11
Class C (8/96)
Year Ended 8/31:
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
2012	19.61	0.11		(0.22)	(0.11)	(0.09)	—	(0.09)	19.41
2011	15.61	0.06		4.03	4.09	(0.09)	—	(0.09)	19.61
2010	13.80	0.04		1.96	2.00	(0.19)	—	(0.19)	15.61
Class R3 (8/08)
Year Ended 8/31:
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
2012	20.34	0.22		(0.23)	(0.01)	(0.19)	—	(0.19)	20.14
2011	16.19	0.18		4.15	4.33	(0.18)	—	(0.18)	20.34
2010	14.31	0.12		2.03	2.15	(0.27)	—	(0.27)	16.19
Class I (8/96)
Year Ended 8/31:
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
2012	20.34	0.31		(0.24)	0.07	(0.29)	—	(0.29)	20.12
2011	16.18	0.26		4.17	4.43	(0.27)	—	(0.27)	20.34
2010	14.28	0.21		2.03	2.24	(0.34)	—	(0.34)	16.18

136	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

27.40%	$294,917	1.11%		1.16%		1.11%		1.16%		153%
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
0.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		0.91		1.19		0.97		74

26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153
(0.51)	16,644	1.91		0.58		1.91		0.58		99
26.21	17,518	1.97		0.32		1.93		0.36		78
14.37	15,565	2.01		0.16		1.94		0.22		74

27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
0.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		0.91		1.43		0.97		78
14.88	110	1.50		0.66		1.44		0.72		74

27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153
0.45	24,546	0.91		1.59		0.91		1.59		99
27.46	30,150	0.97		1.32		0.93		1.36		78
15.53	22,950	1.00		1.16		0.94		1.22		74

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	137

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Equity Market Neutral Fund (“Equity Market Neutral”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”), Nuveen Large Cap Growth Fund (“Large Cap Growth”) and Nuveen Large Cap Value Fund (“Large Cap Value”), among others, and the Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund (“Equity Long/Short”) and Nuveen Growth Fund (“Growth”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as a Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds and went into effect on October 1, 2014 (except for Equity Long/Short, whose sub-advisory agreement went into effect on October 15, 2014). The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Concentrated Core

Concentrated Core’s investment objective is long-term capital appreciation. The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index.

Core Dividend

Core Dividend’s investment objective is total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend paying equity securities. Substantially all of the equity securities in which the Fund invests will be, at the time of purchase, dividend paying securities included in the Fund’s benchmark index, the Russell 1000® Index. The Sub-Adviser generally will sell a security that discontinues dividend payments, although it is not required to do so.

Equity Long/Short

Equity Long/Short’s investment objective is to seek long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the

138	Nuveen Investments

Fund’s short sales) in equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Equity Market Neutral

Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market. The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Growth

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Large Cap Core

Large Cap Core’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the Russell 1000® Index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Large Cap Core Plus

Large Cap Core Plus’ investment objective is long-term capital appreciation. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. The Fund may use all or a portion of its short sales to purchase additional long positions. The Fund intends to maintain an approximate 100% net long exposure to the equity market (long market value minus short market value). However, the Fund’s long and short positions will vary in size as market opportunities change. The Fund’s long positions normally will range between 90% and 150% of the Fund’s net assets and the Fund’s short positions normally will range between 0% and 50% of the Fund’s net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s long and/or short positions may be outside of these ranges. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, longer.

Large Cap Growth

Large Cap Growth’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Nuveen Investments	139

Notes to Financial Statements (continued)

Large Cap Value

Large Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase.

Each Fund, with the exception of Growth, may also enter into stock index futures contracts to manage cash flows into and out of the Funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Large Cap Value offered Class B Shares. Effective at the close of business on December 16, 2013, Class B Shares of Large Cap Value were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of August 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—	$—	$—

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Outstanding when-issued/delayed delivery purchase commitments		$—	$—	$—	$—

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually, except Core Dividend will pay income dividends quarterly. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

140	Nuveen Investments

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Large Cap Value issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event

Nuveen Investments	141

Notes to Financial Statements (continued)

has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$18,112,276	$—	$—	$18,112,276
Short-Term Investments:
Repurchase Agreements	—	255,689	—	255,689
Total	$18,112,276	$255,689	$—	$18,367,965

Core Dividend
Long-Term Investments*:
Common Stocks	$16,940,983	$—	$—	$16,940,983

Equity Long/Short
Long-Term Investments*:
Common Stocks	$50,432,483	$—	$—	$50,432,483
Short-Term Investments:
Repurchase Agreements	—	1,296,187	—	1,296,187
Common Stocks Sold Short*	(28,285,145)	—	—	(28,285,145)
Total	$22,147,338	$1,296,187	$—	$23,443,525

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$35,882,006	$—	$—	$35,882,006
Short-Term Investments:
Repurchase Agreements	—	10,943,838	—	10,943,838
Common Stocks Sold Short*	(36,550,638)	—	—	(36,550,638)
Total	$(668,632)	$10,943,838	$—	$10,275,206

142	Nuveen Investments

Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$48,398,584	$—	$—	$48,398,584
Short-Term Investments:
Repurchase Agreements	—	792,029	—	792,029
Total	$48,398,584	$792,029	$—	$49,190,613

Large Cap Core
Long-Term Investments*:
Common Stocks	$68,567,590	$—	$—	$68,567,590

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$64,247,635	$—	$—	$64,247,635
Short-Term Investments:
Repurchase Agreements	—	405,564	—	405,564
Common Stocks Sold Short*	(14,892,519)	—	—	(14,892,519)
Total	$49,355,116	$405,564	$—	$49,760,680

Large Cap Growth
Long-Term Investments*:
Common Stocks	$40,221,838	$—	$—	$40,221,838

Large Cap Value
Long-Term Investments*:
Common Stocks	$426,391,228	$—	$—	$426,391,228
Short-Term Investments:
Repurchase Agreements	—	104,251	—	104,251
Total	$426,391,228	$104,251	$—	$426,495,479
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	143

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Concentrated Core	Fixed Income Clearing Corporation	$255,689	$(255,689)	$—
Equity Long/Short	State Street Bank	1,296,187	(1,296,187)	—
Equity Market Neutral	Fixed Income Clearing Corporation	10,943,838	(10,943,838)	—
Growth	Fixed Income Clearing Corporation	792,029	(792,029)	—
Large Cap Core Plus	Fixed Income Clearing Corporation	405,564	(405,564)	—
Large Cap Value	Fixed Income Clearing Corporation	104,251	(104,251)	—
*	As of August 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short, Equity Market Neutral and Large Cap Core Plus pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on

144	Nuveen Investments

which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker fees” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Concentrated Core
	Year Ended 8/31/14		For the Period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	336,270	$8,238,842	12,167	$245,588
Class C	54,938	1,357,071	6,456	129,995
Class I	296,619	7,401,719	51,758	1,035,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	221	5,148	—	—
Class C	7	153	—	—
Class I	180	4,179	—	—
	688,235	17,007,112	70,381	1,410,583
Shares redeemed:
Class A	(42,443)	(1,069,629)	—	—
Class C	(4,964)	(124,805)	(492)	(10,282)
Class I	(33,480)	(852,987)	—	—
	(80,887)	(2,047,421)	(492)	(10,282)
Net increase (decrease)	607,348	$14,959,691	69,889	$1,400,301

Nuveen Investments	145

Notes to Financial Statements (continued)

	Core Dividend
	Year Ended 8/31/14		For the Period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	416,876	$9,764,323	27,500	$557,454
Class C	81,299	1,891,540	5,478	111,279
Class I	220,056	5,367,974	51,390	1,028,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,467	106,813	—	—
Class C	557	13,370	—	—
Class I	1,410	34,396	—	—
	724,665	17,178,416	84,368	1,696,981
Shares redeemed:
Class A	(129,948)	(3,203,272)	—	—
Class C	(4,132)	(102,457)	—	—
Class I	(19,235)	(471,636)	—	—
	(153,315)	(3,777,365)	—	—
Net increase (decrease)	571,350	$13,401,051	84,368	$1,696,981

	Equity Long/Short
	Year Ended 8/31/14		One Month Ended 8/31/13		Year Ended 7/31/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	811,295	$24,840,498	3,731	$108,812	8,850	$256,983
Class C	149,104	4,385,988	2,741	76,812	—	—
Class I	513,818	16,220,815	110,014	3,288,614	4,436	128,972
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,838	177,757	—	—	186	4,526
Class C	2,488	72,488	—	—	198	4,648
Class I	5,074	156,803	—	—	4,145	102,136
	1,487,617	45,854,349	116,486	3,474,238	17,815	497,265
Shares redeemed:
Class A	(398,923)	(12,433,930)	(1,190)	(34,179)	—	—
Class C	(21,431)	(631,302)	—	—	—	—
Class I	(178,739)	(5,461,741)	(370)	(10,926)	—	—
	(599,093)	(18,526,973)	(1,560)	(45,105)	—	—
Net increase (decrease)	888,524	$27,327,376	114,926	$3,429,133	17,815	$497,265

146	Nuveen Investments

			Equity Market Neutral
			Year Ended 8/31/14		For the Period 6/17/13 (commencement of operations) through 8/31/13
			Shares	Amount	Shares	Amount
Shares sold:
Class A			860,291	$18,329,244	38,914	$804,023
Class C			90,246	1,918,904	7,675	157,237
Class I			1,145,579	24,450,062	641,880	12,906,008
Shares issued to shareholders due to reinvestment of distributions:
Class A			1,559	33,527	—	—
Class C			371	7,954	—	—
Class I			1,698	36,535	—	—
			2,099,744	44,776,226	688,469	13,867,268
Shares redeemed:
Class A			(530,276)	(11,217,497)	—	—
Class C			(14,436)	(304,501)	—	—
Class I			(257,987)	(5,480,347)	(7)	(150)
			(802,699)	(17,002,345)	(7)	(150)
Net increase (decrease)			1,297,045	$27,773,881	688,462	$13,867,118

	Growth
	Year Ended 8/31/14		One Month Ended 8/31/13		Year Ended 7/31/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	179,196	$4,987,194	26,613	$677,863	547,147	$12,091,499
Class C	152,552	4,022,432	41,496	1,003,590	104,514	2,275,099
Class R3	—	—	—	—	277	6,085
Class I	401,076	11,572,099	19,066	491,510	355,900	8,231,713
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,821	293,357	—	—	1,083	23,208
Class C	3,318	85,086	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	11,420	312,975	—	—	1,909	41,219
	758,383	21,273,143	87,175	2,172,963	1,010,830	22,668,823
Shares redeemed:
Class A	(237,482)	(6,713,265)	(8,607)	(219,473)	(622,316)	(13,680,774)
Class C	(48,016)	(1,279,831)	(2,280)	(54,688)	(23,903)	(533,265)
Class R3	—	—	—	—	(3,352)	(75,935)
Class I	(231,962)	(6,574,283)	(10,043)	(258,002)	(379,883)	(8,852,283)
	(517,460)	(14,567,379)	(20,930)	(532,163)	(1,029,454)	(23,142,257)
Net increase (decrease)	240,923	$6,705,764	66,245	$1,640,800	(18,624)	$(473,434)

Nuveen Investments	147

Notes to Financial Statements (continued)

	Large Cap Core
	Year Ended 8/31/14		For the Period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	340,195	$8,223,349	22,320	$459,465
Class C	183,096	4,436,235	7,000	145,243
Class I	1,697,984	42,603,465	558,623	11,179,875
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,066	24,114	—	—
Class C	457	10,208	—	—
Class I	439	9,956	—	—
	2,223,237	55,307,327	587,943	11,784,583
Shares redeemed:
Class A	(111,403)	(2,794,661)	(4)	(76)
Class C	(4,320)	(107,347)	(4)	(76)
Class I	(109,580)	(2,784,994)	(119)	(2,535)
	(225,303)	(5,687,002)	(127)	(2,687)
Net increase (decrease)	1,997,934	$49,620,325	587,816	$11,781,896

	Large Cap Core Plus
	Year Ended 8/31/14		For the Period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	596,669	$14,040,983	22,225	$462,000
Class C	126,022	3,036,506	2,500	50,000
Class I	805,840	19,967,816	880,314	17,759,821
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,380	54,474	—	—
Class C	236	5,384	—	—
Class I	5,464	125,633	—	—
	1,536,611	37,230,796	905,039	18,271,821
Shares redeemed:
Class A	(353,364)	(8,811,627)	—	—
Class C	(7,915)	(198,314)	—	—
Class I	(215,146)	(5,464,791)	—	—
	(576,425)	(14,474,732)	—	—
Net increase (decrease)	960,186	$22,756,064	905,039	$18,271,821

	Large Cap Growth
	Year Ended 8/31/14		For the Period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	556,355	$12,871,241	49,411	$1,023,423
Class C	83,787	1,954,686	4,017	81,551
Class I	503,164	12,573,239	556,911	11,147,276
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,320	143,696	—	—
Class C	241	5,437	—	—
Class I	275	6,266	—	—
	1,150,142	27,554,565	610,339	12,252,250
Shares redeemed:
Class A	(204,534)	(5,108,915)	(4)	(76)
Class C	(4,495)	(108,734)	(4)	(76)
Class I	(18,670)	(468,995)	(4)	(76)
	(227,699)	(5,686,644)	(12)	(228)
Net increase (decrease)	922,443	$21,867,921	610,327	$12,252,022

148	Nuveen Investments

	Large Cap Value
	Year Ended 8/31/14		Two Months Ended 8/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	538,283	$13,947,182	105,853	$2,719,078	745,677	$16,514,446
Class A – automatic conversion of Class B shares	11,382	284,664	1,035	25,329	589	13,065
Class B – exchanges	365	8,721	—	—	—	—
Class C	315,220	7,989,393	29,995	752,332	63,149	1,376,153
Class R3	1,375	36,418	82	2,129	884	19,227
Class I	2,108,965	57,166,399	82,806	2,132,240	683,832	16,131,399
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,052,056	26,162,746	—	—	142,861	2,980,083
Class B	599	14,310	—	—	249	5,054
Class C	78,409	1,872,804	—	—	4,232	85,818
Class R3	—	—	—	—	—	—
Class I	192,451	4,817,455	—	—	18,306	383,136
	4,299,105	112,300,092	219,771	5,631,108	1,659,779	37,508,381
Shares redeemed:
Class A	(1,142,606)	(30,000,384)	(1,808,490)	(47,005,523)	(2,140,156)	(47,200,944)
Class B	(17,155)	(444,092)	(1,162)	(29,288)	(17,025)	(359,242)
Class B – automatic conversion to Class A shares	(11,816)	(284,664)	(1,067)	(25,329)	(606)	(13,065)
Class C	(149,422)	(3,807,070)	(28,760)	(712,751)	(195,410)	(4,216,545)
Class R3	(59)	(1,554)	(376)	(9,747)	(922)	(21,828)
Class I	(410,142)	(10,741,902)	(28,583)	(737,323)	(190,188)	(4,208,391)
	(1,731,200)	(45,279,666)	(1,868,438)	(48,519,961)	(2,544,307)	(56,020,015)
Net increase (decrease)	2,567,905	$67,020,426	(1,648,667)	$(42,888,853)	(884,528)	$(18,511,634)

5. Investment Transactions

Long-term purchases and sales (including proceeds from common stocks sold short, where applicable) during the fiscal year ended August 31, 2014, were as follows:

	Concentrated Core	Core Dividend	Equity Long/ Short	Equity Market Neutral	Growth
Purchases	$21,299,359	$23,912,458	$121,453,161	$82,119,550	$23,603,790
Sales	6,505,695	10,542,030	104,824,628	84,741,894	16,938,451

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Purchases	$82,789,579	$106,827,756	$58,112,305	$580,518,472
Sales	33,279,391	81,384,003	36,268,170	549,465,793

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	149

Notes to Financial Statements (continued)

As of August 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Cost of investments	$16,723,077	$15,606,771	$48,152,740	$43,956,206	$36,671,607
Gross unrealized:
Appreciation	$1,672,278	$1,481,288	$4,101,072	$3,557,360	$12,696,743
Depreciation	(27,390)	(147,076)	(525,142)	(687,722)	(177,737)
Net unrealized appreciation (depreciation) of investments	$1,644,888	$1,334,212	$3,575,930	$2,869,638	$12,519,006

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Cost of investments	$63,286,569	$58,253,813	$36,001,203	$371,999,501
Gross unrealized:
Appreciation	$5,637,057	$7,041,477	$4,454,134	$57,564,185
Depreciation	(356,036)	(642,091)	(233,499)	(3,068,207)
Net unrealized appreciation (depreciation) of investments	$5,281,021	$6,399,386	$4,220,635	$54,495,978

Permanent differences, primarily due to nondeductible stock issuance costs, investments in short sales, net operating losses, real estate investment trust adjustments, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2014, the Funds’ tax year end, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Capital paid-in	$(78)	$(110)	$(14,719)	$(148)	$5
Undistributed (Over-distribution of) net investment income	78	(3,406)	21,481	610,617	22,184
Accumulated net realized gain (loss)	—	3,516	(6,762)	(610,469)	(22,189)

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Capital paid-in	$(110)	$(67)	$(138)	$—
Undistributed (Over-distribution of) net investment income	(7,115)	(4,856)	(9,581)	(105,315)
Accumulated net realized gain (loss)	7,225	4,923	9,719	105,315

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2014, the Funds’ tax year end, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Undistributed net ordinary income[1]	$348,890	$534,482	$—	$49,544	$—
Undistributed net long-term capital gains	38,810	15,594	122,351	97,950	3,873,226

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Undistributed net ordinary income[1]	$2,270,656	$3,030,897	$2,052,836	$33,925,376
Undistributed net long-term capital gains	69,590	127,883	6,695	14,035,483
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Year ended August 31, 2014	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Distributions from net ordinary income[1]	$13,704	$191,604	$4,470	$187,398	$139,544
Distributions from net long-term capital gains[2]	—	181	408,065	—	744,523

Year ended August 31, 2014		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Distributions from net ordinary income[1]		$316,087	$437,488	$442,877	$20,131,762
Distributions from net long-term capital gains[2]		—	—	—	20,433,885

June 17, 2013 (commencement of operations) through August 31, 2013	Concentrated Core	Core Dividend	Equity Market Neutral	Large Cap Core	Large Cap Core Plus	Large Cap Growth
Distributions from net ordinary income[1]	$—	$—	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—	—

150	Nuveen Investments

One Month ended August 31, 2013	Equity Long/Short	Growth
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—

Two Months ended August 31, 2013		Large Cap Value
Distributions from net ordinary income[1]		$—
Distributions from net long-term capital gains		—

Year ended July 31, 2013	Equity Long/Short	Growth
Distributions from net ordinary income[1]	$—	$82,921
Distributions from net long-term capital gains	111,310	—

Year ended June 30, 2013		Large Cap Value
Distributions from net ordinary income[1]		$4,092,576
Distributions from net long-term capital gains		—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2014.

During the Funds’ tax year ended August 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Equity Long-Short
Utilized capital loss carryforwards	$4,367

As of August 31, 2014, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long-Short	Growth
Post-October capital losses[3]	$147,562	$132,406
Late-year ordinary losses[4]	116,568	—
[3]	Capital losses incurred from November 1, 2013 through August 31, 2014, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2014 through August 31, 2014, and specified losses incurred from November 1, 2013 through August 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
For the first $125 million	0.6500%	0.5500%	1.1000%	1.1000%	0.5000%	0.5500%	1.0000%	0.5500%	0.5500%
For the next $125 million	0.6375	0.5375	1.0875	1.0875	0.4875	0.5375	0.9875	0.5375	0.5375
For the next $250 million	0.6250	0.5250	1.0750	1.0750	0.4750	0.5250	0.9750	0.5250	0.5250
For the next $500 million	0.6125	0.5125	1.0625	1.0625	0.4625	0.5125	0.9625	0.5125	0.5125
For the next $1 billion	0.6000	0.5000	1.0500	1.0500	0.4500	0.5000	0.9500	0.5000	0.5000
For net assets over $2 billion	0.5750	0.4750	1.0250	1.0250	0.4250	0.4750	0.9250	0.4750	0.4750

Nuveen Investments	151

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2014, the complex-level fee rate for each of these Funds was 0.1646%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends expense on securities sold short and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Concentrated Core	1.00%	July 31, 2016	N/A
Core Dividend	0.95	July 31, 2016	N/A
Equity Long/Short	1.40	July 31, 2016	N/A
Equity Market Neutral	1.40	July 31, 2016	N/A
Growth	1.00	December 31, 2014	1.40
Large Cap Core	0.95	July 31, 2016	N/A
Large Cap Core Plus	1.25	July 31, 2016	N/A
Large Cap Growth	0.95	July 31, 2016	N/A
Large Cap Value	N/A	N/A	1.20

N/A – Not applicable.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended August 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Sales charges collected (Unaudited)	$66,388	$95,952	$169,326	$83,675	$31,529
Paid to financial intermediaries (Unaudited)	57,794	85,371	150,038	74,595	27,551

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Sales charges collected (Unaudited)		$112,306	$93,647	$48,633	$162,903
Paid to financial intermediaries (Unaudited)		98,339	83,168	42,930	143,248

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Commission advances (Unaudited)	$11,569	$28,985	$49,004	$20,600	$37,424

152	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Commission advances (Unaudited)	$38,333	$34,277	$17,596	$63,446

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended August 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
12b-1 fees retained (Unaudited)	$4,769	$9,563	$15,701	$11,139	$35,239

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
12b-1 fees retained (Unaudited)		$14,609	$11,066	$7,294	$35,536

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2014, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
CDSC retained (Unaudited)	$882	$—	$2,367	$416	$2,464

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
CDSC retained (Unaudited)		$—	$—	$493	$1,606

As of August 31, 2014, Nuveen owned shares of the Funds as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Class A Shares	1,930	2,013	2,302	—	—
Class C Shares	1,943	2,015	2,376	—	—
Class R3 Shares	N/A	N/A	N/A	N/A	2,125
Class I Shares	34,689	36,228	33,068	—	—

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Class A Shares		—	—	1,996	—
Class C Shares		—	—	2,008	—
Class R3 Shares		N/A	N/A	N/A	2,126
Class I Shares		—	—	35,887	—

N/A – Fund does not offer share class.

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements

During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

9. Subsequent Events

Purchase and Sale Agreement

As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014 (except for Equity Long/Short, whose sub-advisory agreement went into effect on October 15, 2014).

Nuveen Investments	153

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm* KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

*Early in the fiscal period ended August 31, 2014, the Board of Trustees of the Nuveen Equity Long/Short Fund, Nuveen Growth Fund and Nuveen Large Cap Value Fund, upon recommendation of the Audit Committee, engaged Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to the Funds, replacing PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), effective December 23, 2013. Effective August 11, 2014, upon the resignation of Ernst & Young as independent registered public accounting firm as a result of the pending acquisition of Nuveen Investments by TIAA-CREF, which took place in early October, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds.

PricewaterhouseCoopers’ report on the Nuveen Equity Long/Short Fund and the Nuveen Growth Fund for the two most recent fiscal periods ended August 31, 2013 and July 31, 2013, and its report on the Nuveen Large Cap Value Fund for the two most recent fiscal periods ended August 31, 2013 and June 30, 2013 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods mentioned above for the Funds and for the period September 1, 2013 through December 23, 2013, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements. For the period December 24, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

During the fiscal period ended August 31, 2014, the Board of Trustees of the Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Market Neutral Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young, which as described above resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA- CREF.

Ernst & Young’s report on each Fund for the immediately prior fiscal period ended August 31, 2013, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal period ended August 31, 2013 for each Fund and for the period September 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on each Fund’s financial statements.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

154	Nuveen Investments

Distribution Information: The Funds hereby designate their percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
% DRD	100%	66%	100%	66%	100%	41%	56%	34%	33%
% QDI	100%	66%	100%	65%	100%	41%	56%	35%	35%

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	155

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

156	Nuveen Investments

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	157

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	203
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	203
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	203
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	203

158	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	203
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	203
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	203
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	203
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	203

Nuveen Investments	159

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	203

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	203
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	203

160	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	204
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	204
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	204
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	204
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	204
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	204

Nuveen Investments	161

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	204
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	204
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	204
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	204
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	106

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

162	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	163

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the

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Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

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may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under each respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

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and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Market Neutral Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Fund, which did not exist for part of the foregoing time frame). This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data of the Funds, the Independent Board Members noted the following:

Nuveen Large Cap Value Fund (the “Large Cap Value Fund”) and Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”) demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. With respect to the Large Cap Value Fund, the Board recognized that the changes to the sub-advisory arrangements approved at a meeting held in April 2013 may limit the usefulness of the past performance data for such Fund prior to that time. In addition, for the Equity Long/Short Fund, the Board recognized the changes to the Fund’s investment personnel and strategies in 2013, which limit some of the usefulness of the Fund’s historic performance data.

Nuveen Growth Fund (the “Growth Fund”) lagged its peers over the longer periods, but had better performance in the shorter periods. In this regard, although the Growth Fund was in the fourth quartile in the five-year period and underperformed its benchmark in the three- and five-year periods, it was in the third quartile in the one- and three-year periods and provided comparable performance to its benchmark and good absolute return in the one-year period.

In addition, the Independent Board Members noted that Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Market Neutral Fund, Nuveen Large Cap Growth Fund, Nuveen Large Cap Core Fund and Nuveen Large Cap Core Plus Fund each were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages, except that the Large Cap Value Fund had a slightly higher net management fee than its peer average and a higher net expense ratio compared to its peer average. In this regard, the higher expense ratio for the Large Cap Value Fund compared to peers was generally attributed to an outlier in the peer group that lowered the peer average as well as a one-time increase in expenses incurred with repositioning the Fund.

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Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

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With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

170	Nuveen Investments

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

Nuveen Investments	171

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

172	Nuveen Investments

Notes

Nuveen Investments	173

Notes

174	Nuveen Investments

Notes

Nuveen Investments	175

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NLCES-0814D        3766-INV-Y10-15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP & KPMG LLP, the Funds’ auditors, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended August 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Concentrated Core Fund	15,000	0	0	0
Nuveen Core Dividend Fund	15,000	0	0	0
Nuveen Equity Market Neutral Fund	15,000	0	0	0
Nuveen Large Cap Value Fund	15,000	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	20,496	0	2,795	0
Nuveen Intelligent Risk Growth Allocation Fund	20,501	0	2,961	0
Nuveen Intelligent Risk Moderate Allocation Fund	20,500	0	3,007	0
Nuveen Large Cap Core Fund	15,000	0	0	0
Nuveen Large Cap Growth Fund	15,000	0	0	0
Nuveen Large Cap Core Plus Fund	15,000	0	0	0

Total	$166,497	$0	$8,763	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Concentrated Core Fund	0%	0%	0%	0%
Nuveen Core Dividend Fund	0%	0%	0%	0%
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Growth Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Moderate Allocation Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%
Nuveen Large Cap Core Plus Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Concentrated Core Fund	10,000	0	0	0
Nuveen Core Dividend Fund	10,000	0	0	0
Nuveen Equity Market Neutral Fund	10,000	0	0	0
Nuveen Large Cap Value Fund (5)	0	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	19,730	0	6,500	0
Nuveen Intelligent Risk Growth Allocation Fund	19,730	0	6,500	0
Nuveen Intelligent Risk Moderate Allocation Fund	19,734	0	6,500	0
Nuveen Large Cap Core Fund	10,000	0	0	0
Nuveen Large Cap Growth Fund	10,000	0	0	0
Nuveen Large Cap Core Plus Fund	10,000	0	0	0

Total	$119,194	$0	$19,500	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
[5]	Fund changed fiscal year end effective July 1, 2013

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Concentrated Core Fund	0%	0%	0%	0%
Nuveen Core Dividend Fund	0%	0%	0%	0%
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Growth Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Moderate Allocation Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%
Nuveen Large Cap Core Plus Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Concentrated Core Fund	0	0	0	0
Nuveen Core Dividend Fund	0	0	0	0
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	2,795	0	0	2,795
Nuveen Intelligent Risk Growth Allocation Fund	2,961	0	0	2,961
Nuveen Intelligent Risk Moderate Allocation Fund	3,007	0	0	3,007
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0
Nuveen Large Cap Core Plus Fund	0	0	0	0

Total	$8,763	$0	$0	$8,763

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Concentrated Core Fund	0	0	0	0
Nuveen Core Dividend Fund	0	0	0	0
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund (1)	0	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	6,500	0	0	6,500
Nuveen Intelligent Risk Growth Allocation Fund	6,500	0	0	6,500
Nuveen Intelligent Risk Moderate Allocation Fund	6,500	0	0	6,500
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0
Nuveen Large Cap Core Plus Fund	0	0	0	0

Total	$19,500	$0	$0	$19,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[1]	Fund changed fiscal year end effective July 1, 2013

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 6, 2014